As filed with the Securities and Exchange Commission on April 29, 1999

                                                      Registration No. 33-75248

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM S-6


                       POST-EFFECTIVE AMENDMENT NO. 12 TO

                             REGISTRATION STATEMENT

                                FOR REGISTRATION
                                    Under the
                             SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                                  -------------

                 Variable Life Account B of Aetna Life Insurance
                               and Annuity Company

                                  -------------

                    Aetna Life Insurance and Annuity Company
                          151 Farmington Avenue, RE4A,
                           Hartford, Connecticut 06l56
                          Depositor's Telephone Number,
                       including Area Code: (860) 273-4686

                                  -------------

                           Julie E. Rockmore, Counsel
                    Aetna Life Insurance and Annuity Company
                          151 Farmington Avenue, RE4A,
                           Hartford, Connecticut 06l56
                (Name and Complete Address of Agent for Service)


                                 -------------

                                    Copy to:
                             George N. Gingold, Esq.
                              197 King Philip Drive
                          West Hartford, CT 06117-1409


                                  -------------


It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 30, 1999 pursuant to paragraph (b) of Rule 485


[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                            VARIABLE LIFE ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                             Cross Reference Sheet


 Form N-8B-2
------------
  Item No.
------------
       1       Cover Page; The Separate Account; The Company
       2       Cover Page; The Separate Account; The Company
       3       Not Applicable
       4       Cover Page; The Company; Additional Information--Distribution of the Policies
       5       The Separate Account; The Company
       6       The Separate Account; The Company
       7       Not Applicable
       8       Financial Statements
       9       Additional Information--Legal Matters
      10       The Separate Account; Charges & Fees; Policy Choices; Policy Values; Policy Rights;
               Additional Information; Miscellaneous Policy Provisions
      11       Allocation of Premiums; Policy Choices
      12       Cover Page; Allocation of Premiums
      13       Charges & Fees; Policy Choices; Term Insurance Rider; Additional Information--
               Distribution of Policies
      14       Policy Values; Miscellaneous Policy Provisions
      15       Policy Summary; Allocation of Premiums--The Funds; Policy Choices; Policy Values
      16       Policy Summary; Allocation of Premiums--The Funds; Policy Values
      17       Policy Rights
      18       Allocation of Premiums; Policy Choices; Policy Rights
      19       Additional Information
      20       Not Applicable
      21       Policy Rights--Policy Loans
      22       Not Applicable
      23       Directors and Officers
      24       Miscellaneous Policy Provisions
      25       The Company
      26       Charges and Fees
      27       The Company
      28       Directors and Officers
      29       The Company
      30       Not Applicable
      31       Not Applicable
      32       Not Applicable

 Form N-8B-2
------------
  Item No.
------------
      33       Not Applicable
      34       Not Applicable
      35       The Company; Additional Information
      36       Not Applicable
      37       Not Applicable
      38       Additional Information
      39       See Item 25
      40       See Item 26
      41       See Item 27
      42       See Item 28
      43       Financial Statements
      44       Policy Values--Accumulation Unit Value; Financial Statements
      45       Not Applicable
      46       The Separate Accounts; Policy Values
      47       The Separate Accounts; Allocation of Premiums; Policy Choices; Policy
               Values
      48       Not Applicable
      49       Not Applicable
      50       Not Applicable
      51       Cover Page; Policy Choices; Policy Values
      52       The Separate Account; Allocation of Premiums
      53       Tax Matters
      54       Not Applicable
      55       Not Applicable
      56       Not Applicable
      57       Not Applicable
      58       Not Applicable
      59       Financial Statements

Variable Life Account B--CVUL and CVUL II

Underwritten By:
Aetna Life Insurance and Annuity Company
Home Office:
151 Farmington Avenue
Hartford, Connecticut 06156
(800) 334-7586

Administrative Office:
Lincoln Corporate Specialty Markets
350 Church Street--MSM1
Hartford, CT 06103-1106
(860) 466-1561

Prospectus Dated May 1, 1999

          The Flexible Premium Variable Universal Life Insurance Policy

This Prospectus describes Corporate VUL ("CVUL") and Corporate VUL II ("CVUL II"), two flexible premium variable life insurance contracts (the "Policies") offered by Aetna Life Insurance and Annuity Company (the "Company", "we", "us", "our"). The Policies can be purchased by corporations or other groups where individuals share a common employer or affiliation with the group or sponsoring organization. The Policy features: flexible premium payments; a choice of one of three death benefit options; a choice of life insurance qualification methods; and a choice of underlying investment options.

In October 1998, the Company and life insurance affiliates of Lincoln Financial Group ("Lincoln") entered into a transaction whereby nearly all of the Company's variable life insurance business was reinsured by the Lincoln affiliates.

Each fund has its own investment objective. The mutual funds ("Funds") through the Separate Account are:

o Aetna Balanced VP, Inc.
o Aetna Income Shares d/b/a Aetna Bond VP
o Aetna Growth VP
o Aetna Variable Fund d/b/a Aetna Growth and Income VP
o Aetna Index Plus Large Cap VP
o Aetna Variable Encore Fund d/b/a Aetna Money Market VP
o Aetna Small Company VP
o Aetna Value Opportunity VP
o Fidelity Variable Insurance Products Fund (VIP) Equity-Income Portfolio
o Fidelity Variable Insurance Products Fund (VIP) Growth Portfolio
o Fidelity Variable Insurance Products Fund (VIP) High Income Portfolio
o Fidelity Variable Insurance Products Fund (VIP) Overseas Portfolio
o Fidelity Variable Insurance Products Fund II (VIP II) Asset Manager Portfolio
o Fidelity Variable Insurance Products Fund II (VIP II) Contrafund Portfolio
o Janus Aspen Aggressive Growth Portfolio
o Janus Aspen Balanced Portfolio
o Janus Aspen Flexible Income Portfolio
o Janus Aspen Growth Portfolio
o Janus Aspen Worldwide Growth Portfolio
o MFS Total Return Series
o MFS Global Governments Series (formerly World Governments)
o Oppenheimer Aggressive Growth Fund/VA (formerly Oppenheimer Capital Appreciation Fund)
o Oppenheimer Global Securities Fund/VA
o Oppenheimer Main Street Growth & Income Fund/VA
o Oppenheimer Strategic Bond Fund/VA
o Portfolio Partners MFS Emerging Equities Portfolio
o Portfolio Partners MFS Research Growth Portfolio
o Portfolio Partners MFS Value Equity Portfolio
o Portfolio Partners Scudder International Growth Portfolio
o Portfolio Partners T. Rowe Price Growth Equity Portfolio

Net premiums allocated to the Fixed Account earn fixed rates of interest. We determine the rates periodically, but we guarantee that they will never be less than 4.0% a year.

This prospectus and other information about Variable Life Account B filed with the Securities and Exchange Commission can be found in the Commission's web site at http://www.sec.gov. You can get copies of this information by visiting the Commission's Public Reference Room (call 1-800-SEC-0330) or writing the Commission's Public Reference Section, Washington, DC 20549-6009 and paying a duplication fee.

The Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

To be valid, this prospectus must have the current mutual funds' prospectuses with it.

You should read the Prospectus and the attached prospectus for any available fund if you are considering buying a Policy or exercising elections under a Policy. You should also keep them for future reference. You can obtain any fund's Statement of Additional Information (SAI), which provides more information about a fund, by calling (800) 334-7586.

Table of Contents


Policy Summary ....................................      1
The Company .......................................      5
The Separate Account ..............................      5
The General Account ...............................      6
Allocation of Premiums ............................      6
 Fixed Account ....................................      6
 Separate Account .................................      6
 Mixed and Shared Funding .........................      9
Charges & Fees ....................................     10
 Premium Charge ...................................     10
 Premium Charge Refund ............................     11
 Premium Tax Charge ...............................     11
Charges and Fees Assessed Against the Total
 Account Value ....................................     11
Charges and Fees Associated with the
 Variable Funding Options .........................     12
 Mortality and Expense Risk Charge ................     12
 Administrative Charge - Corporate VUL only .......     13
 Surrender Charge - Corporate VUL only ............     13
 Surrender Charges on Full and Partial
  Surrenders ......................................     13
Charges Assessed Against the Underlying
 Funds ............................................     14
 Reduction of Charges .............................     15
Policy Choices ....................................     16
 Premium Payments .................................     16
 Guaranteed Death Benefit -
  Corporate VUL only ..............................     17
 Life Insurance Qualification .....................     18
 Death Benefit Options ............................     19
 Transfers and Allocations to Funding Options           20
 Limits on Frequent Transfers .....................     20
Policy Values .....................................     20
 Total Account Value ..............................     20
 Accumulation Unit Value ..........................     21
 Maturity Value ...................................     22
 Surrender Value ..................................     22
Policy Rights .....................................     22
 Partial Surrenders ...............................     22
 No Lapse Coverage - Corporate VUL only ...........     23
 Reinstatement of a Lapsed Policy .................     23
 Policy Loans .....................................     24
 Policy Changes ...................................     25
 Right to Examine the Policy ......................     26
Death Benefit .....................................     27
Policy Settlement .................................     27
 Settlement Options ...............................     27
 Calculation of Variable Payment Settlement
  Options Values ..................................     29
Term Insurance Rider ..............................     30
Directors & Officers ..............................     31
Additional Information ............................     34
 Reports to Policyowners ..........................     34
 Right to Instruct Voting of Fund Shares ..........     34
 Disregard of Voting Instructions .................     34
 State Regulation .................................     35
 Legal Matters ....................................     35
 The Registration Statement .......................     35
 Distribution of the Policies .....................     35
 Records and Accounts .............................     36
 Independent Auditors .............................     36
 Year 2000 ........................................     36
Tax Matters .......................................     37
 General ..........................................     37
 Federal Tax Status of the Company ................     37
 Life Insurance Qualification .....................     37
 General Rules ....................................     38
 Modified Endowment Contracts .....................     38
 Diversification Standards ........................     39
 Investor Control .................................     39
 Other Tax Considerations .........................     40
Miscellaneous Policy Provisions ...................     41
 The Policy .......................................     41
 Payment of Benefits ..............................     41
 Age ..............................................     41
 Incontestability .................................     41
 Suicide ..........................................     41
 Coverage Beyond Maturity .........................     42
 Nonparticipation .................................     42
Appendix A -
Illustrations of Death Benefits, Total Account
 Values and Surrender Values, Corporate VUL .......     43
Appendix B -
Illustrations of Death Benefits, Total Account
 Values and Surrender Values, Corporate
 VUL II ...........................................     53
Financial Statements of the Separate Account ......     S-1
Financial Statements of the Company ...............     F-1

This Prospectus does not constitute an offer in any jurisdiction where prohibited. No dealer, salesman or other person is authorized to give any information or make any representation in connection with this offering other than those contained in this Prospectus, or other sales material authorized by the Company and if given or made, such other information or representations must not be relied upon.

The purpose of the policy is to provide insurance protection. Life insurance is a long-term investment. Owners should consider their need for insurance coverage and the policy's long-term investment potential. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

Policy Summary

This section is an overview of key Policy features of the Corporate VUL and Corporate VUL II Policies. These Policies are administered by The Lincoln National Life Insurance Company.


The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. The Policy owner will have all rights and privileges under the Policy. The Policies may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans. These Policies may be used by corporations and other businesses as a means of funding death benefit liabilities incurred under executive retirement plans or as a source for funding cash flow obligations under such plans. The Policies are not designed to be used in an employer's pension or profit sharing plan. (Regulations in your state may vary the provisions of your own Policy.) It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with a corporate VUL or Corporate VUL II policy.


Your Policy is a flexible premium variable life insurance policy. Its value may change on a:

 1) fixed basis;

 2) variable basis; or a

 3) combination of both fixed and variable bases.

The value of the Policy and, under one option, the death benefit amount is not guaranteed and depends on the investment results of the funding options you select.

Initial Choices to be Made

The Policy Owner (the "Owner" or "you") is the person named in the "policy specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have several important choices to make when the Policy is first purchased. You need to choose:

 1) one of three death benefit options (see page 19);

 2) the life insurance qualification method;

 3) the amount of premium you want to pay;

 4) the amount of your net premium payment to be placed in each of the funding options you select. The net premium payment is the balance of your premium payment that remains after certain charges are deducted from it;

 5) (Corporate VUL only) if you want the guaranteed death benefit provision, and to what age (described on pages 17-18).

Death Benefit Options

The death benefit is the amount the Company pays to the beneficiary(ies) when the Insured dies. Before we pay the beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the death benefit. We calculate the death benefit payable as of the date the Insured died.

At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

If you have surrendered a portion of your Policy, any surrendered amount will reduce your initial death benefit.

Life Insurance Qualification Method

At the time of purchase you must choose which life insurance qualification method best suits your needs--Cash Accumulation or Guideline Premium. Both methods require a Policy to provide minimum ratios of life insurance coverage to total account value. The guideline premium method may also restrict premiums payable under the Policy. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.

Amount of Premium Payment

When you first buy your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on pages 18-19. If your Policy lapses because your monthly deduction is larger than the net accumulation value, you may reinstate your Policy. See page 23.

You may use the value of the Policy to pay the monthly deductions due and continue the Policy in force if sufficient values are available. If the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the Cost of Insurance (see page 12) increase as the Insured gets older.

When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the "right-to-examine" time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select unless your state requires a full refund of premiums. If you then decide you do not want your Policy, you will receive a refund. See page 26.

Selection of Funding Vehicles

This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the contract. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those funds lose value, so does your Policy. See pages 6-9.

You must choose the Fund(s) (sub-accounts) in which you want to place each net premium payment. Each sub-account invests in shares of a certain Fund. A variable sub-account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance.

You may also choose to place your net premium payment or part of it into the Fixed Account. Net premium payments put into the Fixed Account become part of the Company's General Account, do not share the investment experience of the Separate Account, and have a guaranteed minimum interest rate of 4.0% per year. For additional information on the Fixed Account, see page 6.

Guaranteed Death Benefit Provision (CVUL only)

You may elect to have a guaranteed death benefit provision to age 80 or age
100. This means that your Policy will remain in force even though the cash value is not enough to pay the current monthly deductions as long as the guaranteed death benefit premium test is met. Each year the

Company will determine that the sum of premiums to that point in time is sufficient to support the guaranteed death benefit provision. Your total premiums paid to date minus the partial surrenders must be equal to the required monthly guaranteed death benefit premium times the number of months that have passed since the original Policy issue date. See pages 17-18.

No-Lapse Coverage Provision (CVUL only)

Your Policy will not terminate during the first five years after the initial issue date or the issue date of any increase in the specified amount if the sum of premiums paid equals or exceeds:

 1) the sum of the minimum monthly premiums for each Policy month from the issue date, including the current month; plus

 2) any partial surrenders; plus

 3) any increase in the loan account value within that same five years,

    equals or is more than the sum of premiums paid.

Charges and Fees

A Premium Charge deduction will be made from each premium payment. That deduction is, in the first policy year, 7% for Corporate VUL, guaranteed not to exceed 10%, and 10.5% for Corporate VUL II, guaranteed not to exceed 15%; it declines thereafter. This charge represents the expense associated with the startup and maintenance of a Policy. For Corporate VUL, this includes average applicable premium taxes, although the Company is responsible for payment of premium taxes and any other amounts payable with respect to your premium payments to the extent they exceed the premium charge. See pages 10-11 for details for the schedule of premium charge percentages.


For Corporate VUL II, except as noted below, an explicit Premium Tax Charge equal to the state and municipal taxes associated with premiums received is also deducted from premium payments.


Upon a full surrender of your Policy within the first 36 months for Corporate VUL and first 24 months for Corporate VUL II if your Policy is not in default, you may be entitled to a credit for some or all of the premium charges which have been deducted from your premium payments. See page 11.

A monthly deduction is made from the total account value on the same day of each month beginning with the date of issue. The monthly deduction includes the Cost of Insurance and any charges for supplemental riders or benefits. Once a policy is issued, monthly deductions will begin as of the date of issue, even if the Policy's issuance was delayed due to underwriting requirements or other reasons. The monthly deduction also includes a monthly administrative expense charge during all policy years. For Corporate VUL, this charge is $7. For Corporate VUL II the current monthly charge is $6, guaranteed not to exceed $10. See pages 11 and 12.

A daily charge is deducted from the assets of Variable Life Account B for mortality and expense risks assumed by the company. The daily deductions from net assets of the Separate Account for Corporate VUL are at the annual rates of
 .70% during policy years 1 through 10 and .20% thereafter. For Corporate VUL II, these percentages are .70% during policy years 1 through 10 and .35% thereafter. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that the current charges are no longer adequate. The maximum mortality and expense risk charge is .90% per year.

For Corporate VUL only, a daily administrative charge is deducted equivalent on an annual basis to .30% of the average daily net assets of Variable Life Account B to compensate the Company for expenses associated with the administration and maintenance of the policies. The daily administrative charge is guaranteed to never exceed .50% on an annual basis of the average daily net assets of Variable Life Account B.


Each Fund has its own management fee charge also deducted daily. Investment results for the Funds you chose will be affected by the management charges and other expenses. The table on page 14 shows you the charges and other expenses currently in effect for each Fund.


For Corporate VUL only, if you surrender your Policy (in whole or in part) a surrender charge may apply. The maximum initial surrender charge is 30% of the first year's minimum monthly premium for the initial specified amount. Once determined, the surrender charge will decrease annually until it reaches zero after nine years. If you increase the specified amount, a new surrender charge applies, in addition to the then existing surrender charge. See page 13.

Policy Loans

If you borrow against your Policy, interest will be charged to the Loan Account. Currently, the interest rate on loans accrues at an annual rate equal to the greater of 1) the monthly average of the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the policy anniversary month, or 2) 5%.

For Corporate VUL, there are two types of loans, preferred (those taken during policy years 11 and beyond up to 10% of each year's total loan value), and non-preferred (all others). Annual interest is credited on the loan account value at the same rate interest is charged for preferred loans. For non-preferred loans, the rate credited is 1% less than the loan interest rate.

For Corporate VUL II, there are no preferred loans. Annual interest is credited on the loan account value not to exceed .9% less than the loan interest rate. However, in no case will the credited interest rate be less than 4.0% annually. See pages 24-25.

Changes in Specified Amount

Within certain limits, you may increase or decrease the specified amount beginning with the second policy year. Increases will require satisfactory evidence of insurability. Decreases in the first five years are subject to approval of the Company. Currently the minimum specified amount is $100,000. Such changes will affect other aspects of your Policy. See page 25.

The Company

Aetna Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in
1954). The Company is engaged in the business of issuing life insurance policies and variable annuity contracts. The Company is an indirect wholly owned subsidiary of Aetna Inc., a publicly traded healthcare and financial services company, whose principal offices are at the same location as the Company's Home Office.

The Company serves as the principal underwriter for the securities offered hereunder and also acts as the principal underwriter for Variable Annuity Accounts B, C and G (separate accounts of the Company registered as unit investment trusts), and Variable Annuity Account I (a separate account of Aetna Insurance Company of America, registered as a unit investment trust). Additionally, the Company is registered as an investment adviser under the Investment Advisers Act of 1940, and as such, is the investment adviser for Portfolio Partners, Inc. The Company is also the depositor of Variable Annuity Accounts B, C and G.



The Separate Account


Variable Life Account B is the separate account that supports the variable options. If you allocate any of your total account value to the variable options, that value is invested in the separate account. The separate account purchases shares of the Funds to fund the benefits provided by the Policies. We describe the currently available Funds, their investment objectives, and their investment advisers in this Prospectus. Each Fund also has a prospectus, which contains complete descriptions of the Fund's investment objectives, investment restrictions and other material information relating to an investment in the Fund. Any and all Fund distributions for Fund shares held by the separate account will be reinvested in additional Fund shares at net asset value.

We created Variable Life Account B in 1986 under Connecticut law. We hold the separate account assets to satisfy the claims of the Policy Owners to the extent that they have allocated amounts to the Separate Account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the separate account. The Company is responsible for meeting all obligations to Owners under the Policies.

The separate account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of separate account under the federal securities laws. The registration of the separate account involves no approval or disapproval by the Commission of the separate account or the Company's management or investment practices or policies. The Company does not guarantee the separate account's investment performance.

The General Account

This is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. These are the fixed account value and the loan account value. The fixed account value is the non-loaned portion, the loan account value is equal to the sum of all unpaid loans.

The Lincoln National Life Insurance Company ("Lincoln") and its affiliates perform certain administrative functions relating to the Policies, and maintains books and records necessary to operate and administer the Policies.



Allocation of Premiums


You may allocate all or a part of your net premiums to the Fixed Account (part of the Company's General Account) or to the Funds currently available through the Separate Account in connection with the Policy. Not all funds may be available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and to compliance with regulatory requirements.

The investment results of the Funds are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institutions, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all Funds are diversified, as defined under the Investment Company Act of 1940. Refer to the Fund prospectuses for additional information. Fund prospectuses may be obtained free of charge from our Administrative Office at the address and phone number listed on the cover of this Prospectus, or by contacting the SEC Public Reference Room. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any allocation to a sub-account if the sub-account's investment in the corresponding Fund is not accepted by the Fund for any reason.


Fixed Account


Amounts held in the Fixed Account will be credited with interest at rates of not less than 4.0% per year. Additional excess interest of up to 0.5% per year may be credited to the fixed account value beginning in policy year 11. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.


Separate Account


o Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects. (1)


o Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. (1)

o Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. (1)

o Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government. (1)

o Aetna Variable Portfolios, Inc. - Aetna Growth VP seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential. (1)

o Aetna Variable Portfolios, Inc. - Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk. (1)

o Aetna Variable Portfolios, Inc. - Aetna Small Company VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations. (1)


o Aetna Variable Portfolios, Inc. - Aetna Value Opportunity VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks. (1)(a)


o Fidelity Variable Insurance Products Fund - Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. (2)

o Fidelity Variable Insurance Products Fund - Growth Portfolio seeks capital appreciation by investing primarily in common stocks of companies the investment adviser believes have above-average growth potential. (2)

o Fidelity Variable Insurance Products Fund - High Income Portfolio seeks a high level of current income while also considering growth of capital. (2)

o Fidelity Variable Insurance Products Fund - Overseas Portfolio seeks long-term growth of capital by investing in foreign securities, primarily in common stocks. (2)

o Fidelity Variable Insurance Products Fund II - Asset Manager Portfolio seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. (2)

o Fidelity Variable Insurance Products Fund II - Contrafund Portfolio seeks long term capital appreciation by investing primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public. (2)

o Janus Aspen Series - Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion. (3)

o Janus Aspen Series - Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 40% - 60% of its assets in securities selected primarily for their growth potential and 40% - 60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities. (3)

o Janus Aspen Series - Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its investment objective by primarily investiing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/ high-risk securities, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. (3)

o Janus Aspen Series - Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established issuers. (3)

o Janus Aspen Series - Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country. (3)

o MFS Total Return Series primarily seeks to provide above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to take advantage of opportunities for growth of capital and income. The series is a "balanced fund." Under normal market conditions, the series invests (i) at least 40%, but not more than 75%, of its net assets in equity securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities. (4)

o MFS Global Governments Series (formerly MFS World Governments Series) is a non-diversified series that seeks to provide income and capital appreciation. Under normal market conditions, the series invests at least 65% of its total assets in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (including emerging markets). (4)

o Oppenheimer Aggressive Growth Fund/VA (formerly Oppenheimer Capital Appreciation Fund) seeks to achieve long-term capital appreciation by investing in "growth-type" companies. (5)

o Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities but which may be considered to be speculative. (5)

o Oppenheimer Main Street Growth & Income Fund/VA seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. (5)

o Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective. (5)

o Portfolio Partners, Inc. MFS Emerging Equities Portfolio seeks to provide long-term growth of capital. (6)(a)


o Portfolio Partners, Inc. MFS Research Growth Portfolio seeks long-term growth of capital and future income. (6)(a)


o Portfolio Partners, Inc. MFS Value Equity Portfolio seeks capital appreciation. (6)(a)

o Portfolio Partners, Inc. Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities with high growth potential. (6)(b)

o Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, increasing dividend income.
  (6)(c)


Investment Advisers of the Funds:

 (1) Aeltus Investment Management, Inc. (Advisers)
       (a) Bradley, Foster & Sargent, Inc. (Subadviser, effective October 1,
           1998)
 (2) Fidelity Management & Research Company
 (3) Janus Capital Corporation
 (4) Massachusetts Financial Services Company ("MFS")
 (5) OppenheimerFunds, Inc.
 (6) Aetna Life Insurance and Annuity Company (adviser);
       (a) Massachusetts Financial Services Company (subadviser)
       (b) Scudder Kemper Investments, Inc. (subadviser)
       (c) T. Rowe Price Associates, Inc. (subadviser)

The availability of the Funds listed above is subject to applicable regulatory approvals. Not all Funds are available in all jurisdictions or under all Policies.


There is no assurance that the Funds will achieve their investment objectives. Policy owners bear the full investment risk of investments in the Funds selected.


Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Funds for a discussion of the risks associated with an investment in those funds. You should refer to the accompanying prospectuses of the Funds for more complete information about their investment policies and restrictions.

Mixed and Shared Funding

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policies described in this

Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policy owners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.


Charges & Fees


Premium Charge

A deduction, called the premium charge, will be made from each premium payment. This charge represents administrative expenses associated with the startup and maintenance of a Policy, and, for Corporate VUL, includes average applicable state premium taxes. For Corporate VUL, the Company is responsible for payment of actual premium taxes and other amounts payable with respect to your premium payments to the extent they exceed the premium charge. DAC taxes are paid by the Company.

For Corporate VUL II, an amount equal to the state and municipal taxes associated with premiums received is deducted from premium payments.


Corporate VUL


1. Guaranteed Premium Charge

The premium charge is guaranteed to be no higher than the percentages shown in the following table.



                   Premiums Paid up to the     Premiums Paid over the
                   first year's Guaranteed     first year's Guaranteed
                   Death Benefit Premium       Death Benefit Premium
Policy Year(s)     to age 80                   to age 80
----------------   -------------------------   ------------------------
1                              10%                         5%
2 and after                     5%                         5%


2. Current Premium Charge

The premium charge is currently set at the percentages shown in the following table.



                   Premiums Paid up to the     Premiums Paid over the
                   first year's Guaranteed     first year's Guaranteed
                   Death Benefit Premium       Death Benefit Premium
Policy Year(s)     to age 80                   to age 80
----------------   -------------------------   ------------------------
1                  7%                          2%
2 and after        2%                          2%


Corporate VUL II

1. Guaranteed Premium Charge

The premium charge is guaranteed to be no higher than the percentages shown in the following table.

                   Premiums Paid up to     Premiums Paid greater than
Policy Year(s)     Target Premium          Target Premium
----------------   ---------------------   ---------------------------
1                            15%                         6%
2-5                          10%                         6%
6 and after                   6%                         6%

2. Current Premium Charge

The premium charge is currently set at the amounts shown in the following table.

                   Premiums Paid up to     Premiums Paid greater than
Policy Year(s)     Target Premium          Target Premium
----------------   ---------------------   ---------------------------
1                           10.5%                       2.5%
2-5                          7.5%                       1.5%
6-7                          3.5%                       1.5%
8 and after                  1.5%                       1.5%

Premium Charge Refund

Upon a full surrender of your Policy within the first 36 months of the Policy for Corporate VUL and first 24 months for Corporate VUL II if your Policy is not in default you may be entitled to a credit for some or all of the premium charges which have been deducted from your premium payments although a surrender charge will also apply for Corporate VUL. To determine the surrender value during the premium charge refund period the total account value will be reduced by the applicable surrender charge (Corporate VUL only) and the amount of any loan account value, including accrued interest. That amount would be increased by the applicable credit for the premium charge. For Corporate VUL II, a decrease in the specified amount in policy years 1 or 2 will proportionately decrease the amount of the premium charge refund.

Calculation of the Premium Charge Refund Amount

Corporate VUL

For Policies which are surrendered during the first twelve months after the date of issue, the credit will be the sum of all premium charges deducted. For policy months 13 through 36, the credit will be equal to the sum of all premium charges deducted since the date of issue multiplied by twelve and then divided by the number of policy months since the date of issue of the Policy. For example, during policy month 24, the credit would be equal to the total of all premium charges deducted since the date of issue multiplied by 12/24, or half of all premium charges paid. No credits apply if a Policy is in default.

Corporate VUL II

For Policies surrendered during the first twelve months after the date of issue, the refund is 7% of premium paid in the first policy year up to the target premium and 3% of premium paid in the first policy year above target premium. For months 13 through 24, the refund is 75% of the first policy year refund amount.



Charges and Fees Assessed Against the
Total Account Value


The total account value is the sum of the separate account value, the fixed account value and the loan account value.

A monthly deduction is made from the total account value. The monthly deduction is made as of the same day each month, beginning with the date of issue. This day is called the monthly deduction day. The monthly deduction includes the Cost of Insurance attributable to the basic insurance coverage, and any charges for supplemental riders or benefits. The Cost of Insurance for Corporate VUL depends on the attained age, risk class of the Insured and specified amount of the Policy and number of policy years elapsed. Attained age is the issue age of the Insured increased by the number of policy years elapsed. For Corporate VUL II, the Cost of Insurance depends on the issue age, risk class of the Insured and the number of policy years elapsed and specified amount of the Policy.

Once a Policy is issued, the monthly deductions, including Cost of Insurance charges, will begin as of the date of issue, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the specified amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount.

The monthly deduction also includes a monthly administrative expense charge during all policy years as follows:


   Corporate VUL - $7
   Corporate VUL II - $6 currently, guaranteed not to exceed $10.


The monthly administrative expense charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs. The monthly deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating accumulation units and withdrawing the value of the liquidated accumulation units from each funding option in the same proportion as their respective values have to your fixed account and separate account values.



Charges and Fees Associated with the
Variable Funding Options


Mortality and Expense Risk Charge


The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risks assumed by it in connection with the Policy.


The amount of this charge is a percentage of the average daily net assets of the Separate Account based on policy years as follows.


   1. Corporate VUL


                   Percentage of Separate Account
  Policy Years        Average Daily Net Assets
  1-10                         0.70%
  11 and later                 0.20%


   2. Corporate VUL II


                   Percentage of Separate Account
  Policy Years        Average Daily Net Assets
  1-10                         0.70%
  11 and later                 0.35%


The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies. The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that the current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.


Administrative Charge - Corporate VUL only


The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B to compensate the Company for expenses associated with the administration and maintenance of the Policies. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the total account value to cover increased expenses from account-based transactional expenses. The daily administrative charge is guaranteed not to exceed 0.50% of the average daily net assets of the Separate Account on an annual basis.


Surrender Charge - Corporate VUL only


If you surrender your Policy (in whole or in part) a surrender charge may apply, as described below.

This charge is retained by the Company and is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the surrender charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's minimum monthly premium. (Any surrenders may result in tax implications; see "Tax Matters.")

The initial surrender charge, as specified in your Policy, is based on the specified amount. It also depends on the Insured's attained age and risk class. Once determined, the surrender charge will decrease annually until it reaches zero after nine years.

If you increase the specified amount, a new surrender charge will be applicable, in addition to the then existing surrender charge. This charge will be determined based on the Insured's attained age and risk class. The surrender charge applicable to the increase will be equal to the surrender charge on a new Policy whose specified amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also decrease annually until it reaches zero after nine years.

If you decrease the specified amount while the surrender charge applies, the surrender charge will remain the same as it was before the decrease.

Based on its actuarial determination, the Company does not anticipate that the surrender charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.

Surrender Charges on Full and Partial Surrenders - Corporate VUL only

Full Surrender: All applicable surrender charges are imposed.

Partial Surrender: A proportional percentage of all surrender charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the fixed account Value and the separate account value less full surrender charges. When a partial surrender is made, any applicable remaining surrender charges will be reduced in the same proportion.

No surrender charge applies to Corporate VUL II.

Charges Assessed Against the Underlying
Funds

The following table illustrates the investment advisory fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1998 unless otherwise indicated. Expenses of the Funds are not fixed or specified under the terms of the Policies, and actual expenses may vary.


                                                                                        Total Fund                  Net Fund
                                                                                          Annual                     Annual
                                                                                         Expenses                   Expenses
                                                                Investment                Without       Total        After
                                                                 Advisory      Other    Waivers or   Waivers and   Waivers or
Fund Name                                                         Fees(1)    Expenses   Reductions    Reductions   Reductions
-------------------------------------------------------------- ------------ ---------- ------------ ------------- -----------
Aetna Balanced VP, Inc.(3)                                          0.50%       0.09%       0.59%          --         0.59%
Aetna Bond VP(3)                                                    0.40%       0.10%       0.50%          --         0.50%
Aetna Growth VP(2)(3)                                               0.60%       0.15%       0.75%        0.00%        0.75%
Aetna Growth and Income VP(3)                                       0.50%       0.08%       0.58%          --         0.58%
Aetna Index Plus Large Cap VP(2)(3)                                 0.35%       0.10%       0.45%        0.00%        0.45%
Aetna Money Market VP(3)                                            0.25%       0.09%       0.34%          --         0.34%
Aetna Small Company VP(2)(3)                                        0.75%       0.14%       0.89%        0.00%        0.89%
Aetna Value Opportunity VP(2)(3)                                    0.60%       0.14%       0.74%        0.00%        0.74%
Fidelity VIP Equity-Income Portfolio(4)                             0.49%       0.09%       0.58%        0.01%        0.57%
Fidelity VIP Growth Portfolio(4)                                    0.59%       0.09%       0.68%        0.02%        0.66%
Fidelity VIP High Income Portfolio(4)                               0.58%       0.12%       0.70%        0.00%        0.70%
Fidelity VIP Overseas Portfolio(4)                                  0.74%       0.17%       0.91%        0.02%        0.89%
Fidelity VIP II Asset Manager Portfolio(4)                          0.54%       0.10%       0.64%        0.01%        0.63%
Fidelity VIP II Contrafund Portfolio(4)                             0.59%       0.11%       0.70%        0.04%        0.66%
Janus Aspen Aggressive Growth Portfolio(5)                          0.72%       0.03%       0.75%        0.00%        0.75%
Janus Aspen Balanced Portfolio(5)                                   0.72%       0.02%       0.74%        0.00%        0.74%
Janus Aspen Flexible Income Portfolio(5)                            0.65%       0.08%       0.73%        0.00%        0.73%
Janus Aspen Growth Portfolio(5)                                     0.72%       0.03%       0.75%        0.07%        0.68%
Janus Aspen Worldwide Growth Portfolio(5)                           0.67%       0.07%       0.74%        0.02%        0.72%
MFS Total Return Series(6)                                          0.75%       0.16%       0.91%        0.00%        0.91%
MFS Global Governments Series(6)(7)                                 0.75%       0.36%       1.11%        0.10%        1.01%
Oppenheimer Aggressive Growth Fund/VA(8)                            0.69%       0.02%       0.71%          --         0.71%
Oppenheimer Global Securities Fund/VA(8)                            0.68%       0.06%       0.74%          --         0.74%
Oppenheimer Main Street Growth and Income Fund/VA(8)                0.74%       0.05%       0.79%          --         0.79%
Oppenheimer Strategic Bond Fund/VA(8)                               0.74%       0.06%       0.80%          --         0.80%
Portfolio Partners MFS Emerging Equities Portfolio(9)               0.68%       0.13%       0.81%        0.00%        0.83%
Portfolio Partners MFS Research Growth Portfolio(9)                 0.70%       0.15%       0.85%          --         0.85%
Portfolio Partners MFS Value Equity Portfolio(9)                    0.65%       0.25%       0.90%          --         0.90%
Portfolio Partners Scudder International Growth Portfolio(9)        0.80%       0.20%       1.00%          --         1.00%
Portfolio Partners T. Rowe Price Growth Equity Portfolio(9)         0.60%       0.15%       0.75%          --         0.75%

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors.

(2) The investment adviser is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the portfolio's Total Fund Annual
    Expenses do not exceed the percentage reflected under Net Fund Annual Expenses After Waivers or Reductions.

(3) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.



(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. These credits are included under Total Waivers and Reductions.


(5) All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the Management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reduction until at least the next annual renewal of the advisory agreement.

(6) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(7) MFS has agreed to bear expenses for this series, subject to reimbursement by the series, such that the series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the series during the current fiscal year. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series' equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004. MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue until at least May 1, 2000, unless terminated with the consent of the board of trustees which oversees the series.

(8) Fee waiver/expense reimbursement obligations do not apply to these portfolios.

(9) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above. For the Portfolio Partners MFS Emerging Equities Portfolio, the Total Fund Annual Expenses Without Waivers or Reductions for 1998 were less than the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column. Nevertheless, the investment adviser will waive fees and/or reimburse expenses if that portfolio's Total Fund Annual Expenses Without Waivers or Reductions for 1999 exceed the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column.


Reduction of Charges


The Policies are available for purchase by corporations or other groups where the individuals share a common employer or affiliation with the group or sponsoring organization. Each Policy covers a single insured. We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the Policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Policy owners.


Policy Choices


When you buy a Policy, you make several important choices:

o Which life insurance qualification method best suits your needs - cash value accumulation or guideline premium;

o Which one of the three death benefit options you would like;

o The premium accumulation rate you would like if you choose death benefit Option 3;

o The way your premiums will be allocated to the Funds and/or the Fixed
  Account;

o The amount of premium you intend to pay. For Corporate VUL only, you must decide whether you want to pay the amount necessary to guarantee your death benefit to age 80 or 100.


Each of these choices is described in detail below:

Premium Payments


Planned premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Additional premiums are any premiums you pay in addition to planned premiums.


Corporate VUL only


During the first five policy years, payment of the minimum monthly premium assures that the Policy will remain in force, as long as there are no partial surrenders or loans taken during that time. The minimum monthly premium is stated in the Policy. If minimum monthly premiums are not paid, or there are partial surrenders or loans taken during the first five policy years, the Policy will lapse if the surrender value is less than the next monthly deduction.

Minimum monthly premiums are current if premiums paid, minus loans and partial surrenders, are greater than or equal to the minimum monthly premium multiplied by the number of months the Policy has been in force.


Corporate VUL and Corporate VUL II


Payment of minimum monthly premiums, planned premiums, or additional premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Conversely, failure to pay planned premiums or additional premiums will not necessarily cause your Policy to lapse. For Corporate VUL, not paying your planned premiums can, however, cause the guaranteed death benefit provision to terminate. (See "Guaranteed Death Benefit.") The Policy's surrender value must be sufficient to cover the next monthly deduction or, for Corporate VUL only, the no lapse coverage must be in effect to keep the policy in force.

At any time, you may increase your planned premium by written notice to us, or pay additional premiums, except that:

o We may require evidence of insurability if the additional premium or the new planned premium during the current policy year increases the difference between the death benefit and the total account value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without investing such amounts in the underlying funding options.

o If you have chosen the guideline premium method for life insurance qualification in no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance. (See "Tax Considerations for Policy Owners.")


o If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitations, we will only accept that portion of the premium which will make total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.


o If you make a sufficient premium payment when you apply for a Policy, and have answered favorably to certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

o After the first premium payment, all premiums must be sent directly to our Administrative Office and will be deemed received when actually received at the Administrative Office. Your premium payments received during a valuation period at the Administrative Office will be allocated as you have directed and amounts allocated to the Funds will be credited at the accumulation unit value determined at the end of the valuation period after each payment is received in the Administrative Office.

You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a date of issue earlier than the date the application is signed, but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular policy specified amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the date of issue and the date the initial premium is invested in the Separate Account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with accumulation units. You cannot be credited with accumulation units until your net premium is actually deposited in the Separate Account. (See "Policy Values.")


If we decline an application for a policy we will refund all premium payments made.

Guaranteed Death Benefit - Corporate VUL only


The guaranteed death benefit assures that as long as the guaranteed death benefit premium test, as described below, is met, the Policy will stay in force even if the Surrender Value is insufficient to cover current monthly deductions. The guaranteed death benefit premium is a specified amount of premium required to keep the Policy inforce to either age 80 or age 100 of the Insured.

By paying the specified guaranteed death benefit premium, you can choose which guaranteed Death Benefit will be in effect. This benefit may not be available to all risk classes

We will test annually to determine if the sum of all premiums paid to date is sufficient to support the guaranteed death benefit then in effect. In order for the guaranteed death benefit to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly guaranteed death benefit premium times the number of months elapsed since the Policy's date of issue.

If these premiums are deficient, the Policy owner will be notified and given 61 days to pay the amount deficient. If the guaranteed death benefit to age 100 had been in place, and the amount deficient is not received within the 61-day period, the guaranteed death benefit to age 80 will be substituted. If the cumulative premium test is satisfied based on the guaranteed death benefit premium to age 80, the guaranteed death benefit to age 80 will then be in effect. Otherwise the guaranteed death benefit will terminate. If the guaranteed death benefit to age 80 had been in effect and the amount deficient is not received within the 61-day period, the guaranteed death benefit will terminate.

If the guaranteed death benefit is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and death benefit option changes may affect the guaranteed death benefit premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual guaranteed death benefit test has been met.


Life Insurance Qualification


A Policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose a Policy which uses either the guideline premium test or the cash value accumulation test. Both methods require a life insurance policy to meet minimum ratios of life insurance coverage to total account value. We refer to the ratios as applicable percentages. We refer to required life insurance coverage in excess of the total account value as the death benefit corridor.

The applicable percentages for the guideline premium test are 250% through attained age 40, decreasing over time to 100% at attained age 95 and above. The guideline premium test also restricts the maximum premiums that may be paid into a life insurance policy for a specified death benefit. The cash value accumulation test does not limit premiums which may be paid but has higher required applicable percentages. For example, applicable percentages for Corporate VUL non-smokers range from 716% at attained age 20, 372% at attained age 40 to 100% at attained age 100. Applicable percentages for Corporate VUL II non-smokers range from 730% at attained age 20, 380% at attained age 40 to 100% at attained age 100.

If your primary objective were to pay as much premium as possible into the Policy to target a cash value funding objective, generally a cash value accumulation method policy would best meet your needs, since it generally permits higher premium payments. The choice, however, might result in higher eventual Cost of Insurance charges because of the higher death benefit corridor. In addition, the payment of higher premiums which would be associated with choosing the cash value accumulation method, increases the possibility that the amount paid into the Policy will exceed the amount that would have been paid had the Policy provided for seven level annual premiums (the "7-pay test"). If premiums paid exceed such limit during any 7-pay testing period, any partial surrender or Policy loan may be subject to federal income taxation. (See "Tax Considerations for Policyowners.")

If your primary objective were to maximize the potential for growth in total account value, or to conserve total account value, generally a guideline premium Policy would best meet your needs. This is because the applicable percentages are lower, resulting in lower Cost of Insurance charges for the smaller required death benefit corridor coverage.

If your primary objective were to provide a specified death benefit at low cost, then generally there is no difference between the testing methods because the planned premium will be less than the maximum premium limit under the guideline premium test and additional death benefit insurance coverage may not be necessary under either testing method to comply with the death benefit corridor requirements.


Death Benefit Options


At the time of purchase, you must choose from three available death benefit Options. The amount payable under the option chosen will be determined as of the date of the Insured's death. The death benefit may be affected by partial surrenders. The death benefit for all three options will be reduced by the loan account value plus any accrued interest.

Under Option 1, the death benefit will be the greater of the specified amount or target face amount if a term insurance rider is attached to the Policy (see "Term Insurance Rider"), or the applicable percentage of the total account value. Option 1 generally provides a level death benefit.

Under Option 2, the death benefit will be the greater of the specified amount, plus the total account value or the target face amount if a term insurance rider is attached to the Policy (see "Term Insurance Rider"), or the applicable percentage of the total account value. Option 2 provides a varying death benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under Option 3, the death benefit will be the greater of the specified amount plus the accumulated premium(s) accumulated at the premium accumulation rate or target face amount if a term insurance rider is attached to the Policy (see "Term Insurance Rider"), or the applicable percentage of the total account value but will not exceed the total death benefit paid under Option 2. This option may only be selected at issue.

The choice of death benefit option should be based upon the pattern of death benefits which best matches the intended use of the Policy. For example, an Option 1 Policy should be chosen for a simple, fixed, level total death benefit need. Option 2 would be chosen to provide a level death benefit in addition to the policy total account value, and Option 3 would provide a level death benefit for the specified amount plus a return of accumulated premiums.

Choosing the option which provides the lowest pattern of death benefits which meets the desired need will be the most efficient for accumulating potential cash value, since the lower Cost of Insurance charges will improve the growth or preservation of the total account value. Other than providing the appropriate pattern of desired death benefits, there is no economic advantage of one option over another, since the Cost of Insurance charges for all three Options is based upon the amount at risk, the difference between the death benefit and the total account value each month.

The same is true for the choice of a premium accumulation rate under Option 3. Choice of a higher premium accumulation rate will cause the death benefit to increase more rapidly, but this will also generate higher Cost of Insurance charges and lower the potential growth in total account value.


Transfers and Allocations to Funding Options


At purchase, you must decide how to allocate your net premiums among the Funds and/or the Fixed Account. Net premiums must be allocated in whole percentages. You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to or transferring values among the Funds.

Before the maturity date, you may transfer Policy values from one Fund to another at any time, or to the Fixed Account. For Corporate VUL II, the Company reserves the right to charge $25 for each transfer after the twelfth transfer per year. Within 45 days after each policy anniversary, and before the maturity date, you may also transfer a portion of the Fixed Account Value to one or more Funds. A transfer from the Fixed Account is allowed only once in the 45-day period after the Policy anniversary and will be effective as of the next valuation period after your request is received at our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the fixed account value during the prior 5 years or $1000.

Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of accumulation units based on the accumulation unit values determined at the end of the valuation period after your request is received by us at our Administrative Office. (See "Accumulation Unit Value.")

Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding Fund is not accepted by the Fund for any reason.

Limits on Frequent Transfers

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a Fund and raise its expenses. This in turn can have an adverse effect on Fund performance. Accordingly, corporations and individuals who use market-timing investment strategies and make frequent transfers should not purchase the Policy.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy owners. Such restrictions could include:

(1) Not accepting transfer instructions from an agent acting on behalf of more than one Policy owner; and

(2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one Policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions or transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy owners.



Policy Values

Total Account Value


The net premium is the premium paid, less the premium charge (Corporate VUL) or the premium paid, less the premium charge, less a premium tax charge (Corporate VUL II).

Once your Policy has been issued, each net premium allocated to a funding option through the Separate Account is credited in the form of accumulation units for the funding option based on that funding option's accumulation unit value (see below). Each net premium received after the date of issue will be credited to your Policy at the accumulation unit value(s) determined for the valuation period in which it is received by us at our Administrative Office following the date of issue of the Policy. (See "Premium Payments.") The number of accumulation units credited is determined by dividing the net premium by the value of an accumulation unit computed at the end of the valuation period during which we receive the premium. Shares in each Fund elected by you will be purchased by the Separate Account at the net asset value next determined by the Fund following receipt of the net premium by the Company. Since each Fund has its own accumulation unit value, a Policy owner who has elected a combination of funding options will have accumulation units credited for each funding option.

The total account value of your Policy is the sum of the fixed account value, separate account value and loan account value. It is determined by:

 (a) multiplying the total number of accumulation units credited to the Policy for each applicable funding option by its appropriate current accumulation unit value;

 (b) if you have elected a combination of funding options, totaling the resulting values;

 (c) adding any values attributable to the Fixed Account; and

 (d) any values attributable to the Loan Account.

The number of accumulation units credited to a Policy for each funding option will not be changed by any subsequent change in the value of an accumulation unit. The number is increased by subsequent contributions or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

There is no assurance that the separate account value of the Policy will equal or exceed the premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of accumulation units which remain credited to the Policy for each Fund, the current accumulation unit values, the separate account value, the fixed account value, and the total account value.


Accumulation Unit Value


The value of an accumulation unit for any valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus
1.0000000. The net investment rate is determined separately for each Fund as follows:


The net investment rate equals


 (a) the net assets of the Fund held in Variable Life Account B at the end of a valuation period, minus

 (b) the net assets of the Fund held in Variable Life Account B at the beginning of that valuation period, plus or minus

 (c) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B, divided by

 (d) the value of the accumulation units held by Variable Life Account B at the beginning of the valuation period, minus

 (e) a daily charge for mortality and expense risk and for administrative expenses in connection with these Policies.

(See "Charges and Fees Associated with the Variable Funding Options.")

Maturity Value


The maturity value of the Policy is the total account value on the maturity date, less the loan account value and any unpaid accrued interest. The maturity date is the policy anniversary on which the Insured reaches attained age 100.


Surrender Value


The surrender value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the total account value (minus the applicable surrender charge for Corporate VUL), the loan account value and any accrued interest, plus any credit for premium charges paid. All or part of the surrender value may be applied to one or more of the settlement options. (See "Surrender Charge.")



Policy Rights

Partial Surrenders


A partial surrender may be made at any time after the first policy year. If, at the time of a partial surrender your total account value is attributable to more than one funding option, the surrender charge (Corporate VUL only), transaction charge and the amount paid to you upon the surrender will be taken proportionately from the accumulation unit values in each funding option.

The amount of a partial surrender may not exceed the surrender value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a settlement option.


For an Option 1 Policy (see "Death Benefit Options"):


A partial surrender will reduce the total account value, death benefit, and specified amount. The specified amount and total account value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.


For an Option 2 Policy (see "Death Benefit Options"):


A partial surrender will reduce the total account value and the death benefit, but it will not reduce the specified amount.


For an Option 3 Policy (see "Death Benefit Options"):


A partial surrender will reduce the total account value, death benefit, and specified amount. The specified amount and total account value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

Payment of any amount due from the separate account values on a full or partial surrender will be made within seven calendar days after we receive your written request at our Administrative Office in a form satisfactory to us. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Additionally, for Corporate VUL II, payment may be postponed when trading on the New York Stock Exchange is restricted, when an emergency exists so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or during any other period when the Commission, by order, so permits for the protection of securityholders. Payment from the fixed account values may be deferred up to 6 months, except when used to pay premiums to the Company.

The specified amount remaining in force after a partial surrender may not be less than $100,000. Any request for partial surrender that would reduce the specified amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the specified amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.


No Lapse Coverage - Corporate VUL only


A Corporate VUL Policy will not terminate during the five-year period after its date of issue or the date of issue of any increase if, on each monthly deduction day within that period, the sum of premiums paid equals or exceeds:
1) the sum of the minimum monthly premiums for each Policy month from the date of issue, including the current month; plus, 2) any partial surrenders; plus 3) any increase in loan account value since the Policy's date of issue or the effective date of any increase.

If, on each monthly deduction day within the five-year period, the sum of premiums paid is less than the sum of items 1, 2, and 3 above, and the surrender value is insufficient to cover the current monthly deduction, the grace period provision will apply. The 61-day grace period begins on the monthly deduction day on which the surrender value is insufficient to cover the current monthly deduction. The Policy will terminate without value at the end of the 61-day period unless sufficient payment described in the notification letter is received by the Company.

After the five-year period expires, and depending on the investment performance of the Funds, the total account value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the guaranteed death benefit provision is in effect.


Reinstatement of a Lapsed Policy


A lapse occurs if your monthly deduction is greater than the Policy's surrender value and no payment to cover the deduction is made within the 61 days of our notifying you.

You can apply for reinstatement within five years after the date of lapse and before the maturity date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions.

For Corporate VUL only, if the Policy is reinstated within five years of the Policy's date of issue, or while the no lapse coverage provision (see "No Lapse Coverage") would be in effect if this Policy had not lapsed, all values, including the loan account value, will be reinstated to the point they were on the date of lapse. However, the guaranteed death benefit provision will not be reinstated.

For Corporate VUL II, and Corporate VUL when the no lapse coverage provision (see "No Lapse Coverage") has expired, the Policy will be reinstated on the monthly deduction day following our approval. The Policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan account value will not be reinstated, and the guaranteed death benefit will not be reinstated.

If the Policy's surrender value less any loan account value plus accrued interest is not sufficient to cover the full surrender charge at the time of lapse, the remaining portion of the surrender charge will also be reinstated at the time of Policy reinstatement.

Policy Loans

Unless otherwise required by state law, the maximum loan amount is 90% of the sum of the fixed account value and the separate account value less the surrender charge applicable at the time of the loan.

An amount equal to what you receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the loan account value.


Corporate VUL only

Loans taken during the first ten policy years are considered nonpreferred loans. Beginning in the eleventh policy year, up to 10% of the maximum loan amount available at the beginning of a policy year can be taken as a preferred loan during that policy year at zero net cost to the Policy owner. Amounts borrowed that are in excess of the maximum loan amount available for a preferred loan will be considered a nonpreferred loan.


Corporate VUL and Corporate VUL II

If a policy loan is requested, the amount to be borrowed will be withdrawn by us from the funding options and fixed account value in proportion to the value of the Policy attributable to each funding option and the Fixed Account. For Corporate VUL II and, subject to state approval for Corporate VUL, repayments on the loan will be allocated in proportion to the value withdrawn from the Fixed Account, if any, and to the variable funding options according to the Policy owner's then current premium allocations. If state approval has not been received for Corporate VUL, repayments on the loan will be allocated among the funding options in the same proportion as the loan was taken from the funding options. The loan account value will be reduced by the amount of any loan repayment.


Interest on loans will accrue at an annual rate which will be the greater of:


1) The monthly average (i.e., the Composite Yield on Corporate Bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the policy anniversary occurs, or


2) 5.0%.


Increases to the current interest rate may occur only when the maximum annual interest rate is at least .5% higher than the interest rate in effect for the prior policy year.

Decreases to the current interest rate will occur only when the maximum annual interest rate is at least .5% lower than the interest rate in effect for the prior policy year.

We will notify you of the current interest rate charged for a loan at the time the loan is made. If your Policy has a loan outstanding, we will notify you of any change in the interest rate before the new rate becomes effective.


Interest is payable once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest not paid when due becomes part of the loan and bears interest.


We will credit interest on the loan account value. The loan account value for nonpreferred loans under Corporate VUL, and all loans under Corporate VUL II will be credited interest, during any policy year, at an annual rate that is the interest rate charged on the loan minus 1% for Corporate VUL, and minus a rate not to exceed .90% for Corporate VUL II. However, in no case will the credited interest rate be less than 4.0% annually.

For Corporate VUL only, the loan account value on preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.0% annually.


Policy Changes

You may make changes to your Policy as described below by submitting a written request to our Administrative Office in a form satisfactory to us.

Increases: You may increase the specified amount of your Policy any time subject to the following conditions:


o Satisfactory evidence of insurability may be required.

For Corporate VUL,


o An increase in the specified amount will increase the surrender charge.

o The minimum monthly premium will be increased when the specified amount is increased.

o An Increase in the specified amount will increase the guaranteed death benefit amount and will increase the guaranteed death benefit premium.

o The 5 year period as described in the no lapse coverage provision will restart on the date of issue of an increase.

Decreases: Generally, you may decrease the specified amount of your Policy; however, no decrease may reduce the specified amount below the minimum for the type of Policy (see "Death Benefit Options"), and the availability of decreases before the sixth policy year for Corporate VUL and before the eighth policy year for Corporate VUL II is subject to approval of this feature by state regulatory agencies and to the Company's satisfaction that the decrease is intended to meet a legitimate, non-insurance related business need of the policy owner.


The following additional rules apply to Corporate VUL policies only:


o Any decrease in the specified amount will cause a decrease in the guaranteed death benefit premium. The guaranteed death benefit premium will be based on the new specified amount.

o Subject to state regulatory approval, at the time of a decrease, we will deduct a surrender charge from the total account value. For this purpose, the surrender charge will be prorated according to the percentage the decrease amount bears to the specified amount before the decrease.

Death Benefit Option Change

A death benefit option change will be allowed, subject to the following conditions:

o The change will take effect on the monthly deduction day on or next following the date on which our Administrative Office receives your written request.


o Evidence of insurability may be required.


o For Corporate VUL only, the change in death benefit option will not change the surrender charge, but will affect the guaranteed death benefit amount and the guaranteed death benefit premium.

We will not allow a change in the death benefit option if the specified amount will be reduced below the minimum.

o Changes from Option 1 to Option 2 are allowed at any time for Corporate VUL II and, subject to state regulatory approval, for Corporate VUL. If state regulatory approval has not been received, such changes are allowed for Corporate VUL only after the fifth policy year. The new specified amount will equal the specified amount less the total account value at the time of the change.

o Changes from Option 2 to Option 1 are allowed at any time. The new specified amount will equal the specified amount plus the total account value as of the time of the change.

o Changes from Option 3 to 1 are allowed at any time. The specified amount will be increased to equal the specified amount prior to the change plus the lesser of the accumulated premiums or the total account value at the time of the change.

o Changes from Option 3 to 2 are allowed at any time for Corporate VUL II and, subject to state regulatory approval, for Corporate VUL. If state regulatory approval has not been received, such changes are allowed for Corporate VUL only after the fifth policy year. The specified amount will be reduced to equal the specified amount prior to the change minus the difference between the total account value and the sum of the accumulated premiums at the time of the change.


o Changes from Options 1 or 2 to Option 3 are not allowed.

Right to Examine the Policy

The Policy has a period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days after you receive the Policy and any written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs later. Some states provide a longer period of time to exercise these rights. Your Policy will indicate if you have more than 10 days to review the Policy. If you return (cancel) the Policy, we will pay a refund of

 (1) the difference between payments made and amounts allocated to the Separate Account, plus

 (2) the value of the amount allocated to the Separate Account as of the date the returned Policy is received by us, plus

 (3) any fees imposed on the amounts allocated to the Separate Account.

Some state laws require a refund equal to all premiums paid, without interest. In states which require a full refund of premiums during the right-to-examine period, the first net premium will be allocated in its entirety to Aetna Money Market VP, regardless of the policy owner's premium allocation percentages until the day following the expiration of the right-to-examine period. Any other net premium received prior to that day will also be allocated to Aetna Money Market VP. On the day following the expiration of the right-to-examine period, the policy value and future net premiums will be allocated in accordance with the policy owner's selected premium allocation percentages.

If the policy is issued, any monies received prior to policy issue will be credited with the return attributable to Aetna Money Market VP from the date of receipt until the day the policy is issued or, for states which require the full premium refund, until the day following the right-to-examine period on the issued policy.


Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.

Death Benefit


The death benefit is the amount payable to the beneficiary upon the death of the Insured. Any outstanding loan amounts or overdue deductions are withheld from the death benefit payable.

The death benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate), unless you or the beneficiary have elected that it be paid under one or more of the settlement options or such options as we may choose to make available in the future. Payment of the death benefit may be delayed if the Policy is being contested. (See "Settlement Options.")

While the Insured is living, you may elect a settlement option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election. A beneficiary who has elected settlement option 1 may elect another option within two years after the Insured's death.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess death benefit due will be paid as elected.


Policy Settlement


Settlement Options

There are several ways in which a beneficiary may receive annuity payments due from a death benefit, if elected upon maturity, or which the insured may choose to receive annuity payments from the surrender value of the Policy.

Proceeds in the form of settlement options are payable by the Company upon the Insured's death, upon maturity of the Policy, or upon election of one of the settlement options (after any applicable surrender charges have been deducted).

A written request may be made to elect, change, or revoke a settlement option before payments begin under any settlement option. This request must be in a form satisfactory to us, and will take effect upon its filing at the Administrative Office. If no settlement option has been elected by the Policy owner when the death benefit becomes payable to the beneficiary, that beneficiary may make the election. If the Policy has been assigned, we must consent to the election of any settlement option. We may refuse to permit a settlement option if the payee is not a natural person. Also, the annuitant's age plus the number of years for which payments are guaranteed under a settlement option may not exceed 95.

The amount of the first payment for settlement options other than payment of interest on a sum left with us (whether on a fixed or variable basis) is determined, based on the option chosen, using the annuity rates specified in the Policy. This rate is the same regardless of whether an annuitant is male or female.

There may be different tax consequences associated with the various settlement options.

The following are the currently available settlement options (others may become available). Options 2, 3 and 4 are in the form of an annuity, which is a series of payments for life or a definite period of time.

Settlement Options For Corporate VUL

Option 1 - Payment of interest on the sum left with us;

Option 2 - Payments for a stated number of years, at least three but no more than thirty. If variable payments are selected for this option, you may withdraw all or a portion of the remaining payments at any time.

Option 3 - Payments for the lifetime of the payee. If also chosen, we will guarantee payments for 60, 120, 180 or 240 months; or

Option 4 - Payments during the joint lifetimes of two payees. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:


 a) 100% of the payment to continue to the survivor;

 b) 66-2/3% of the payment to continue to the survivor;

 c) 50% of the payment to continue to the survivor;

 d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor; or

 e) 100% of the payment to continue to the survivor if the survivor is the payee, and 50% of the payment to continue to the survivor if the survivor is the second payee.


In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under Option 1 will be held by us in the General Account. Proceeds in the General Account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3.0%. We may add interest daily at any higher rate.

Under Option 1, the payee may later tell the Company to (a) pay to him or her a portion of all of the sum held by the Company; or (b) apply a portion of all of the sum held by the Company to another Settlement Option.


Proceeds applied under settlement options 2, 3 and 4 will be held at the election of you or your beneficiary: (a) in a fixed annuity using the General Account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options; or (c) a mix of (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.


Settlement Options For Corporate VUL II

Options 1, 2 and 3 described below are available on either a fixed payment or a variable payment basis.


For a fixed settlement option, the amount of the first and each subsequent payment is the same. That amount will be based on an interest rate of at least 3%.

If our then current settlement option rate would provide higher payments on a comparable fixed payment annuity at the time payments commence, we also will use the higher rate for fixed settlement options under a Policy.

Except to the extent noted below for Option 1, no withdrawals from or changes of a settlement option may be made under Options 1, 2 and 3 once payments begin.


Option 1 - Payments for a stated number of years, but no more than thirty. The period must be for at least five years, but if variable payments are selected, you may withdraw all or a portion of the remaining payments at any time.


Option 2 - Payments for the lifetime of the annuitant. If also chosen, we will guarantee payments for a number of years from 5 to 30 or a "cash refund" upon the annuitant's death. The cash refund election is available only if all amounts allocated to this Option 2 are on a fixed basis and are subject to that election. The amount of the cash refund is the difference between the amount applied to this annuity option at the time of settlement and the total amount of payments received under the option prior to the annuitant's death.

Option 3 - Life income based upon the lives of two annuitants - payments during the joint lifetimes of two annuitants. Payments will continue until both annuitants have died. When this option is chosen, a choice must be made of (a) 100%, 66-2/3% or 50% of the payment to continue after the first death; (b) payments for a minimum of 5 to 30 years, with 100% of the payment to continue after the first death; (c) 100% of the payment to continue to the surviving annuitant if the survivor is the original payee, and 50% of the payment to continue to the survivor if the surviving annuitant is the second payee; or (d) 100% of the payment to continue after the first death, with a "cash refund" feature comparable to that described for Option 2 above.

Option 4 - Payment of interest on the sum left with us at 3% or such higher rate as we may, in our sole discretion, declare. After commencement of this option, the payee may make a written request to receive all or a portion of the amount held under this option as a lump sum or have it applied to one or more of the other available settlement options.

Upon the death of the annuitant(s), any remaining guaranteed payments will continue to the Beneficiary unless the beneficiary elects to receive the present value of any remaining guaranteed payments in a lump sum. Such payments will be paid at least as rapidly as under the method of distribution then in effect. If the beneficiary dies while receiving payments, the present value of any remaining guaranteed payments will be paid in one sum to the beneficiary's estate.

Although the foregoing discussion of settlement options is in terms of monthly payments, you or your beneficiary may elect to receive quarterly, semi-annual or annual payments instead.

No fixed or variable settlement option may be elected that would result in a first payment of less than $50 or that would result in total yearly payments of less than $250. If the proceeds payable are insufficient to elect an option for these minimum amounts, a lump-sum payment must be elected.


Calculation of Variable Payment Settlement Options Values

Variable settlement options will be supported by the then available Funds of the Company's Variable Annuity Account B (Account B), a separate account very similar to the Separate Account, except that Account B supports variable annuity benefits, rather than variable life insurance benefits. We reserve the right to impose a maximum limit of four Funds that can be used at any one time for a Settlement Option. We will provide an Account B prospectus in connection with selection of a Settlement Option. That prospectus will describe the available Funds, the cost and expenses of such Funds and the charges imposed on Account B. The available Funds may be, and the charges imposed on Account B are expected to be, different from those that relate to the Separate Account prior to commencement of a settlement option. Accordingly, you should review the Account B prospectus, as well as the prospectuses for Account B's underlying Funds, prior to selecting any variable payment settlement option.


You make transfers among Funds under our administrative procedures in effect at the time. Currently, we limit the number of transfers to four per calendar year, but we can change this limit in the future.


For a variable settlement option, the first payment is determined using an assumed interest rate of 3.5% or 5% as selected by the Policy owner or payee, as the case may be. Subsequent payments will vary based on Fund performance as discussed below. The initial payment will be higher if 5% is elected as the assumed interest rate; but subsequent payments will increase less with favorable fund performance (and decrease more with unfavorable Fund performance) than if 3.5% is elected.

The amount of each variable annuity payment after the first is determined pursuant to a formula described in the Policies that is generally used by actuaries for making such calculations. Generally speaking, if the total return of the Fund for any month, less a deduction currently equivalent to an annual rate of 1.25% for mortality and expense risks which we expect to result in a profit to us, exceeds the settlement option's assumed interest rate (3.5% or 5%, as discussed above), the next variable payment will be larger than the previous one. On the other hand, if the Fund's total return for any month, as so adjusted, is less than the assumed rate, the next variable payment will be smaller than the previous one.


Term Insurance Rider


The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to attained age 100. This rider will continue in effect unless explicitly canceled by the Policy owner. The rider provides a vehicle for short-term insurance protection for Policy owners who desire lower required premiums under the Policy, in anticipation of growth in total account value to fund life insurance coverage in later policy years. The amount of coverage provided under the rider's benefit amount, varies from month to month.


Corporate VUL


The benefit amount is the greater of (a) or (b), where (a) is the target face amount, which is an amount selected by you, or a percentage of the total account value as described in the Policy if that percentage is greater than the target face amount; less (i) the greater of the Policy's specified amount and total account value, if death benefit option 1 is in effect; or (ii) the Policy's specified amount plus the total account value, if death benefit option 2 is in effect; or (iii) the Policy's specified amount plus the accumulated premiums, if death benefit option 3 is in effect; (b) is zero. The result of death benefit option 3 will never be greater than the result of death benefit option 2. We may limit the target face amount selected.


Corporate VUL II


The benefit amount is the target face amount minus the specified amount. However, if the death benefit of the Policy is defined as a percentage of the total account value, the benefit amount is zero.

The cost of the rider is added to the monthly deductions, and is based on the Insured's premium class and attained age for Corporate VUL, or the Insured's premium class, issue age and the number of policy years elapsed for Corporate VUL II. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year. For Corporate VUL only, the cost for this rider is added to our calculation of the minimum monthly premium for no lapse protection and to our calculation of the guaranteed death benefit premium.

If the Policy's death benefit increases as a result of an increase in total account value (see "Life Insurance Qualification"), the rider's target death benefit will be reduced by an equivalent amount to maintain the total desired death benefit.

The rider's death benefit is included in the total death benefit paid under the Policy. (See "Death Benefit Options.")



Directors & Officers


Name and Address*
-----------------
Position with Company                       Business Experience During Past 5 Years
---------------------                       ---------------------------------------
Thomas J. McInerney        President (since October 1998) Aetna Investment Advisor Holding
Director, President and    Company, Inc., Aetna Retail Holding Company, Inc., Aetna Services
Chairman, Executive        Holding Company, Inc.; President (since September 1997), Aetna Life
Committee (Principal       Insurance and Annuity Company; President (since September 1997),
Executive Officer)         Aetna Insurance Company of America; President (since September
                           1997), Aetna Retirement Holdings, Inc.; President (since August 1997),
                           Aetna Retirement Services, Inc.; Executive Vice President (since August
                           1997), Aetna Inc., Aetna Services, Inc. and Aetna Life Insurance
                           Company; Vice President, Strategy (March 1997 - August 1997) Aetna
                           Inc., Aetna Services, Inc. and Aetna Life Insurance Company, Vice
                           President, Sales (December 1996 - March 1997) and Vice President
                           National Accounts (April 1996 - March 1997), Aetna US Healthcare Inc.;
                           Vice President, Strategy, Finance, & Administration (July 1995 - April
                           1996), Aetna Inc.; Vice President, Guaranteed Products (November 1992
                           - July 1995), Aetna Life Insurance Company.

Shaun P. Mathews           President (December 1998 - February 1999) Aetna Investment Services,
Director and Senior Vice   Inc.; Senior Vice President (since October 1998) Aetna Investment
President                  Advisor Holding Company, Inc., Aetna Retail Holding Company, Inc.,
                           Aetna Services Holding Company, Inc.; Senior Vice President, Product
                           and Brand Management (since September 1998), Senior Vice President,
                           Product Management (September 1997 - September 1998).
                           Vice President, Products Group (February 1996 - September 1997),
                           Senior Vice President, Strategic Markets and Products (February 1993 -
                           February 1996) Aetna Life Insurance and Annuity Company.

Name and Address*
-----------------
Position with Company                       Business Experience During Past 5 Years
---------------------                       ---------------------------------------
Catherine Hale Smith        Senior Vice President (since October 1998) Aetna Investment Advisor
Director, Chief Financial   Holding Company, Inc., Aetna Retail Holding Company, Inc., Aetna
Officer and Senior Vice     Services Holding Company, Inc.; Chief Financial Officer and Senior Vice
President                   President, Business Strategy and Finance (Since February 1998), Aetna
                            Life Insurance and Annuity Company; Director and Senior Vice President
                            (since March 1999), Chief Financial Officer (since February 1998), Aetna
                            Retirement Services, Inc.; Vice President, Strategy, Finance and
                            Administration, Financial Relations (September 1996 - February 1998), Aetna
                            Inc.; Chief of Staff, Health/Group Life, Strategy and Communication (April
                            1993 - September 1996) Aetna Life Insurance Company.

Kirk P. Wickman             Vice President, General Counsel and Corporate Secretary (since October
Senior Vice President,      1998) Aetna Investment Advisor Holding Company, Inc., Aetna Retail
General Counsel and         Holding Company, Inc., Aetna Services Holdings Company, Inc.; Vice
Corporate Secretary         President, General Counsel and Assistant Secretary (since April 1997)
                            Aetna Retirement Services, Inc.; Senior Vice President (since March 1999),
                            Vice President (November 1996 - March 1999), General Counsel and Corporate
                            Secretary (since November 1996), Aetna Life Insurance and Annuity Company;
                            Vice President and Counsel (June 1992 - November 1996), Aetna Life Insurance
                            Company.

Deborah Koltenuk            Vice President, Treasurer and Corporate Controller (since October 1998)
Vice President and          Aetna Investment Advisor Holding Company, Inc., Aetna Retail Holding
Treasurer, Corporate        Company, Inc., Aetna Services Holding Company, Inc.; Vice President,
Controller                  Treasurer and Corporate Controller (since July 1996), Aetna Life Insurance and Annuity Company and Aetna Retirement Holdings, Inc.; Vice President,
                            Investment Financial Reporting and Securities Operations (April 1996 - July
                            1996), Aetna Life Insurance Company; Vice President, Investment Planning
                            and Financial Reporting (October 1994 - April 1996), The Aetna Casualty and
                            Surety Company and The Standard Fire and Insurance Company; Assistant
                            Vice President, Finance and Administration (June 1994 - October 1994),
                            Aetna Life Insurance Company; Controller (September 1993 - June 1994),
                            Aetna Information Technology.

Name and Address*
-----------------
Position with Company                       Business Experience During Past 5 Years
---------------------                       ---------------------------------------
Therese A. Squillacote     Vice President and Chief Compliance Officer (since February 1999)
Vice President and Chief   Aetna Insurance Company of America; Vice President and Chief
Compliance Officer         Compliance Officer (since December 1998) Aetna Life Insurance and
                           Annuity Company; Vice President and Chief Compliance Officer (since
                           December 1998) Aetna Investment Services, Inc.; Chief Compliance
                           Officer (since December 1998) Systematized Benefits Administrators,
                           Inc.; Vice President, Compliance (since March 1998) Aetna Financial
                           Services, Inc.; Compliance Manager (May 1997 to December 1998)
                           Aetna Life Insurance and Annuity Company; Registered Principal (since
                           July 1997) Aetna Investment Services, Inc.; Director, Compliance
                           (December 1995 - May 1997) Connecticut General Life Insurance
                           Company; Registered Principal (December 1995 to May 1997) CIGNA
                           Financial Advisors, Inc.; Chief Compliance Officer (September 1989 to
                           December 1995) G.R. Phelps & Co., Inc.; Chief Compliance Officer
                           (December 1992 - December 1995) Connecticut Mutual Financial
                           Services, Inc.

* The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut.


These individuals may also be directors and/or officers of other affiliates of the Company.


Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety Company.

Additional Information

Reports to Policyowners


Within 30 days after each policy anniversary and before proceeds are applied to a settlement option, we will send you a report containing the following information:

  1) A statement of changes in the total account value and surrender value since the prior report or since the date of issue, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

  2) surrender value, death benefit, and any loan account value as of the policy anniversary;

  3) A projection of the total account value, loan account value and surrender value as of the succeeding policy anniversary.

If you have Policy values funded in a Separate Account you will receive, in addition, such periodic reports as may be required by the Commission.


Some state laws require additional reports; these requirements vary from state to state.

Right to Instruct Voting of Fund Shares

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each separate account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from Policy owners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of Fund shares which each Policy owner is entitled to direct a vote is determined by dividing the portion of total account value attributable to a Fund, if any, by the net asset value of one share in the Fund. During the settlement option period, the number of votes is determined by dividing the valuation reserve (as defined below) attributable in the Fund, if any, by the net asset value of one share of the Fund. Fractional votes will be counted. Where the value of the total account value or the valuation reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund. The valuation reserve is established pursuant to the insurance laws of Connecticut to measure voting rights during the settlement option period and the value of a commutation right, if available, under settlement option 2 when elected on a variable basis.


The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.


Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Variable Life Account B.


Policyowners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

Disregard of Voting Instructions

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund.

In addition, we may disregard voting instructions in favor of changes initiated by a Policy owner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the separate accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy owners.


State Regulation

We are subject to regulation and supervision by the Insurance Department of the state of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Connecticut and in other jurisdictions where they are offered.


We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

Legal Matters


The Company knows of no material legal proceedings pending to which the separate account is a party or which would materially affect the separate account.


The legal validity of the securities described in the Prospectus has been passed on by Counsel of the Company.

The Registration Statement


A Registration Statement under the Securities Act of 1933 has been filed with the Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC, upon payment of the Commission's prescribed fees.


Distribution of the Policies

We offer the Policies through life insurance salespersons and certain home office sales employees. Such persons are registered representatives of Aetna Investment Services, Inc., a wholly owned subsidiary of the Company, (which is a registered broker-dealer), or of other registered broker-dealers which have entered into distribution agreements with the Company. For Corporate VUL, the maximum commission payable by the Company to salespersons and their supervising broker- dealers for Policy distribution is 50% of the guaranteed death benefit premium to age 80, or, in the event of an increase in the specified amount, 50% of the guaranteed death benefit premium to age 80, attributable to the increase.

For Corporate VUL II, maximum commission will equal 15% of the sum of first-year premiums up to target premium. In policy years two through five, maximum commission will equal 10% of the sum of premiums paid for each policy year up to the target premium. During policy years one through five, we will also pay a maximum of 3% of the sum of premiums paid each year in excess of the target premium. For each of policy years six and seven, maximum commission will equal 3% of the premiums paid, and an amount equal to .10% of the total account value less any loan account value as of the end of each month. For policy year eight and each year thereafter, maximum commission will equal .20% of total account value less any loan account value as of the end of each month.

In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, all such compensation will be in accordance with NASD rules. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability of the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company. The Company may be deemed to be an underwriter for purposes of the federal securities laws.


The registered representative may be required to return all or part of any commission if the Policy is not continued for a certain period.


Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy owner.


Corporate VUL Policies are offered for sale in all jurisdictions where we are authorized to do business except Guam, Puerto Rico, and the Virgin Islands.


We expect to offer Corporate VUL II Policies for sale in all jurisdictions where we are authorized to do business except New York, and where the Policies are approved by state regulators except Guam, Puerto Rico and the Virgin Islands.


Records and Accounts

Andesa, TPA, Inc., Suite 502, 1605 N. Cedar Crest Boulevard, Allentown, Pennsylvania, will act as a transfer agent on behalf of the Company as it relates to the policies described in this Prospectus. In the role of a transfer agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

All records and accounts relating to the separate account and the Funds will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.


Independent Auditors


KPMG LLP, CityPlace II, Hartford, Connecticut, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and review of filings made with the Commission.

Year 2000

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology ("IT") systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment,

(ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the separate account.

The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, brokers, dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communications with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the separate account, including, without limitation, its operation or the valuation of its assets and units.


Tax Matters

General


The following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.

Federal Tax Status of the Company

The Company is taxed as a life insurance company under the Code. The separate account is not a separate entity from the Company. Therefore, the separate account is not taxed separately as a "regulated investment company", but is taxed as part of the Company. Investment income and realized capital gains attributable to the separate account are automatically applied to increase reserves under the policy. Because of this, under existing federal income tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the policy. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the separate account, then we may impose a charge against the separate account (with respect to the policy) to set aside provisions to pay such taxes.


Life Insurance Qualification

As described more fully on page 18, Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances (a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a Policy owner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's total account value, and Policy owners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the death benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected policy owners and will be made only after advance written notice.


General Rules


Upon the surrender or cancellation of any Policy, whether or not it is a modified endowment contract, the Policy owner will be taxed on the surrender value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid policy loans will, upon surrender, be added to the surrender value and will be treated for this purpose as if it had been received.

Assuming the Policy is not a modified endowment contract, the proceeds of any partial surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed partial surrender amounts. However, partial surrenders made within the first 15 policy years may be taxable in certain limited instances where the surrender value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior partial surrenders. This result may occur even if the total amount of any partial surrenders does not exceed total premiums paid to that date.

Loans received under the Policy will ordinarily be considered indebtedness of the policy owner, and assuming the Policy is not considered a modified endowment contract, policy loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."


Modified Endowment Contracts


A class of contracts known as "modified endowment contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a partial surrender of any Policy that is considered to be a modified endowment contract will differ from the general rules noted above.

A contract will be considered a modified endowment contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven policy years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the Policy owner if the Policy is a modified endowment Contract.

In addition, each Policy is subject to the 7-pay test during the first seven policy years following the time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest death benefit payable in the first seven policy years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven policy years may also cause a Policy to be considered a modified endowment contract.

If the Policy is considered to be a modified endowment contract, the proceeds of any partial surrenders, any policy loans and most assignments will be currently taxable to the extent that the Policy's total account value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to policy loans or partial surrender proceeds received during the two-year period prior to the time that a Policy becomes a modified endowment contract. If the Policy becomes a modified endowment contract, it may be aggregated with other modified endowment contracts purchased by you from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any policy surrender or policy loan received by any policy owner of a modified endowment contract who is not an individual. Taxable policy distributions made to an individual who has not reached the age of 59 1/2 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).


Diversification Standards

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Funds, intends to comply with these requirements.

Investor Control

In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable policy owner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Policy owners may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that Policy owners were not owners of separate account assets. For example, a policy owner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a policy owner being treated as the owner of a pro rata portion of the assets of the separate account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary or to limit the number of variable options available to attempt to prevent a policy owner from being considered the owner of a pro rata share of the assets of the separate account.


Other Tax Considerations


Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's total account value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the policy owner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or others financially interested in the policy owner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the policy owner's trade or business and are considered key persons.

Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or
(b) the lesser of 5 percent of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these contracts will be capped based on applicable Moody's Corporate Bond Rate. Section 264(f) denies a deduction for a portion of a policy owner's otherwise deductible interest that is allocable to unborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average unborrowed cash values of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average unborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20 percent owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the policy owner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.

Depending on the circumstances, the exchange of a policy, a change in the Policy's death benefit option, a policy loan, a full or partial surrender, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each Policy owner or beneficiary. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction.



Miscellaneous Policy Provisions

The Policy


The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.


Payment of Benefits


All benefits are payable at the Administrative Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.


Age

If age is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the current age.

Incontestability


We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy's date of issue. Our right to contest coverage is not affected by the guaranteed death benefit provision.


For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

Suicide


In most states, if the Insured commits suicide within two years from the date of issue, the only benefit paid will be the sum of:

 a) premiums paid less amounts allocated to the separate account; and

 b) the separate account value on the date of suicide, plus the portion of the monthly deduction from the separate account value, minus

 c) the amount necessary to repay any loans in full and any interest earned on the loan account value transferred to the separate account value, and any surrenders from the fixed account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the monthly deduction for the increase, in lieu of the face amount of the increase.


All amounts described in (a) and (c) above will be calculated as of the date of death.

Coverage Beyond Maturity


You may, by written request at any time before the maturity date of this Policy, elect to continue coverage beyond the maturity date. At Age 100, the separate account value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the total account value of this Policy. Monthly deductions will be calculated with a Cost of Insurance rate equal to zero.

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the maturity date. You should therefore consult with your tax advisor prior to making this election. (See "Tax Matters.")


Nonparticipation

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

                                   Appendix A


Illustrations of Death Benefit, Total Account Values and Surrender Values, Corporate VUL

The following tables illustrate how the death benefit, total account values and surrender values of a Policy change with the investment experience of the variable funding options. The tables show how the death benefit, total account values, and surrender values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, after tax annual rate of 0%, 6%, and 12%, respectively.

Tables I, II, V and VI illustrate Policies issued on a unisex basis, age 45, in the nonsmoker rate class for simplified issue underwriting. Tables III, IV, VII and VIII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables I through IV show values under the guideline premium test for the definition of life insurance, and Tables V through VIII show values under the cash value accumulation test for the definition of life insurance. The death benefit, total account values, and surrender values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through the eleventh columns illustrate the surrender values of each Policy over the designated period. Tables I, III, V and VII assume that the maximum Cost of Insurance allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 10% up to the first year's guaranteed death benefit premium to age 80 and 5% over the guaranteed death benefit premium to age 80, are assessed in the first policy year and 5% on all premium in all policy years thereafter. Tables II, IV, VI and VIII assume that the current scale of Cost of Insurance rates applies during all policy years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 policy years and 0.20% for policy years 11 and thereafter, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 7% up to the first year's guaranteed death benefit premium to age 80 and 2% over the guaranteed death benefit premium to age 80 are assessed in the first policy year and 2% on all premium in all policy years thereafter.

The amounts shown for death benefit, surrender values, and total account values reflect the fact that the net investment return is lower than the gross, after tax return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.


The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See the individual prospectuses for each Fund for more information.


The investment advisory fees and other Fund expenses vary by Fund from 0.34% to 1.01%. A simple average of 0.73% has been used for the illustrations.

In addition, these values reflect the application of the mortality and expense risk charge, premium load and administrative expense charge described above. After deduction of these amounts, the illustrated net annual return is -2.13%, 3.87% and 9.87% on the maximum charge basis for all years.

The illustrated net annual return on a current charge basis is -1.73%, 4.27% and 10.27% for policy years 1-10 and -1.23%, 4.77% and 10.77% for policy years 11 and thereafter.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefit, total account values, and surrender values illustrated.

The tables illustrate the Policy Values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums were allocated to Variable Life Account B, and if no policy loans have been made. The tables are also based on the assumptions that the Policy owner has not requested an increase or decrease in the specified amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested.


The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    Table I

     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                    GUIDELINE PREMIUM TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1




                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,073    500,000    500,000    500,000       3,361      3,617       3,874      3,084      3,340      3,597
 2                12,146    500,000    500,000    500,000       6,819      7,558       8,329      6,483      7,222      7,993
 3                18,220    500,000    500,000    500,000      10,076     11,521      13,093      9,778     11,223     12,795
 4                24,293    500,000    500,000    500,000      13,123     15,497      18,187     12,524     14,899     17,588
 5                30,366    500,000    500,000    500,000      15,960     19,483      23,641     15,447     18,970     23,128
 6                36,439    500,000    500,000    500,000      18,565     23,452      29,468     18,137     23,025     29,040
 7                42,512    500,000    500,000    500,000      20,919     27,384      35,687     20,577     27,042     35,345
 8                48,586    500,000    500,000    500,000      22,996     31,247      42,311     22,740     30,991     42,054
 9                54,659    500,000    500,000    500,000      24,770     35,009      49,356     24,599     34,838     49,185
10                60,732    500,000    500,000    500,000      26,218     38,640      56,847     26,218     38,640     56,847
15                91,098    500,000    500,000    500,000      27,815     53,774     102,264     27,815     53,774    102,264
20               121,464    500,000    500,000    500,000      15,959     58,739     164,948     15,959     58,739    164,948
25               151,830          0    500,000    500,000           0     39,995     254,230          0     39,995    254,230
30               182,196          0          0    500,000           0          0     396,610          0          0    396,610
20 (Age 65)      121,464    500,000    500,000    500,000      15,959     58,739     164,948     15,959     58,739    164,948



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table II


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                    GUIDELINE PREMIUM TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,073    500,000    500,000    500,000       3,549      3,816       4,083      3,099      3,365      3,633
 2                12,146    500,000    500,000    500,000       7,207      7,980       8,786      6,698      7,470      8,277
 3                18,220    500,000    500,000    500,000      10,675     12,193      13,843     10,203     11,721     13,371
 4                24,293    500,000    500,000    500,000      13,943     16,446      19,279     13,345     15,847     18,680
 5                30,366    500,000    500,000    500,000      17,059     20,787      25,184     16,546     20,274     24,671

 6                36,439    500,000    500,000    500,000      19,997     25,192      31,580     19,569     24,765     31,153
 7                42,512    500,000    500,000    500,000      22,766     29,674      38,532     22,424     29,332     38,190
 8                48,586    500,000    500,000    500,000      25,303     34,170      46,034     25,047     33,914     45,777
 9                54,659    500,000    500,000    500,000      27,705     38,777      54,244     27,534     38,606     54,073
10                60,732    500,000    500,000    500,000      29,856     43,385      63,128     29,856     43,385     63,128
15                91,098    500,000    500,000    500,000      37,598     67,849     123,357     37,598     67,849    123,357
20               121,464    500,000    500,000    500,000      37,863     92,216     220,589     37,863     92,216    220,589
25               151,830    500,000    500,000    500,000      29,673    116,457     386,983     29,673    116,457    386,983
30               182,196    500,000    500,000    722,554       3,621    133,467     675,284      3,621    133,467    675,284
20 (Age 65)      121,464    500,000    500,000    500,000      37,863     92,216     220,589     37,863     92,216    220,589



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.20% in policy years 11 and thereafter. Beginning in policy years 11 and thereafter, the illustrated net annual return is -1.23%, 4.77%, and 10.77%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table III


          FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE
                                    POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                    GUIDELINE PREMIUM TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,766    500,000    500,000    500,000       3,944      4,236       4,529      3,635      3,926      4,219
 2                13,532    500,000    500,000    500,000       8,008      8,857       9,743      7,633      8,481      9,367
 3                20,299    500,000    500,000    500,000      11,860     13,530      15,344     11,527     13,196     15,010
 4                27,065    500,000    500,000    500,000      15,493     18,246      21,362     14,825     17,579     20,694
 5                33,831    500,000    500,000    500,000      18,907     23,006      27,838     18,334     22,433     27,265
 6                40,597    500,000    500,000    500,000      22,079     27,784      34,794     21,602     27,307     34,317
 7                47,363    500,000    500,000    500,000      24,994     32,563      42,263     24,613     32,182     41,881
 8                54,130    500,000    500,000    500,000      27,626     37,314      50,272     27,340     37,027     49,986
 9                60,896    500,000    500,000    500,000      29,948     42,006      58,853     29,757     41,815     58,662
10                67,662    500,000    500,000    500,000      31,941     46,616      68,051     31,941     46,616     68,051
15               101,493    500,000    500,000    500,000      36,233     67,515     125,404     36,233     67,515    125,404
20               135,324    500,000    500,000    500,000      27,204     80,373     209,356     27,204     60,373    209,356
25               169,155          0    500,000    500,000           0     73,495     339,466          0     73,495    339,466
30               202,986          0    500,000    603,409           0     21,228     563,934          0     21,228    563,934
20 (Age 65)      135,324    500,000    500,000    500,000      27,204     80,373     209,356     27,204     80,373    209,356



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IV


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                    GUIDELINE PREMIUM TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,766    500,000    500,000    500,000       4,154      4,458       4,762      3,651      3,955      4,259
 2                13,532    500,000    500,000    500,000       8,442      9,329      10,254      7,874      8,760      9,685
 3                20,299    500,000    500,000    500,000      12,531     14,282      16,183     12,005     13,755     15,656
 4                27,065    500,000    500,000    500,000      16,414     19,311      22,587     15,746     18,643     21,919
 5                33,831    500,000    500,000    500,000      20,136     24,465      29,565     19,564     23,893     28,992
 6                40,597    500,000    500,000    500,000      23,673     29,724      37,151     23,196     29,247     36,674
 7                47,363    500,000    500,000    500,000      27,036     35,100      45,422     26,655     34,719     45,041
 8                54,130    500,000    500,000    500,000      30,162     40,537      54,391     29,876     40,251     54,104
 9                60,896    500,000    500,000    500,000      33,146     46,132      64,230     32,955     45,942     64,039
10                67,662    500,000    500,000    500,000      35,876     51,780      74,925     35,876     51,780     74,925
15               101,493    500,000    500,000    500,000      46,674     82,689     148,367     46,674     82,689    148,367
20               135,324    500,000    500,000    500,000      49,065    114,878     268,510     49,065    114,878    268,510
25               169,155    500,000    500,000    551,510      39,527    146,810     475,440     39,527    146,810    475,440
30               202,986    500,000    500,000    882,247       6,662    171,465     824,530      6,662    171,465    824,530
20 (Age 65)      135,324    500,000    500,000    500,000      49,065    114,878     268,510     49,065    114,878    268,510



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.20% in policy years 11 and thereafter. Beginning in policy years 11 and thereafter, the illustrated net annual return is -1.23%, 4.77%, and 10.77%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table V


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                 CASH VALUE ACCUMULATION TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,073    500,000    500,000    500,000       3,361      3,617       3,874      3,084      3,340      3,597
 2                12,146    500,000    500,000    500,000       6,819      7,558       8,329      6,483      7,222      7,993
 3                18,220    500,000    500,000    500,000      10,076     11,521      13,093      9,778     11,223     12,795
 4                24,293    500,000    500,000    500,000      13,123     15,497      18,187     12,524     14,899     17,588
 5                30,366    500,000    500,000    500,000      15,960     19,483      23,641     15,447     18,970     23,128
 6                36,439    500,000    500,000    500,000      18,565     23,452      29,468     18,137     23,025     29,040
 7                42,512    500,000    500,000    500,000      20,919     27,384      35,687     20,577     27,042     35,345
 8                48,586    500,000    500,000    500,000      22,996     31,247      42,311     22,740     30,991     42,054
 9                54,659    500,000    500,000    500,000      24,770     35,009      49,356     24,599     34,838     49,185
10                60,732    500,000    500,000    500,000      26,218     38,640      56,847     26,218     38,640     56,847
15                91,098    500,000    500,000    500,000      27,815     53,774     102,264     27,815     53,774    102,264
20               121,464    500,000    500,000    500,000      15,959     58,739     164,948     15,959     58,739    164,948
25               151,830          0    500,000    500,000           0     39,995     254,230          0     39,995    254,230
30               182,196          0          0    566,875           0          0     393,663          0          0    393,663
20 (Age 65)      121,464    500,000    500,000    500,000      15,959     58,739     164,948     15,959     58,739    164,948



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table VI


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $5,784.00 ANNUAL PREMIUM
                 CASH VALUE ACCUMULATION TEST - SIMPLIFIED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,073    500,000    500,000    500,000       3,549      3,816       4,083      3,099      3,365      3,633
 2                12,146    500,000    500,000    500,000       7,207      7,980       8,786      6,698      7,470      8,277
 3                18,220    500,000    500,000    500,000      10,675     12,193      13,843     10,203     11,721     13,371
 4                24,293    500,000    500,000    500,000      13,943     16,446      19,279     13,345     15,847     18,680
 5                30,366    500,000    500,000    500,000      17,059     20,787      25,184     16,546     20,274     24,671
 6                36,439    500,000    500,000    500,000      19,997     25,192      31,580     19,569     24,765     31,153
 7                42,512    500,000    500,000    500,000      22,766     29,674      38,532     22,424     29,332     38,190
 8                48,586    500,000    500,000    500,000      25,303     34,170      46,034     25,047     33,914     45,777
 9                54,659    500,000    500,000    500,000      27,705     38,777      54,244     27,534     38,606     54,073
10                60,732    500,000    500,000    500,000      29,856     43,385      63,128     29,856     43,385     63,128
15                91,098    500,000    500,000    500,000      37,598     67,849     123,357     37,598     67,849    123,357
20               121,464    500,000    500,000    500,000      37,863     92,216     220,589     37,863     92,216    220,589
25               151,830    500,000    500,000    500,000      29,673    116,457     384,757     29,673    116,457    384,757
30               182,196    500,000    500,000    928,999       3,621    133,467     645,138      3,621    133,467    645,138
20 (Age 65)      121,464    500,000    500,000    500,000      37,863     92,216     220,589     37,863     92,216    220,589



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.20% in policy years 11 and thereafter. Beginning in policy years 11 and thereafter, the illustrated net annual return is -1.23%, 4.77%, and 10.77%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VII


          FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE
                                    POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                 CASH VALUE ACCUMULATION TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,766    500,000    500,000    500,000       3,944      4,236       4,529      3,635      3,926      4,219
 2                13,532    500,000    500,000    500,000       8,008      8,857       9,743      7,633      8,481      9,367
 3                20,299    500,000    500,000    500,000      11,860     13,530      15,344     11,527     13,196     15,010
 4                27,065    500,000    500,000    500,000      15,493     18,246      21,362     14,825     17,579     20,694
 5                33,831    500,000    500,000    500,000      18,907     23,006      27,838     18,334     22,433     27,265
 6                40,597    500,000    500,000    500,000      22,079     27,784      34,794     21,602     27,307     34,317
 7                47,363    500,000    500,000    500,000      24,994     32,563      42,263     24,613     32,182     41,881
 8                54,130    500,000    500,000    500,000      27,626     37,314      50,272     27,340     37,027     49,986
 9                60,896    500,000    500,000    500,000      29,948     42,006      58,853     29,757     41,815     58,662
10                67,662    500,000    500,000    500,000      31,941     46,616      68,051     31,941     46,616     68,051
15               101,493    500,000    500,000    500,000      36,233     67,515     125,404     36,233     67,515    125,404
20               135,324    500,000    500,000    500,000      27,204     80,373     209,356     27,204     80,373    209,356
25               169,155          0    500,000    542,112           0     73,495     338,820          0     73,495    338,820
30               202,986          0    500,000    760,141           0     21,228     527,876          0     21,228    527,876
20 (Age 65)      135,324    500,000    500,000    500,000      27,204     80,373     209,356     27,204     80,373    209,356



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VIII


          FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE
                                    POLICY(1)
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $6,444.00 ANNUAL PREMIUM
                 CASH VALUE ACCUMULATION TEST - GUARANTEED ISSUE
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit                  Total Account Value                Surrender Value
               Accumulated      Gross Annual Investment           Gross Annual Investment          Gross Annual Investment
                   at                 Returns of                        Returns of                        Returns of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,766    500,000    500,000      500,000     4,154      4,458       4,762      3,651      3,955      4,259
 2                13,532    500,000    500,000      500,000     8,442      9,329      10,254      7,874      8,760      9,685
 3                20,299    500,000    500,000      500,000    12,531     14,282      16,183     12,005     13,755     15,656
 4                27,065    500,000    500,000      500,000    16,414     19,311      22,587     15,746     18,643     21,919
 5                33,831    500,000    500,000      500,000    20,136     24,465      29,565     19,564     23,893     28,992
 6                40,597    500,000    500,000      500,000    23,673     29,724      37,151     23,196     29,247     36,674
 7                47,363    500,000    500,000      500,000    27,036     35,100      45,422     26,655     34,719     45,041
 8                54,130    500,000    500,000      500,000    30,162     40,537      54,391     29,876     40,251     54,104
 9                60,896    500,000    500,000      500,000    33,146     46,132      64,230     32,955     45,942     64,039
10                67,662    500,000    500,000      500,000    35,876     51,780      74,925     35,876     51,780     74,925
15               101,493    500,000    500,000      500,000    46,674     82,689     148,367     46,674     82,689    148,367
20               135,324    500,000    500,000      500,000    49,065    114,878     268,510     49,065    114,878    268,510
25               169,155    500,000    500,000      743,715    39,527    146,810     464,822     39,527    146,810    464,822
30               202,986    500,000    500,000    1,105,660     6,662    171,465     767,820      6,662    171,465    767,820
20 (Age 65)      135,324    500,000    500,000      500,000    49,065    114,878     268,510     49,065    114,878    268,510



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.20% in policy years 11 and thereafter. Beginning in policy years 11 and thereafter, the illustrated net annual return is -1.23%, 4.77%, and 10.77%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                  Appendix B

ILLUSTRATION OF DEATH BENEFIT, TOTAL ACCOUNT VALUES, AND SURRENDER VALUES,

Corporate VUL II.

The following tables illustrate how the death benefit, total account values and surrender values of a Policy change with the investment experience of the variable funding options. The tables show how the death benefit, total account values, and surrender values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, after tax annual rate of 0%, 6%, and 12%, respectively.

Tables I, II, VII and VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for fully underwriting issue. Tables III, IV, IX and X illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for guaranteed issue underwriting. Tables V, VI, XI and XII illustrate Policies issued on a unisex basis, age 45 in the nonsmoker rate class for simplified issue underwriting. Tables I through VI show values under the guideline premium test for the definition of life insurance, and Tables VII through XII show values under the cash value accumulation test for the definition of life insurance. The death benefit, total account values, and surrender values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through the eleventh columns illustrate the surrender values of each Policy over the designated period. Tables I, III, V, VII, IX and XI assume that the maximum Cost of Insurance allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable premium load of 15% up to the first year's target premium and 6% over the target premium, are assessed in the first policy year; the maximum allowable premium load of 10% up to the second year's target premium and 6% over the target premium, are assessed in the second through fifth policy year and 6% on all premium in all policy years thereafter, and an assumed premium tax charge of 2.05% on all premium in all policy years.

Tables II, IV, VI, VIII, X and XII assume that the current scale of Cost of Insurance rates applies during all policy years. These tables also assume the current mortality and expense risk charge of 0.70% on an annual basis for the first 10 policy years and 0.35% for policy years 11 and thereafter, the current premium load of 10.5% up to the first year's target premium and 2.5% over the target premium are assumed in the first policy year, the current premium load of 7.5% up to the second through the fifth years' target premiums and 1.5% over the target premiums are assumed in the second through the fifth policy years, the current premium load of 3.5% up to the sixth and the seventh years' target premiums and 1.5% over the target premiums are assumed in the sixth and the seventh policy years, 1.5% on all premium in all policy years thereafter, and an assumed premium tax charge of 2.05% on all premium in all policy years.

The amounts shown for death benefit, surrender values, and total account values reflect the fact that the net investment return is lower than the gross, after tax return on the assets held in each Fund as a result of expenses paid by each Fund and Separate Account charges levied.


The values shown take into account the daily investment advisory fee and other Fund expenses paid by each Fund. See the individual prospectuses for each Fund for more information.

In addition, these values reflect application of the mortality and expense risk charge, premium load and assumed premium tax charge described above. After deduction of these amounts, the illustrated net annual return is -1.63%, 4.37% and 10.37% on a maximum charge basis for all years. The illustrated net annual return on a current charge basis is -1.43%, 4.57% and 10.57% for policy years 1-10 and -1.08%, 4.92% and 10.92% for policy years 11 and thereafter.

The investment advisory fees and other Fund expenses vary by Fund from 0.34% to 1.01%. A simple average of 0.73% has been used for the illustrations.

The hypothetical values shown in the tables do not reflect any Separate Account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefit, total account values, and surrender values illustrated.

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums were allocated to Variable Life Account B, and if no Policy loans have been made. The tables are also based on the assumptions that the Policy owner has not requested an increase or decrease in the specified amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    Table I


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $853,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                10,500    853,000    853,000    853,000       5,025      5,413       5,802      5,725      6,113      6,502
 2                21,525    853,000    853,000    853,000      10,269     11,389      12,559     10,794     11,914     13,084
 3                33,101    853,000    853,000    853,000      15,223     17,419      19,807     15,223     17,419     19,807
 4                45,256    853,000    853,000    853,000      19,860     23,473      27,566     19,860     23,473     27,566
 5                58,019    853,000    853,000    853,000      24,178     29,549      35,890     24,178     29,549     35,890
 6                71,420    853,000    853,000    853,000      28,555     36,047      45,263     28,555     36,047     45,263
 7                85,491    853,000    853,000    853,000      32,541     42,513      55,304     32,541     42,513     55,304
 8               100,266    853,000    853,000    853,000      36,103     48,911      66,054     36,103     48,911     66,054
 9               115,779    853,000    853,000    853,000      39,194     55,186      77,543     39,194     55,186     77,543
10               132,068    853,000    853,000    853,000      41,758     61,276      89,802     41,758     61,276     89,802
15               226,575    853,000    853,000    853,000      45,386     87,253     165,081     45,386     87,253    165,081
20               347,193    853,000    853,000    853,000      27,222     97,765     271,746     27,222     97,765    271,746
25               501,136          0    853,000    853,000           0     70,314     427,778          0     70,314    427,778
30               697,610          0          0    853,000           0          0     683,840          0          0    683,840
20 (Age 65)      347,193    853,000    853,000    853,000      27,222     97,765     271,746     27,222     97,765    271,746



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table II


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $853,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                10,500    853,000    853,000      853,000     7,143      7,620        8,098     7,843      8,320        8,798
 2                21,525    853,000    853,000      853,000    14,143     15,556       17,028    14,668     16,081       17,553
 3                33,101    853,000    853,000      853,000    20,723     23,527       26,569    20,723     23,527       26,569
 4                45,256    853,000    853,000      853,000    26,923     31,574       36,826    26,923     31,574       36,826
 5                58,019    853,000    853,000      853,000    32,792     39,745       47,927    32,792     39,745       47,927
 6                71,420    853,000    853,000      853,000    38,769     48,510       60,454    38,769     48,510       60,454
 7                85,491    853,000    853,000      853,000    44,486     57,509       74,151    44,486     57,509       74,151
 8               100,266    853,000    853,000      853,000    50,149     66,970       89,380    50,149     66,970       89,380
 9               115,779    853,000    853,000      853,000    55,541     76,690      106,073    55,541     76,690      106,073
10               132,068    853,000    853,000      853,000    60,622     86,639      124,355    60,622     86,639      124,355
15               226,575    853,000    853,000      853,000    80,499    140,274      248,421    80,499    140,274      248,421
20               347,193    853,000    853,000      853,000    87,790    197,930      451,986    87,790    197,930      451,986
25               501,136    853,000    853,000      935,281    86,909    267,145      806,276    86,909    267,145      806,276
30               697,610    853,000    853,000    1,505,998    64,066    342,786    1,407,475    64,066    342,786    1,407,475
20 (Age 65)      347,193    853,000    853,000      853,000    87,790    197,930      451,986    87,790    197,930      451,986



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in policy years 11 and thereafter. Beginning in policy years 11 and thereafter, the illustrated net annual return is -1.08%, 4.92%, and 10.92%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table III


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $804,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                10,500    804,000    804,000    804,000       5,183      5,576       5,970      5,883      6,276      6,670
 2                21,525    804,000    804,000    804,000      10,596     11,736      12,927     11,121     12,261     13,452
 3                33,101    804,000    804,000    804,000      15,729     17,971      20,409     15,729     17,971     20,409
 4                45,256    804,000    804,000    804,000      20,558     24,257      28,445     20,558     24,257     28,445
 5                58,019    804,000    804,000    804,000      25,081     30,592      37,092     25,081     30,592     37,092
 6                71,420    804,000    804,000    804,000      29,678     37,378      46,842     29,678     37,378     46,842
 7                85,491    804,000    804,000    804,000      33,903     44,170      57,324     33,903     44,170     57,324
 8               100,266    804,000    804,000    804,000      37,725     50,933      68,587     37,725     50,933     68,587
 9               115,779    804,000    804,000    804,000      41,100     57,620      80,676     41,100     57,620     80,676
10               132,068    804,000    804,000    804,000      43,976     64,175      93,636     43,976     64,175     93,636
15               226,575    804,000    804,000    804,000      49,699     93,518     174,540     49,699     93,518    174,540
20               347,193    804,000    804,000    804,000      35,026    110,179     293,090     35,026    110,179    293,090
25               501,136          0    804,000    804,000           0     94,562     475,162          0     94,562    475,162
30               697,610          0    804,000    846,991           0      5,266     791,580          0      5,266    791,580
20 (Age 65)      347,193    804,000    804,000    804,000      35,026    110,179     293,090     35,026    110,179    293,090



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IV


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $804,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                10,500    804,000    804,000      804,000     6,703      7,166        7,629     7,403      7,866        8,329
 2                21,525    804,000    804,000      804,000    13,438     14,801       16,223    13,963     15,326       16,748
 3                33,101    804,000    804,000      804,000    19,916     22,623       25,560    19,916     22,623       25,560
 4                45,256    804,000    804,000      804,000    26,147     30,648       35,731    26,147     30,648       35,731
 5                58,019    804,000    804,000      804,000    32,137     38,890       46,833    32,137     38,890       46,833
 6                71,420    804,000    804,000      804,000    38,282     47,779       59,411    38,282     47,779       59,411
 7                85,491    804,000    804,000      804,000    44,173     56,917       73,175    44,173     56,917       73,175
 8               100,266    804,000    804,000      804,000    49,988     66,503       88,457    49,988     66,503       88,457
 9               115,779    804,000    804,000      804,000    55,495     76,318      105,174    55,495     76,318      105,174
10               132,068    804,000    804,000      804,000    60,654     86,334      123,450    60,654     86,334      123,450
15               226,575    804,000    804,000      804,000    80,966    140,439      247,624    80,966    140,439      247,624
20               347,193    804,000    804,000      804,000    88,094    198,357      451,656    88,094    198,357      451,656
25               501,136    804,000    804,000      935,632    84,458    265,887      806,579    84,458    265,887      806,579
30               697,610    804,000    804,000    1,504,582    56,346    338,525    1,406,152    56,346    338,525    1,406,152
20 (Age 65)      347,193    804,000    804,000      804,000    88,094    198,357      451,656    88,094    198,357      451,656



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in policy years 11 and thereafter. Beginning in policy years 11 and thereafter, the illustrated net annual return is -1.08%, 4.92%, and 10.92%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table V


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                            $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $808,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                10,500    808,000    808,000    808,000       5,170      5,563       5,957      5,870      6,263      6,657
 2                21,525    808,000    808,000    808,000      10,569     11,708      12,897     11,094     12,233     13,422
 3                33,101    808,000    808,000    808,000      15,687     17,926      20,360     15,687     17,926     20,360
 4                45,256    808,000    808,000    808,000      20,501     24,193      28,373     20,501     24,193     28,373
 5                58,019    808,000    808,000    808,000      25,007     30,507      36,994     25,007     30,507     36,994
 6                71,420    808,000    808,000    808,000      29,587     37,270      46,714     29,587     37,270     46,714
 7                85,491    808,000    808,000    808,000      33,792     44,034      57,159     33,792     44,034     57,159
 8               100,266    808,000    808,000    808,000      37,593     50,768      68,381     37,593     50,768     68,381
 9               115,779    808,000    808,000    808,000      40,945     57,422      80,421     40,945     57,422     80,421
10               132,068    808,000    808,000    808,000      43,795     63,938      93,323     43,795     63,938     93,323
15               226,575    808,000    808,000    808,000      49,347     93,007     173,768     49,347     93,007    173,768
20               347,193    808,000    808,000    808,000      34,389    109,166     291,348     34,389    109,166    291,348
25               501,136          0    808,000    808,000           0     92,583     471,295          0     92,583    471,295
30               697,610          0    808,000    837,831           0      1,312     783,020          0      1,312    783,020
20 (Age 65)      347,193    808,000    808,000    808,000      34,389    109,166     291,348     34,389    109,166    291,348



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table VI


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                            $10,000.00 ANNUAL PREMIUM
                             GUIDELINE PREMIUM TEST
                              FACE AMOUNT $808,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                10,500    808,000    808,000      808,000     6,990      7,462        7,935     7,690      8,162        8,635
 2                21,525    808,000    808,000      808,000    14,005     15,403       16,861    14,530     15,928       17,386
 3                33,101    808,000    808,000      808,000    20,753     23,540       26,561    20,753     23,540       26,561
 4                45,256    808,000    808,000      808,000    27,241     31,883       37,123    27,241     31,883       37,123
 5                58,019    808,000    808,000      808,000    33,471     40,445       48,641    33,471     40,445       48,641
 6                71,420    808,000    808,000      808,000    39,833     49,647       61,658    39,833     49,647       61,658
 7                85,491    808,000    808,000      808,000    45,912     59,084       75,877    45,912     59,084       75,877
 8               100,266    808,000    808,000      808,000    51,877     68,949       91,627    51,877     68,949       91,627
 9               115,779    808,000    808,000      808,000    57,491     79,012      108,819    57,491     79,012      108,819
10               132,068    808,000    808,000      808,000    62,702     89,236      127,569    62,702     89,236      127,569
15               226,575    808,000    808,000      808,000    82,223    143,482      254,014    82,223    143,482      254,014
20               347,193    808,000    808,000      808,000    87,392    200,382      461,115    87,392    200,382      461,115
25               501,136    808,000    808,000      954,252    83,088    267,923      822,631    83,088    267,923      822,631
30               697,610    808,000    808,000    1,533,140    54,563    340,960    1,432,841    54,563    340,960    1,432,841
20 (Age 65)      347,193    808,000    808,000      808,000    87,392    200,382      461,115    87,392    200,382      461,115



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in policy years 11 and thereafter. Beginning in policy years 11 and thereafter, the illustrated net annual return is -1.08%, 4.92%, and 10.92%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VII


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                               FULLY UNDERWRITTEN
                    $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $702,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    702,000    702,000      702,000    17,355     18,481       19,608    19,105     20,231       21,358
 2                53,813    702,000    702,000      702,000    35,552     38,972       42,531    36,864     40,285       43,843
 3                82,754    702,000    702,000      702,000    53,342     60,257       67,738    53,342     60,257       67,738
 4               113,142    702,000    702,000      702,000    70,716     82,360       95,466    70,716     82,360       95,466
 5               145,049    702,000    702,000      702,000    87,683    105,327      125,999    87,683    105,327      125,999
 6               178,551    702,000    702,000      702,000   105,229    130,248      160,753   105,229    130,248      160,753
 7               213,729    702,000    702,000      702,000   122,332    156,147      199,068   122,332    156,147      199,068
 8               224,415    702,000    702,000      702,000   116,972    159,713      216,645   116,972    159,713      216,645
 9               235,636    702,000    702,000      702,000   111,355    163,159      235,884   111,355    163,159      235,884
10               247,418    702,000    702,000      702,000   105,432    166,436      256,952   105,432    166,436      256,952
15               315,775    702,000    702,000      831,467    69,857    179,041      396,445    69,857    179,041      396,445
20               403,017    702,000    702,000    1,110,580    17,973    179,371      606,793    17,973    179,371      606,793
25               514,362          0    702,000    1,481,360         0    150,711      914,305         0    150,711      914,305
30               656,471          0    702,000    1,970,985         0     56,868    1,353,736         0     56,868    1,353,736
20 (Age 65)      403,017    702,000    702,000      702,000    17,973    179,371      606,793    17,973    179,371      606,793



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table VIII


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                  UNISEX ISSUE AGE 45 PREFERRED NONSMOKER RISK
                               FULLY UNDERWRITTEN
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                    $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $702,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    702,000    702,000      702,000    20,346     21,620       22,894    22,096     23,370       24,644
 2                53,813    702,000    702,000      702,000    40,901     44,768       48,790    42,213     46,080       50,103
 3                82,754    702,000    702,000      702,000    60,946     68,762       77,215    60,946     68,762       77,215
 4               113,142    702,000    702,000      702,000    80,529     93,685      108,491    80,529     93,685      108,491
 5               145,049    702,000    702,000      702,000    99,695    119,630      142,980    99,695    119,630      142,980
 6               178,551    702,000    702,000      702,000   119,479    147,740      182,193   119,479    147,740      182,193
 7               213,729    702,000    702,000      702,000   138,911    177,105      225,576   138,911    177,105      225,576
 8               224,415    702,000    702,000      702,000   134,641    183,015      247,399   134,641    183,015      247,399
 9               235,636    702,000    702,000      702,000   130,264    189,077      271,500   130,264    189,077      271,500
10               247,418    702,000    702,000      723,787   125,745    195,272      298,104   125,745    195,272      298,104
15               315,775    702,000    702,000    1,010,476   101,098    231,037      481,796   101,098    231,037      481,796
20               403,017    702,000    702,000    1,417,007    67,226    269,505      774,216    67,226    269,505      774,216
25               514,362    702,000    702,000    2,023,046    26,597    315,704    1,248,637    26,597    315,704    1,248,637
30               656,471          0    702,000    2,920,864         0    366,246    2,006,143         0    366,246    2,006,143
20 (Age 65)      403,017    702,000    702,000    1,417,007    67,226    269,505      774,216    67,226    269,505      774,216



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in policy years 11 and thereafter. Beginning in policy years 11 and thereafter, the illustrated net annual return is -1.08%, 4.92%, and 10.92%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table IX


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                    $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $669,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    669,000    669,000      669,000    17,461     18,591       19,722    19,211     20,341       21,472
 2                53,813    669,000    669,000      669,000    35,771     39,206       42,778    37,084     40,518       44,091
 3                82,754    669,000    669,000      669,000    53,683     60,629       68,144    53,683     60,629       68,144
 4               113,142    669,000    669,000      669,000    71,186     82,887       96,058    71,186     82,887       96,058
 5               145,049    669,000    669,000      669,000    88,291    106,029      126,808    88,291    106,029      126,808
 6               178,551    669,000    669,000      669,000   105,986    131,145      161,816   105,986    131,145      161,816
 7               213,729    669,000    669,000      669,000   123,250    157,263      200,427   123,250    157,263      200,427
 8               224,415    669,000    669,000      669,000   118,065    161,075      218,351   118,065    161,075      218,351
 9               235,636    669,000    669,000      669,000   112,639    164,798      237,994   112,639    164,798      237,994
10               247,418    669,000    669,000      669,000   106,926    168,389      259,534   106,926    168,389      259,534
15               315,775    669,000    669,000      841,647    72,762    183,261      401,298    72,762    183,261      401,298
20               403,017    669,000    669,000    1,124,194    23,229    187,732      614,231    23,229    187,732      614,231
25               514,362          0    669,000    1,499,534         0    167,042      925,522         0    167,042      925,522
30               656,471          0    669,000    1,995,178         0     89,492    1,370,352         0     89,492    1,370,352
20 (Age 65)      403,017    669,000    669,000    1,124,194    23,229    187,732      614,231    23,229    187,732      614,231



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table X


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                GUARANTEED ISSUE
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                    $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $669,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    669,000    669,000      669,000    19,976     21,238       22,501    21,726     22,988       24,251
 2                53,813    669,000    669,000      669,000    40,309     44,135       48,116    41,621     45,448       49,429
 3                82,754    669,000    669,000      669,000    60,263     67,999       76,367    60,263     67,999       76,367
 4               113,142    669,000    669,000      669,000    79,857     92,891      107,558    79,857     92,891      107,558
 5               145,049    669,000    669,000      669,000    99,105    118,874      142,025    99,105    118,874      142,025
 6               178,551    669,000    669,000      669,000   119,003    147,058      181,249   119,003    147,058      181,249
 7               213,729    669,000    669,000      669,000   138,554    176,508      224,651   138,554    176,508      224,651
 8               224,415    669,000    669,000      669,000   134,387    182,492      246,484   134,387    182,492      246,484
 9               235,636    669,000    669,000      677,254   130,084    188,609      270,575   130,084    188,609      270,575
10               247,418    669,000    669,000      721,293   125,611    194,838      297,077   125,611    194,838      297,077
15               315,775    669,000    669,000    1,005,196   101,164    230,859      479,278   101,164    230,859      479,278
20               403,017    669,000    669,000    1,405,201    66,817    269,428      767,766    66,817    269,428      767,766
25               514,362    669,000    669,000    1,995,398    23,189    314,411    1,231,573    23,189    314,411    1,231,573
30               656,471          0    669,000    2,862,163         0    362,823    1,965,825         0    362,823    1,965,825
20 (Age 65)      403,017    669,000    669,000    1,405,201    66,817    269,428      767,766    66,817    269,428      767,766



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in policy years 11 and thereafter. Beginning in policy years 11 and thereafter, the illustrated net annual return is -1.08%, 4.92%, and 10.92%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    Table XI

 FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
             GUARANTEED INSURANCE COSTS ANS MAXIMUM CHARGES ASSUMED
                   $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $672,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    672,000    672,000      672,000    17,452     18,581       19,711    19,202     20,331       21,461
 2                53,813    672,000    672,000      672,000    35,751     39,184       42,756    37,064     40,497       44,068
 3                82,754    672,000    672,000      672,000    53,652     60,595       68,107    53,652     60,595       68,107
 4               113,142    672,000    672,000      672,000    71,143     82,839       96,004    71,143     82,839       96,004
 5               145,049    672,000    672,000      672,000    88,236    105,966      126,734    88,236    105,966      126,734
 6               178,551    672,000    672,000      672,000   105,917    131,063      161,719   105,917    131,063      161,719
 7               213,729    672,000    672,000      672,000   123,166    157,161      200,304   123,166    157,161      200,304
 8               224,415    672,000    672,000      672,000   117,965    160,952      218,196   117,965    160,952      218,196
 9               235,636    672,000    672,000      672,000   112,522    164,649      237,803   112,522    164,649      237,803
10               247,418    672,000    672,000      672,000   106,790    168,211      259,299   106,790    168,211      259,299
15               315,775    672,000    672,000      840,761    72,498    182,877      400,876    72,498    182,877      400,876
20               403,017    672,000    672,000    1,123,009    22,751    186,972      613,583    22,751    186,972      613,583
25               514,362          0    672,000    1,497,952         0    165,557      924,546         0    165,557      924,546
30               656,471          0    672,000    1,993,071         0     86,526    1,368,905         0     86,526    1,368,905
20 (Age 65)      403,017    672,000    672,000    1,123,009    22,751    186,972      613,583    22,751    186,972      613,583



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.


Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   Table XII


     FLEXIBLE PREMIUM CORPORATE VARIABLE UNIVERSAL LIFE II INSURANCE POLICY
                       UNISEX ISSUE AGE 45 NONSMOKER RISK
                                SIMPLIFIED ISSUE
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                    $25,000.00 ANNUAL PREMIUM FOR SEVEN YEARS
                          CASH VALUE ACCUMULATION TEST
                              FACE AMOUNT $672,000
                             DEATH BENEFIT OPTION 1



                Premiums             Death Benefit
               Accumulated   Guaranteed Annual Investment           Total Account Value               Cash Surrender Value
                   at                  Return of                Annual Investment Return of       Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- ----------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%    Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
 1                26,250    672,000    672,000      672,000    20,210     21,480       22,750    21,960     23,230       24,500
 2                53,813    672,000    672,000      672,000    40,765     44,620       48,629    42,077     45,932       49,942
 3                82,754    672,000    672,000      672,000    60,929     68,727       77,161    60,929     68,727       77,161
 4               113,142    672,000    672,000      672,000    80,718     93,859      108,645    80,718     93,859      108,645
 5               145,049    672,000    672,000      672,000   100,142    120,076      143,417   100,142    120,076      143,417
 6               178,551    672,000    672,000      672,000   120,194    148,483      182,951   120,194    148,483      182,951
 7               213,729    672,000    672,000      672,000   139,874    178,139      226,668   139,874    178,139      226,668
 8               224,415    672,000    672,000      672,000   135,811    184,316      248,823   135,811    184,316      248,823
 9               235,636    672,000    672,000      683,926   131,584    190,606      273,241   131,584    190,606      273,241
10               247,418    672,000    672,000      728,539   127,148    196,983      300,061   127,148    196,983      300,061
15               315,775    672,000    672,000    1,014,310   102,092    233,151      483,624   102,092    233,151      483,624
20               403,017    672,000    672,000    1,414,713    66,157    271,116      772,963    66,157    271,116      772,963
25               514,362    672,000    672,000    2,008,080    21,982    316,200    1,239,400    21,982    316,200    1,239,400
30               656,471          0    672,000    2,880,468         0    365,016    1,978,398         0    365,016    1,978,398
20 (Age 65)      403,017    672,000    672,000    1,414,713    66,157    271,116      772,963    66,157    271,116      772,963



If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated. If a larger premium is paid, the surrender value as a percentage of the total account value will be greater than or equal to those illustrated. If a smaller premium is paid, the surrender value as a percentage of the total account value will be less than or equal to those illustrated.

Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed. The current mortality and expense risk charges may be reduced from 0.70% to 0.35% in policy years 11 and thereafter. Beginning in policy years 11 and thereafter, the illustrated net annual return is -1.08%, 4.92%, and 10.92%.

These investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the Policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                             FINANCIAL STATEMENTS

                            VARIABLE LIFE ACCOUNT B


                                     Index


Statement of Assets and Liabilities ........................   S-2
Statements of Operations and Changes in Net Assets .........   S-4
Condensed Financial Information ............................   S-5
Notes to Financial Statements ..............................   S-9
Independent Auditors' Report ...............................   S-19

Variable Life Account B

Statement of Assets and Liabilities -- December 31, 1998

ASSETS:

Investments, at net asset value: (Note 1)

                                                                                                        Net
                                                                 Shares              Cost            Assets
                                                                 ------              ----            ------
 Aetna Ascent VP:                                               198,115      $  2,831,006      $  2,777,568
 Aetna Balanced VP:                                           2,167,178        34,177,879        34,089,711
 Aetna Bond VP:                                               2,295,254        29,997,078        29,976,022
 Aetna Crossroads VP:                                           154,345         2,069,533         2,055,869
 Aetna Growth and Income VP:                                  4,919,365       162,790,910       156,730,966
 Aetna Index Plus Large Cap VP:                                 758,705        12,317,717        13,345,627
 Aetna Legacy VP:                                                81,480         1,017,019         1,007,913
 Aetna Money Market VP:                                       2,738,801        36,398,167        36,665,421
 Aetna Small Company VP:                                         77,201         1,010,893           987,401
 Aetna Value Opportunity VP:                                      3,879            43,415            55,900
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:                                    1,443,313        34,623,612        36,730,553
  Growth Portfolio:                                             429,501        15,334,389        19,271,725
  High Income Portfolio:                                         20,499           259,107           236,353
  Overseas Portfolio:                                           155,353         2,924,055         3,114,830
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:                                      172,391         2,863,661         3,130,614
  Contrafund Portfolio:                                       1,569,966        32,468,622        38,429,965
 Janus Aspen Series:
  Aggressive Growth Portfolio:                                  849,184        19,610,984        23,428,999
  Balanced Portfolio:                                           952,003        17,985,644        21,420,076
  Growth Portfolio:                                             994,148        19,672,123        23,402,244
  Worldwide Growth Portfolio:                                 1,497,256        38,062,628        43,555,170
 Oppenheimer Funds:
  Global Securities Fund:                                        14,366           297,779           317,052
  Growth & Income Fund:                                           3,670            64,123            75,171
  Strategic Bond Fund:                                          138,959           694,732           711,472
 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio:                          554,349        27,030,853        30,733,122
  PPI MFS Research Growth Portfolio:                            982,828        10,760,071        11,734,970
  PPI MFS Value Equity Portfolio:                                21,279           722,801           805,423
  PPI Scudder International Growth Portfolio:                   994,201        15,964,583        16,662,810
  PPI T. Rowe Price Growth Equity Portfolio:                     24,523         1,206,669         1,356,360
                                                                             ------------      ------------
NET ASSETS                                                                   $523,200,053      $552,809,307
                                                                             ============      ============

Net assets represented by:

Policyholders' account values: (Notes 1 and 5)

 Aetna Ascent VP:
  Policyholders' account values .........................................................      $  2,777,568
 Aetna Balanced VP:
  Policyholders' account values .........................................................        34,089,711
 Aetna Bond VP:
  Policyholders' account values .........................................................        29,976,022
 Aetna Crossroads VP:
  Policyholders' account values .........................................................         2,055,869
 Aetna Growth and Income VP:
  Policyholders' account values .........................................................       156,730,966

Variable Life Account B

 Aetna Index Plus Large Cap VP:
  Policyholders' account values ........................     $ 13,345,627
 Aetna Legacy VP:
  Policyholders' account values ........................        1,007,913
 Aetna Money Market VP:
  Policyholders' account values ........................       36,665,421
 Aetna Small Company VP:
  Policyholders' account values ........................          987,401
 Aetna Value Opportunity VP:
  Policyholders' account values ........................           55,900

 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:
   Policyholders' account values .......................       36,730,553
  Growth Portfolio:
   Policyholders' account values .......................       19,271,725
  High Income Portfolio:
   Policyholders' account values .......................          236,353
  Overseas Portfolio:
   Policyholders' account values .......................        3,114,830

 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:
   Policyholders' account values .......................        3,130,614
  Contrafund Portfolio:
   Policyholders' account values .......................       38,429,965
 Janus Aspen Series:
  Aggressive Growth Portfolio:
   Policyholders' account values .......................       23,428,999
  Balanced Portfolio:
   Policyholders' account values .......................       21,420,076
  Growth Portfolio:
   Policyholders' account values .......................       23,402,244
  Worldwide Growth Portfolio:
   Policyholders' account values .......................       43,555,170

 Oppenheimer Funds:
  Global Securities Fund:
   Policyholders' account values .......................          317,052
  Growth & Income Fund:
   Policyholders' account values .......................           75,171
  Strategic Bond Fund:
   Policyholders' account values .......................          711,472

 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio:
   Policyholders' account values .......................       30,733,122
  PPI MFS Research Growth Portfolio:
   Policyholders' account values .......................       11,734,970
  PPI MFS Value Equity Portfolio:
   Policyholders' account values .......................          805,423
  PPI Scudder International Growth Portfolio:
   Policyholders' account values .......................       16,662,810
  PPI T. Rowe Price Growth Equity Portfolio:
   Policyholders' account values .......................        1,356,360
                                                             ------------
                                                             $552,809,307
                                                             ============

See Notes to Financial Statements

Variable Life Account B

Statements of Operations and Changes in Net Assets

                                                                              Year Ended December 31,
                                                                              1998               1997
                                                                              ----               ----
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ..........................................................    $  43,340,466      $  35,222,623
Expenses: (Notes 2 and 5)
 Valuation period deductions ........................................       (4,390,578)        (2,713,203)
                                                                         -------------      -------------
Net investment income ...............................................       38,949,888         32,509,420
                                                                         -------------      -------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ................................................      481,590,756        260,329,704
 Cost of investments sold ...........................................      454,360,016        245,858,726
                                                                         -------------      -------------
  Net realized gain .................................................       27,230,740         14,470,978
Net unrealized gain on investments: (Note 5)
 Beginning of year ..................................................       16,987,228         14,132,669
 End of year ........................................................       29,609,254         16,987,228
                                                                         -------------      -------------
  Net change in unrealized gain .....................................       12,622,026          2,854,559
                                                                         -------------      -------------
Net realized and unrealized gain on investments .....................       39,852,766         17,325,537
                                                                         -------------      -------------
Net increase in net assets resulting from operations ................       78,802,654         49,834,957
                                                                         -------------      -------------
FROM UNIT TRANSACTIONS:
Variable life premium payments ......................................      171,088,399        127,736,110
Transfers to the Company for monthly deductions .....................      (29,899,398)       (21,545,914)
Redemptions by contract holders .....................................      (15,359,273)       (24,062,185)
Transfers on account of policy loans ................................       (4,006,080)        (2,875,077)
Other ...............................................................         (342,142)           263,373
                                                                         -------------      -------------
 Net increase in net assets from unit transactions (Note 5) .........      121,481,506         79,516,307
                                                                         -------------      -------------
Change in net assets ................................................      200,284,160        129,351,264

NET ASSETS:
Beginning of year ...................................................      352,525,147        223,173,883
                                                                         -------------      -------------
End of year .........................................................    $ 552,809,307      $ 352,525,147
                                                                         =============      =============


See Notes to Financial Statements

Variable Life Account B

Condensed Financial Information -- Year Ended December 31, 1998

----------------------------------------------------------------------------------------------------------------
                                          Value
                                         Per Unit          Increase (Decrease)          Units
                                         --------               in Value of           Outstanding     Reserves
                                  Beginning     End of         Accumulation             at End         at End
                                   of Year       Year              Unit                 of Year       of Year
----------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:
Aetna Vest                        $  14.055   $  14.535            3.42%                 16,652.7   $   242,052
Aetna Vest II                        14.040      14.499            3.27%                  9,886.9       143,349
Aetna Vest Plus                      14.040      14.499            3.27%                144,736.7     2,098,518
Aetna Vest Estate Protector          14.077      14.559            3.42%                 18,230.2       265,412
Aetna Vest Estate Protector II       10.441      10.038           (3.86%)     (3)         2,813.1        28,237
----------------------------------------------------------------------------------------------------------------
Aetna Balanced VP:
Aetna Vest                           21.286      24.655           15.83%                107,033.9     2,638,924
Aetna Vest II                        21.515      24.909           15.78%                225,846.4     5,625,574
Aetna Vest Plus                      18.044      20.890           15.77%                510,123.9    10,656,282
Aetna Vest Estate Protector          13.554      15.716           15.95%                 23,850.0       374,815
Aetna Vest Estate Protector II       10.434      11.233            7.66%      (3)        40,381.8       453,600
Corporate Specialty Market           15.708      18.186           15.78%                788,514.1    14,339,789
NYSUT Individual Life                12.865      13.516            5.06%      (4)            53.8           727
----------------------------------------------------------------------------------------------------------------
Aetna Bond VP:
Aetna Vest                           23.428      25.084            7.07%                256,292.6     6,428,790
Aetna Vest II                        15.752      16.865            7.07%                 73,422.3     1,238,247
Aetna Vest Plus                      12.613      13.505            7.07%                300,416.1     4,057,035
Aetna Vest Estate Protector          11.224      12.035            7.23%                 24,203.4       291,294
Aetna Vest Estate Protector II       10.069      10.614            5.41%      (2)        41,583.2       441,368
Corporate Specialty Market           12.175      13.035            7.06%              1,343,974.6    17,518,380
NYSUT Individual Life                11.028      11.441            3.75%      (4)            79.4           908
----------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP:
Aetna Vest                           13.369      14.040            5.02%                  6,371.5        89,454
Aetna Vest II                        13.356      14.005            4.86%                  3,504.8        49,083
Aetna Vest Plus                      13.356      14.005            4.86%                132,933.4     1,861,676
Aetna Vest Estate Protector          13.391      14.063            5.02%                    290.5         4,085
Aetna Vest Estate Protector II       10.470      10.244           (2.16%)     (2)         5,034.4        51,571
----------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP:
Aetna Vest                           44.936      50.962           13.41%              1,299,467.8    66,222,877
Aetna Vest II                        25.085      28.434           13.35%                793,662.0    22,566,909
Aetna Vest Plus                      21.075      23.889           13.35%              2,078,634.2    49,657,181
Aetna Vest Estate Protector          15.037      17.070           13.52%                114,615.8     1,956,460
Aetna Vest Estate Protector II       10.767      10.966            1.85%      (1)        75,394.9       826,779
Corporate Specialty Market           19.039      21.581           13.35%                717,978.2    15,494,720
NYSUT Individual Life                13.251      13.623            2.81%      (4)           443.4         6,040
----------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP:
Aetna Vest                           13.081      17.044           30.30%                 59,247.4     1,009,797
Aetna Vest II                        13.081      17.044           30.30%                 16,362.9       278,884
Aetna Vest Plus                      13.081      17.044           30.30%                322,679.7     5,499,673
Aetna Vest Estate Protector          13.102      17.096           30.48%                 69,615.6     1,190,179
Aetna Vest Estate Protector II       10.794      12.397           14.85%      (1)        78,843.7       977,436
Corporate Specialty Market           13.081      17.044           30.30%                255,439.6     4,353,649
NYSUT Individual Life                14.077      15.850           12.60%      (4)         2,271.9        36,009
----------------------------------------------------------------------------------------------------------------
Aetna Legacy VP:
Aetna Vest                           12.479      13.378            7.20%      (7)           556.2         7,442
Aetna Vest II                        12.604      13.345            5.88%                    925.7        12,353
Aetna Vest Plus                      12.604      13.345            5.88%                 61,022.7       814,343
Aetna Vest Estate Protector          12.638      13.400            6.03%                  2,909.9        38,994
Aetna Vest Estate Protector II       10.310      10.379            0.67%      (2)        12,964.6       134,563
NYSUT Individual Life                10.310      11.902           15.44%      (2)            18.3           218
----------------------------------------------------------------------------------------------------------------

Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998 (continued):


-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Value
                                                                   Per Unit     Increase (Decrease)         Units
                                                                    -------        in Value of            Outstanding     Reserves
                                                            Beginning     End of   Accumulation             at End         at End
                                                             of Year       Year        Unit                 of Year        of Year
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP:
Aetna Vest                                                  $  17.310   $  18.074       4.41%               118,796.8   $ 2,147,105
Aetna Vest II                                                  12.653      13.211       4.41%                42,027.0       555,225
Aetna Vest Plus                                                11.892      12.416       4.41%             1,069,947.5    13,284,681
Aetna Vest Estate Protector                                    10.807      11.301       4.57%                57,290.6       647,417
Aetna Vest Estate Protector II                                 10.045      10.413       3.66%     (1)       276,653.4     2,880,793
Corporate Specialty Market                                     11.377      11.878       4.40%             1,436,476.9    17,063,155
NYSUT Individual Life                                          10.603      10.849       2.32%     (4)         8,023.2        87,045
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP:
Corporate Specialty Market                                     11.484      10.085     (12.18%)    (2)        97,904.2       987,401
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP:
Corporate Specialty Market                                      9.567      12.266      28.21%     (6)         4,557.2        55,900
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:
Aetna Vest                                                     13.788      15.238      10.52%                16,969.9       258,580
Aetna Vest II                                                  13.788      15.238      10.52%                14,601.3       222,487
Aetna Vest Plus                                                13.788      15.238      10.52%               670,325.9    10,214,130
Aetna Vest Estate Protector                                    13.824      15.301      10.68%               106,752.9     1,633,394
Aetna Vest Estate Protector II                                 10.851      10.733      (1.09%)    (2)        43,643.7       468,407
Corporate Specialty Market                                     15.869      17.538      10.52%             1,364,494.0    23,930,267
NYSUT Individual Life                                          12.924      13.031       0.83%     (4)           252.3         3,288
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Corporate Specialty Market                                     13.759      19.002      38.11%             1,014,192.3    19,271,725
-----------------------------------------------------------------------------------------------------------------------------------
High Income Portfolio:
Corporate Specialty Market                                     10.575       9.588      (9.33%)    (3)        24,649.9       236,353
-----------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:
Corporate Specialty Market                                     12.415      13.859      11.63%               224,748.4     3,114,830
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:
Corporate Specialty Market                                     14.361      16.358      13.91%               191,384.9     3,130,614
-----------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:
Aetna Vest                                                     14.166      18.229      28.68%                45,254.8       824,956
Aetna Vest II                                                  14.166      18.229      28.68%                17,282.1       315,037
Aetna Vest Plus                                                14.166      18.229      28.68%               582,925.1    10,626,213
Aetna Vest Estate Protector                                    14.203      18.305      28.88%                73,829.1     1,351,411
Aetna Vest Estate Protector II                                 10.825      12.417      14.71%     (1)        55,697.8       691,620
Corporate Specialty Market                                     15.236      19.607      28.69%             1,255,443.5    24,615,341
NYSUT Individual Life                                          13.744      15.355      11.72%     (4)           350.9         5,387
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:
Aetna Vest                                                     18.017      23.949      32.92%                49,127.2     1,176,559
Aetna Vest II                                                  18.017      23.949      32.92%                35,013.7       838,551
Aetna Vest Plus                                                18.017      23.949      32.92%               525,450.3    12,584,179
Aetna Vest Estate Protector                                    10.944      14.569      33.12%                77,832.2     1,133,931
Aetna Vest Estate Protector II                                 10.705      12.855      20.08%     (3)        29,088.0       373,931
Corporate Specialty Market                                     13.519      17.969      32.92%               407,461.9     7,321,785
NYSUT Individual Life                                          10.705      15.506      44.85%     (3)             4.0            63
-----------------------------------------------------------------------------------------------------------------------------------


Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998 (continued):


-------------------------------------------------------------------------------------------------------------------
                                                Value
                                               Per Unit          Increase (Decrease)         Units
                                               --------               in Value of          Outstanding     Reserves
                                        Beginning     End of         Accumulation            at End         at End
                                         of Year       Year              Unit                of Year        of Year
                                       ----------- ------------ --------------------     ------------- -------------
Balanced Portfolio:
Aetna Vest                              $  16.883   $  22.446           32.95%               12,438.1   $   279,181
Aetna Vest II                              17.015      22.621           32.95%                6,532.6       147,773
Aetna Vest Plus                            16.875      22.435           32.95%              385,905.8     8,657,958
Aetna Vest Estate Protector                13.440      17.895           33.15%               35,860.6       641,715
Aetna Vest Estate Protector II             10.519      12.622           19.99%      (2)      51,710.9       652,707
Corporate Specialty Market                 14.799      19.675           32.95%              561,147.2    11,040,492
NYSUT Individual Life                      13.283      15.198           14.42%      (4)          16.5           250
--------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Aetna Vest                                 18.105      24.316           34.31%               35,825.5       871,140
Aetna Vest II                              18.088      24.294           34.31%               60,612.1     1,472,515
Aetna Vest Plus                            18.063      24.260           34.31%              556,030.4    13,489,166
Aetna Vest Estate Protector                13.214      17.775           34.52%               72,533.7     1,289,254
Aetna Vest Estate Protector II             10.474      12.564           19.95%      (3)      51,852.8       651,475
Corporate Specialty Market                 14.865      19.965           34.31%              281,900.4     5,628,055
NYSUT Individual Life                      10.474      15.384           46.88%      (3)          41.5           639
--------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:
Aetna Vest                                 19.790      25.260           27.64%              111,720.0     2,822,005
Aetna Vest II                              19.795      25.267           27.64%               49,640.2     1,254,234
Aetna Vest Plus                            19.770      25.235           27.64%              772,265.6    19,488,204
Aetna Vest Estate Protector                14.305      18.286           27.83%               92,116.0     1,684,451
Aetna Vest Estate Protector II             11.034      12.017            8.91%      (1)      56,926.9       684,105
Corporate Specialty Market                 16.277      20.776           27.64%              847,989.7    17,618,234
NYSUT Individual Life                      14.268      14.465            1.38%      (4)         272.2         3,937
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
Global Securities Fund:
Aetna Vest                                 10.531      10.828            2.82%      (2)         724.6         7,846
Aetna Vest Plus                            10.717      10.828            1.04%      (2)      21,426.9       232,014
Aetna Vest Estate Protector                10.759      10.842            0.77%      (3)       1,644.5        17,830
Aetna Vest Estate Protector II             10.892      11.082            1.74%      (2)       5,356.6        59,362
Corporate Specialty Market                  9.178      10.550           14.95%      (6)       7,125.3        75,171
--------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund:
Aetna Vest                                 10.117      10.027           (0.89%)     (4)       1,044.9        10,477
Aetna Vest Plus                            10.071      10.027           (0.44%)     (1)      45,400.4       455,225
Aetna Vest Estate Protector                10.112      10.040           (0.71%)     (3)         310.5         3,118
Aetna Vest Estate Protector II             10.083      10.036           (0.47%)     (2)      24,167.5       242,542
NYSUT Individual Life                      10.083      10.040           (0.43%)     (2)          10.9           110
--------------------------------------------------------------------------------------------------------------------
Portfolio Partners, Inc. (PPI):
PPI MFS Emerging Equities Portfolio:
Aetna Vest                                 17.357      22.283           28.38%               66,915.3     1,491,046
Aetna Vest II                              17.359      22.285           28.38%               25,989.8       579,174
Aetna Vest Plus                            17.349      22.273           28.38%              630,942.7    14,052,694
Aetna Vest Estate Protector                10.810      13.899           28.58%              121,028.5     1,682,153
Aetna Vest Estate Protector II             10.616      11.576            9.04%      (3)      22,597.4       261,585
Corporate Specialty Market                 14.275      18.326           28.38%              691,165.5    12,666,345
NYSUT Individual Life                      10.616      14.396           35.61%      (3)           8.7           125
--------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:
Aetna Vest                                 12.042      14.665           21.78%               60,057.0       880,720
Aetna Vest II                              12.096      14.730           21.78%               22,158.9       326,410
Aetna Vest Plus                            11.931      14.529           21.78%              461,604.4     6,706,855
Aetna Vest Estate Protector                 9.152      11.161           21.95%               32,093.6       358,210
Aetna Vest Estate Protector II             10.650      11.518            8.15%      (3)      30,342.2       349,483
Corporate Specialty Market                 10.912      13.288           21.77%              234,278.4     3,113,170
NYSUT Individual Life                      11.944      12.394            3.77%      (4)           9.8           122
--------------------------------------------------------------------------------------------------------------------

Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998 (continued):


-------------------------------------------------------------------------------------------------------------------------
                                                       Value
                                                      Per Unit          Increase (Decrease)         Units
                                                      --------               in Value of          Outstanding    Reserves
                                               Beginning     End of         Accumulation            at End       at End
                                                of Year       Year              Unit               of Year       of Year
-------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:
Aetna Vest                                     $  10.779   $  11.408            5.84%      (2)          89.2   $    1,018
Aetna Vest II                                     10.910      11.408            4.56%      (2)          82.4          940
Aetna Vest Plus                                   10.757      11.408            6.05%      (2)      45,259.8      516,312
Aetna Vest Estate Protector                       10.562      11.422            8.14%      (2)       1,479.4       16,898
Aetna Vest Estate Protector II                    11.017      11.699            6.19%      (2)      23,082.2      270,039
NYSUT Individual Life                             10.870      11.422            5.08%      (5)          18.9          216
-------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
Aetna Vest                                        15.692      18.503           17.91%              112,140.9    2,074,918
Aetna Vest II                                     15.596      18.389           17.91%               33,578.6      617,467
Aetna Vest Plus                                   15.509      18.286           17.91%              492,196.5    9,000,421
Aetna Vest Estate Protector                       11.777      13.907           18.09%               33,167.3      461,260
Aetna Vest Estate Protector II                    11.304      11.198           (0.94%)     (3)       6,453.1       72,263
Corporate Specialty Market                        12.995      15.323           17.91%              289,540.0    4,436,481
-------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:
Aetna Vest                                        10.689      11.539            7.95%      (2)       9,432.4      108,839
Aetna Vest II                                     11.000      11.539            4.90%      (5)          56.9          656
Aetna Vest Plus                                   10.422      11.539           10.72%      (1)      72,473.9      836,267
Aetna Vest Estate Protector                       10.452      11.553           10.53%      (3)      15,572.9      179,921
Aetna Vest Estate Protector II                    10.805      11.839            9.57%      (2)      19,467.9      230,474
NYSUT Individual Life                             10.805      11.553            6.92%      (2)          17.6          203
-------------------------------------------------------------------------------------------------------------------------

Notes to Condensed Financial Information:


(1) - Reflects less than a full year of performance activity. Funds were first received in this option during March 1998.

(2) - Reflects less than a full year of performance activity. Funds were first received in this option during April 1998.

(3) - Reflects less than a full year of performance activity. Funds were first received in this option during May 1998.

(4) - Reflects less than a full year of performance activity. Funds were first received in this option during June 1998.

(5) - Reflects less than a full year of performance activity. Funds were first received in this option during July 1998.

(6) - Reflects less than a full year of performance activity. Funds were first received in this option during September 1998.

(7) - Reflects less than a full year of performance activity. Funds were first received in this option during October 1998.

See Notes to Financial Statements

Variable Life Account B

Notes to Financial Statements -- December 31, 1998

1. Summary of Significant Accounting Policies

   Variable Life Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments
   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on December 31, 1998:

      Aetna Ascent V                                  Janus Aspen Series:
      Aetna Balanced VP                               o Aggressive Growth Portfolio
      Aetna Bond VP                                   o Balanced Portfolio
      Aetna Crossroads VP                             o Growth Portfolio
      Aetna Growth and Income VP                      o Worldwide Growth Portfolio
      Aetna Index Plus Large Cap VP                   Oppenheimer Funds:
      Aetna Legacy VP                                 o Global Securities Fund
      Aetna Money Market VP                           o Growth & Income Fund
      Aetna Small Company VP                          o Strategic Bond Fund
      Aetna Value Opportunity VP                      Portfolio Partners, Inc. (PPI):
      Fidelity Investments Variable Insurance         o PPI MFS Emerging Equities Portfolio
      Products Fund:                                  o PPI MFS Research Growth Portfolio
      o Equity-Income Portfolio                       o PPI MFS Value Equity Portfolio
      o Growth Portfolio                              o PPI Scudder International Growth Portfolio
      o High Income Portfolio                         o PPI T. Rowe Price Growth Equity Portfolio
      o Overseas Portfolio
      Fidelity Investments Variable Insurance
      Products Fund II:
      o Asset Manager Portfolio
      o Contrafund Portfolio

   b. Other
   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes
   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.


2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment

Variable Life Account B
   income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) on investments in the Statements of Operations and Changes in Net Assets.


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1998 and 1997 aggregated $642,022,151 and $481,590,756 and $372,355,431 and $260,329,704,
   respectively.

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net
   Assets


-----------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                            Valuation       Proceeds      Cost of         Net
                                                                             Period          from        Investments    Realized
                                                            Dividends       Deductions       Sales          Sold       Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP: (1)                                     $    129,523        ($22,620)    $    393,522   $   353,120   $    40,402
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP: (2)                                      5,079,318        (289,232)       8,936,646     7,346,946     1,589,700
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP: (3)                                          1,751,860        (257,828)       6,762,101     6,468,168       293,933
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP: (4)                                       77,190         (14,622)         473,877       453,989        19,888
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP: (5)                            27,303,998      (1,392,329)      39,271,149    34,639,034     4,632,115
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP: (6)                            591,905         (73,086)       3,515,589     3,029,008       486,581
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP: (7)                                           44,001          (8,540)         377,983       360,207        17,776
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP: (8)                                    940,509        (288,392)     130,650,119   130,229,304       420,815
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP: (9)                                     8,723          (5,056)         362,699       395,417       (32,718)
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP: (10)                                  298            (130)          44,207        44,499          (292)
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                    1,381,671        (281,139)       8,873,609     7,588,754     1,284,855
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                           1,011,596        (128,591)       2,784,250     2,517,613       266,637
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
High Income Portfolio:                                              0          (1,531)          31,686        34,229        (2,543)
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                           141,761         (22,734)         562,478       539,506        22,972
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                      329,918         (29,778)       2,518,344     2,406,138       112,206
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                       1,313,979        (283,258)      12,306,538    10,124,110     2,182,428
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                        0        (142,378)      19,717,643    17,285,188     2,432,455
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                           709,668        (145,407)       5,250,108     3,955,227     1,294,881
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                           1,062,152        (162,916)       8,751,672     6,729,863     2,021,809
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
        Net Unrealized                                       Net
          Gain (Loss)                   Net          Increase (Decrease)             Net Assets
          -----------                 Change in          In Net Assets               ----------
  Beginning           End            Unrealized           from Unit           Beginning           End
   of Year          of Year         Gain (Loss)         Transactions           of Year          of Year
---------------------------------------------------------------------------------------------------------
   $27,927         ($53,438)         ($81,365)            $909,075
                                                                            $  1,802,553     $  2,777,568
---------------------------------------------------------------------------------------------------------
  1,971,257           (88,169)       (2,059,426)          5,433,280
                                                                              24,336,071       34,089,711
---------------------------------------------------------------------------------------------------------
    (12,114)          (21,056)           (8,942)          7,092,195
                                                                              21,104,804       29,976,022
---------------------------------------------------------------------------------------------------------
      5,069           (13,664)          (18,733)          1,281,854
                                                                                 710,292        2,055,869
---------------------------------------------------------------------------------------------------------
  6,207,999        (6,059,944)      (12,267,943)          6,076,102
                                                                             132,379,023      156,730,966
---------------------------------------------------------------------------------------------------------
    (23,927)        1,027,911         1,051,838           9,326,844
                                                                               1,961,545       13,345,627
---------------------------------------------------------------------------------------------------------
        618            (9,107)           (9,725)            314,262
                                                                                 650,139        1,007,913
---------------------------------------------------------------------------------------------------------
     70,857           267,256           196,399          15,075,889
                                                                              20,320,201       36,665,421
---------------------------------------------------------------------------------------------------------
          0           (23,492)          (23,492)          1,039,944
                                                                                       0          987,401
---------------------------------------------------------------------------------------------------------
          0            12,485            12,485              43,539
                                                                                       0           55,900
---------------------------------------------------------------------------------------------------------
  1,523,698         2,106,941           583,243          13,578,473
                                                                              20,183,450       36,730,553
---------------------------------------------------------------------------------------------------------
    380,110         3,937,336         3,557,226           7,444,713
                                                                               7,120,144       19,271,725
---------------------------------------------------------------------------------------------------------
          0           (22,754)          (22,754)            263,181
                                                                                       0          236,353
---------------------------------------------------------------------------------------------------------
     (8,270)          190,775           199,045             984,072
                                                                               1,789,714        3,114,830
---------------------------------------------------------------------------------------------------------
    281,699           266,952           (14,747)            198,288
                                                                               2,534,727        3,130,614
---------------------------------------------------------------------------------------------------------
  1,505,359         5,961,343         4,455,984          10,540,804
                                                                              20,220,028       38,429,965
---------------------------------------------------------------------------------------------------------
    844,868         3,818,015         2,973,147           5,763,410
                                                                              12,402,365       23,428,999
---------------------------------------------------------------------------------------------------------
    885,469         3,434,432         2,548,963           8,806,330
                                                                               8,205,641       21,420,076
---------------------------------------------------------------------------------------------------------
  1,360,430         3,730,121         2,369,691           6,131,508
                                                                              11,980,000       23,402,244
---------------------------------------------------------------------------------------------------------

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-----------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                Valuation     Proceeds        Cost of           Net
                                                                 Period         from        Investments      Realized
                                              Dividends        Deductions       Sales           Sold        Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                  $ 1,360,015       ($344,460)   $ 13,676,121   $ 10,222,511    $ 3,453,610
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
Global Securities Fund:                                0          (1,051)         10,993         12,018         (1,025)
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------
Growth & Income Fund:                                  0            (183)         65,110         66,180         (1,070)
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund:                                 104          (2,331)        315,681        319,744         (4,063)
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------
Portfolio Partners, Inc. (PPI):
PPI MFS Emerging Equities Portfolio:              68,284        (239,521)    100,307,103     97,276,639      3,030,464
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                 2,113         (88,033)     22,358,392     21,336,998      1,021,394
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:                      628          (2,334)        188,157        215,959        (27,802)
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:       27,896        (158,883)     92,935,246     90,246,159      2,689,087
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:         3,356          (4,215)        149,733        163,488        (13,755)
Policyholders' account values
-----------------------------------------------------------------------------------------------------------------------
Total Variable Life Account B                $43,340,466     ($4,390,578)   $481,590,756   $454,360,016    $27,230,740
=======================================================================================================================

(1) Effective May 1, 1998, Aetna Ascent Variable Portfolio's name changed to Aetna Ascent VP.

(2) Effective May 1, 1998, Aetna Investment Advisors Fund's name changed to Aetna Balanced Fund VP.

(3) Effective May 1, 1998, Aetna Income Shares' name changed to Aetna Bond Fund VP.

(4) Effective May 1, 1998, Aetna Crossroads Variable Portfolio's name changed to Aetna Crossroads VP.

(5) Effective May 1, 1998, Aetna Variable Fund's name changed to Aetna Growth and Income VP.

(6) Effective May 1, 1998, Aetna Variable Index Plus Portfolio's name changed to Aetna Index Plus Large Cap VP.

(7) Effective May 1, 1998, Aetna Legacy Variable Portfolio's name changed to Aetna Legacy VP.

(8) Effective May 1, 1998, Aetna Variable Encore Fund's name changed to Aetna Money Market VP.

(9) Effective May 1, 1998, Aetna Variable Small Company Portfolio's name changed to Aetna Small Company VP.

(10) Effective May 1, 1998, Aetna Variable Capital Appreciation Portfolio's name changed to Aetna Value Opportunity VP.

-------------------------------------------------------------------------------------------------------
       Net Unrealized                                      Net
        Gain (Loss)                    Net         Increase (Decrease)             Net Assets
        -----------                 Change in         In Net Assets                ----------
 Beginning            End          Unrealized           from Unit           Beginning           End
  of Year           of Year        Gain (Loss)        Transactions           of Year          of Year
-------------------------------------------------------------------------------------------------------
$ 1,817,349      $ 5,492,542      $ 3,675,193         $ 11,107,525
                                                                          $ 24,303,287     $ 43,555,170
-------------------------------------------------------------------------------------------------------
          0           19,272           19,272              299,856
                                                                                     0          317,052
-------------------------------------------------------------------------------------------------------
          0           11,048           11,048               65,376
                                                                                     0           75,171
-------------------------------------------------------------------------------------------------------
          0           16,740           16,740              701,022
                                                                                     0          711,472
-------------------------------------------------------------------------------------------------------
     42,515        3,702,269        3,659,754            5,152,269
                                                                            19,061,872       30,733,122
-------------------------------------------------------------------------------------------------------
    (86,245)         974,898        1,061,143            2,590,172
                                                                             7,148,181       11,734,970
-------------------------------------------------------------------------------------------------------
          0           82,622           82,622              752,309
                                                                                     0          805,423
-------------------------------------------------------------------------------------------------------
    192,560          698,227          505,667             (712,067)
                                                                            14,311,110       16,662,810
-------------------------------------------------------------------------------------------------------
          0          149,693          149,693            1,221,281
                                                                                     0        1,356,360
-------------------------------------------------------------------------------------------------------
$16,987,228      $29,609,254      $12,622,026         $121,481,506        $352,525,147     $552,809,307
=======================================================================================================

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-----------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                            Valuation      Proceeds       Cost of          Net
                                                                             Period          from       Investments     Realized
                                                            Dividends      Deductions        Sales          Sold       Gain (Loss)
                                                             ------------------------------------------- ------------- ------------
Aetna Variable Fund:                                       $26,573,304    ($1,085,553)     $11,219,896    $ 7,857,508   $3,362,388
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Income Shares:                                         1,087,150       (148,230)       2,358,910      2,406,924      (48,014)
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Variable Encore Fund:                                    372,968       (144,720)      74,201,538     73,731,940      469,598
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.:                        2,876,287       (185,443)       1,960,106      1,561,449      398,657
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:                               112,004        (11,360)       1,279,898      1,184,906       94,992
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads Variable Portfolio:                            45,840         (3,290)         198,099        193,283        4,816
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy Variable Portfolio:                                38,169         (3,596)         225,894        207,391       18,503
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Variable Index Plus Portfolio:                            77,848         (4,920)         143,972        131,418       12,554
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio: (1)             576,583       (128,523)      53,957,227     53,285,312      671,915
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation Fund: (2)             132,455        (57,820)      15,197,338     15,512,673     (315,335)
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:                                     1,485,715       (163,582)      14,420,981     11,843,310    2,577,671
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                                              192,233        (54,856)       6,814,876      5,870,796      944,080
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:                                             46,706         (8,253)         359,668        322,274       37,394
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:                                       175,953        (18,257)         244,742        220,690       24,052
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:                                          235,708       (110,146)       4,519,164      3,602,586      916,577
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:                                         0        (95,697)      18,445,996     17,632,824      813,172
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:                                            192,757        (52,872)       1,238,408      1,021,789      216,619
PolicyHolders' account values
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
     Net Unrealized                                      Net
       Gain (Loss)                   Net         Increase (Decrease)              Net Assets
       -----------                Change in         In Net Assets                 ----------
 Beginning           End          Unrealized           from Unit           Beginning           End
  of Year          of Year        Gain (Loss)        Transactions           of Year          of Year
-----------------------------------------------------------------------------------------------------
$7,294,643       $6,207,999     ($1,086,644)         $11,743,902
                                                                        $92,871,626      $132,379,023
-----------------------------------------------------------------------------------------------------
  (190,180)        (12,114)        178,066             6,856,045
                                                                         13,179,787        21,104,804
-----------------------------------------------------------------------------------------------------
   106,394          70,857         (35,537)           10,565,707
                                                                          9,092,185        20,320,201
-----------------------------------------------------------------------------------------------------
 1,383,931       1,971,257         587,326             4,867,703
                                                                         15,791,541        24,336,071
-----------------------------------------------------------------------------------------------------
    15,645          27,927          12,282             1,049,257
                                                                            545,378         1,802,553
-----------------------------------------------------------------------------------------------------
      (191)          5,069           5,260               533,974
                                                                            123,692           710,292
-----------------------------------------------------------------------------------------------------
        20             618             598               582,502
                                                                             13,963           650,139
-----------------------------------------------------------------------------------------------------
         0         (23,927)        (23,927)            1,899,990
                                                                                  0         1,961,545
-----------------------------------------------------------------------------------------------------
   172,057               0        (172,057)          (14,034,001)
                                                                         13,086,083                 0
-----------------------------------------------------------------------------------------------------
  (146,911)              0         146,911            (6,388,736)
                                                                          6,482,525                 0
-----------------------------------------------------------------------------------------------------

 1,096,283       1,523,698         427,415             2,546,018
                                                                         13,310,213        20,183,450
-----------------------------------------------------------------------------------------------------
   294,867         380,110          85,243               900,915
                                                                          5,052,529         7,120,144
-----------------------------------------------------------------------------------------------------
    37,941          (8,270)        (46,211)            1,227,751
                                                                            532,327         1,789,714
-----------------------------------------------------------------------------------------------------
   134,978         281,699         146,721               796,072
                                                                          1,410,186         2,534,727
-----------------------------------------------------------------------------------------------------
   730,883       1,505,359         774,476            11,491,722
                                                                          6,911,690        20,220,028
-----------------------------------------------------------------------------------------------------
   249,074         844,868         595,794             1,426,169
                                                                          9,662,927        12,402,365
-----------------------------------------------------------------------------------------------------
   243,163         885,469         642,306             3,632,486
                                                                          3,574,345         8,205,641
-----------------------------------------------------------------------------------------------------

Variable Life Account B
Notes to Financial Statements -- December 31, 1998 (continued):
5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


-------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                               Valuation        Proceeds        Cost of           Net
                                                                Period            from        Investments       Realized
                                               Dividends      Deductions         Sales            Sold        Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:                            $   309,334         ($90,076)   $  3,312,122    $  2,585,617     $   726,505
PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------
Short-Term Bond Portfolio: (3)                   101,542          (32,381)      9,071,413       8,891,967         179,446
PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:                      325,821         (167,065)      7,022,675       5,257,711       1,764,964
PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------
Portfolio Partners, Inc.:
PPI MFS Emerging Equities Portfolio:                   0          (17,086)      9,834,242       9,998,952        (164,710)
PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:                     0           (6,128)      1,889,839       1,891,124          (1,285)
PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:            0          (12,927)      1,858,258       1,827,173          31,085
PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------
Scudder Variable Life Investment Fund --
International Portfolio: (4)                     264,246         (110,422)     20,554,442      18,819,109       1,735,333
PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------
Total Variable Life Account B                $35,222,623      ($2,713,203)   $260,329,704    $245,858,726     $14,470,978
=========================================================================================================================

(1) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Emerging Equity Portfolio.

(2) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Research Growth Portfolio.

(3) Effective November 28, 1997, assets from this fund were transferred into the Aetna Variable Encore Fund.

(4) Effective November 28, 1997, assets from this fund were transferred into the PPI Scuddder International Growth Portfolio.

----------------------------------------------------------------------------------------------------------
        Net Unrealized                                       Net
         Gain (Loss)                    Net          Increase (Decrease)              Net Assets
         -----------                 Change in          In Net Assets                 ----------
  Beginning           End            Unrealized           from Unit           Beginning            End
   of Year          of Year         Gain (Loss)         Transactions           of Year           of Year
----------------------------------------------------------------------------------------------------------
  $566,478        $ 1,360,430      $    793,952        $   3,065,638
                                                                            $  7,174,647      $ 11,980,000
----------------------------------------------------------------------------------------------------------
     26,773                 0           (26,773)          (4,049,682)
                                                                               3,827,848                 0
----------------------------------------------------------------------------------------------------------
    872,277         1,817,349           945,072           11,519,359
                                                                               9,915,136        24,303,287
----------------------------------------------------------------------------------------------------------
          0            42,515            42,515           19,201,153
                                                                                       0        19,061,872
----------------------------------------------------------------------------------------------------------
          0           (86,245)          (86,245)           7,241,839
                                                                                       0         7,148,181
----------------------------------------------------------------------------------------------------------
          0           192,560           192,560           14,100,392
                                                                                       0        14,311,110
----------------------------------------------------------------------------------------------------------
  1,244,544                 0        (1,244,544)         (11,259,868)
                                                                              10,615,255                 0
----------------------------------------------------------------------------------------------------------
$14,132,669       $16,987,228      $  2,854,559        $  79,516,307        $223,173,883      $352,525,147
==========================================================================================================

                         Independent Auditors' Report



The Board of Directors of Aetna Life Insurance and Annuity Company and
 Contract Owners of Variable Life Account B:


We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1998, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1998, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998, in conformity with generally accepted accounting principles.



                                                KPMG LLP


Hartford, Connecticut
February 26, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                  Index to Consolidated Financial Statements

                                                                                   Page
                                                                                   ---
Independent Auditors' Report                                                       F-2


Consolidated Financial Statements:

   Consolidated Statements of Income for the Years Ended December 31, 1998,
    1997 and 1996                                                                  F-3

   Consolidated Balance Sheets as of December 31, 1998 and 1997                    F-4

   Consolidated Statements of Changes in Shareholder's Equity For the Years
    Ended December 31, 1998, 1997 and 1996                                         F-5

   Consolidated Statements of Cash Flows for the Years Ended December 31, 1998,
    1997 and 1996                                                                  F-6

   Notes to Consolidated Financial Statements                                      F-7

                         Independent Auditors' Report



The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:


We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                              /s/ KPMG LLP


Hartford, Connecticut
February 3, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                       Consolidated Statements of Income
                                   (millions)


                                                                Years Ended December 31,
                                                         --------------------------------------
                                                           1998           1997           1996
                                                         --------       --------       --------
Revenue:
 Premiums                                                $   79.4       $   69.1       $   84.9
 Charges assessed against policyholders                     324.3          262.0          197.0
 Net investment income                                      877.6          878.8          852.6
 Net realized capital gains                                  10.4           29.7           17.0
 Other income                                                29.6           38.3           43.6
                                                         --------       --------       --------
  Total revenue                                           1,321.3        1,277.9        1,195.1
                                                         --------       --------       --------
Benefits and expenses:
 Current and future benefits                                714.4          720.4          728.3
 Operating expenses                                         313.2          286.5          275.8
 Amortization of deferred policy acquisition costs          106.7           82.8           28.0
 Severance and facilities charges                              --             --           47.1
                                                         --------       --------       --------
  Total benefits and expenses                             1,134.3        1,089.7        1,079.2
                                                         --------       --------       --------
Income from continuing operations before
  income taxes                                              187.0          188.2          115.9
Income taxes                                                 47.4           50.7           30.7
                                                         --------       --------       --------
Income from continuing operations                           139.6          137.5           85.2
Discontinued Operations, net of tax
 Income from operations                                      61.8           67.8           55.9
 Gain on sale                                                59.0             --             --
                                                         --------       --------       --------
Net income                                               $  260.4       $  205.3       $  141.1
                                                         ========       ========       ========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                          Consolidated Balance Sheets
                         (millions, except share data)

                                                                    December 31,    December 31,
                                                                        1998            1997
                                                                    ------------    ------------
                             Assets
Investments:
 Debt securities available for sale, at fair value,
  (amortized cost: $11,570.3 and $12,912.2)                         $  12,067.2     $  13,463.8
 Equity securities, at fair value,
  Nonredeemable preferred stock (cost: $202.6 and $131.7)                 203.3           147.6
  Investment in affiliated mutual funds (cost: $96.8 and$78.1)            100.1            83.0
  Common stock (cost: $1.0 and $0.2)                                        2.0              .6
 Short-term investments                                                    47.9            95.6
 Mortgage loans                                                            12.7            12.8
 Policy loans                                                             292.2           469.6
                                                                    -----------     -----------
    Total investments                                                  12,725.4        14,273.0
Cash and cash equivalents                                                 608.4           565.4
Short-term investments under securities loan agreement                    277.3              --
Accrued investment income                                                 151.6           163.0
Premiums due and other receivables                                         46.7            51.9
Reinsurance recoverable                                                 2,959.8            11.8
Deferred policy acquisition costs                                         864.0         1,654.6
Reinsurance loan to affiliate                                                --           397.2
Deferred tax asset                                                        120.6              --
Other assets                                                               66.6            46.8
Separate accounts assets                                               29,458.4        22,982.7
                                                                    -----------     -----------
    Total assets                                                    $  47,278.8     $  40,146.4
                                                                    ===========     ===========
                   Liabilities and Shareholder's Equity
Liabilities:
 Future policy benefits                                             $   3,815.9     $   3,763.7
 Unpaid claims and claim expenses                                          18.8            38.0
 Policyholders' funds left with the Company                            11,305.6        11,143.5
                                                                    -----------     -----------
    Total insurance reserve liabilities                                15,140.3        14,945.2
 Payables under securities loan agreement                                 277.3              --
 Other liabilities                                                        793.2           312.8
 Income taxes:
  Current                                                                 279.8            12.4
  Deferred                                                                   --            72.0
 Separate accounts liabilities                                         29,430.2        22,970.0
                                                                    -----------     -----------
    Total liabilities                                                  45,920.8        38,312.4
                                                                    -----------     -----------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized;
  55,000 shares issued and outstanding)                                     2.8             2.8
 Paid-in capital                                                          427.3           418.0
 Accumulated other comprehensive income                                   104.8            92.9
 Retained earnings                                                        823.1         1,320.3
                                                                    -----------     -----------
    Total shareholder's equity                                          1,358.0         1,834.0
                                                                    -----------     -----------
     Total liabilities and shareholder's equity                     $  47,278.8     $  40,146.4
                                                                    ===========     ===========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                             Years Ended December 31,
                                                   ---------------------------------------------
                                                        1998            1997            1996
                                                    ----------      ----------      ----------
Shareholder's equity, beginning of year             $  1,834.0      $  1,609.5      $  1,583.0

Comprehensive income
 Net income                                              260.4           205.3           141.1
 Other comprehensive income (loss), net of tax:
   Unrealized gains (losses) on securities
   ($18.2 million, $49.9 million and
   $(110.6) million, pretax, respectively)                11.9            32.4           (72.0)
                                                    ----------      ----------      ----------
Total comprehensive income                               272.3           237.7            69.1
                                                    ----------      ----------      ----------

Capital contributions                                      9.3              --            10.4

Other changes                                              1.4             4.1           (49.5)

Common stock dividends                                  (759.0)          (17.3)           (3.5)
                                                    ----------      ----------      ----------

Shareholder's equity, end of year                   $  1,358.0      $  1,834.0      $  1,609.5
                                                    ==========      ==========      ==========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                     Consolidated Statements of Cash Flows
                                   (millions)

                                                                                    Years Ended December 31,
                                                                           ------------------------------------------
                                                                               1998            1997            1996
                                                                           ----------      ----------      ----------
Cash Flows from Operating Activities:
Net income                                                                 $    260.4      $    205.3      $    141.1
Adjustments to reconcile net income to net cash provided by
 (used for) operating activities:
 Net accretion of discount on investments                                       (29.5)          (66.4)          (68.0)
 Gain on sale of discontinued operations                                        (88.3)             --              --
                                                                           ----------      ----------      ----------
  Cash flows provided by operating activities and net realized capital
   gains before changes in assets and liabilities                               142.6           138.9            73.1
 Net realized capital gains                                                     (11.1)          (36.0)          (19.7)
                                                                           ----------      ----------      ----------
  Cash flows provided by operating activities before changes in assets
   and liabilities                                                              131.5           102.9            53.4
   Changes in assets and liabilities:
    Decrease (increase) in accrued investment income                             11.4            (4.0)           16.5
    (Increase) decrease in premiums due and other receivables                   (16.3)          (33.3)            1.6
    Decrease (increase) in policy loans                                         177.4           (70.3)          (60.7)
    Increase in deferred policy acquisition costs                              (117.3)         (139.3)         (174.0)
    Decrease in reinsurance loan to affiliate                                   397.2           231.1            27.2
    Net increase in universal life account balances                             122.9           157.1           146.6
    Decrease in other insurance reserve liabilities                             (41.8)         (120.3)         (114.9)
    Net (decrease) increase in other liabilities and other assets               (50.8)          (41.7)            3.1
    Increase (decrease) in income taxes                                         100.4           (31.4)          (26.7)
    Other, net                                                                     --              --             1.1
                                                                           ----------      ----------      ----------
    Net cash provided by (used for) operating activities                        714.6            50.8          (126.8)
                                                                           ----------      ----------      ----------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                          6,790.2         5,311.3         5,182.2
  Equity securities                                                             150.1           103.1           190.5
  Mortgage loans                                                                  0.3             0.2             8.7
  Life business                                                                 966.5              --              --
 Investment maturities and collections of:
  Debt securities available for sale                                          1,290.3         1,212.7           885.2
  Short-term investments                                                        129.9            89.3            35.0
 Cost of investment purchases in:
  Debt securities available for sale                                         (6,701.4)       (6,732.8)       (6,534.3)
  Equity securities                                                            (125.7)         (113.3)         (118.1)
  Other investments                                                          (2,725.9)             --              --
 Short-term investments                                                         (81.9)         (149.9)          (54.7)
 Other, net                                                                        --              --           (17.6)
                                                                           ----------      ----------      ----------
    Net cash used for investing activities                                     (307.6)         (279.4)         (423.1)
                                                                           ----------      ----------      ----------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts                      1,571.1         1,621.2         1,579.5
 Withdrawals of investment contracts                                         (1,393.1)       (1,256.3)       (1,146.2)
 Capital contribution to Separate Account                                          --           (25.0)             --
 Return of capital from Separate Account                                          1.7            12.3              --
 Capital contribution from HOLDCO                                                 9.3              --            10.4
 Dividends paid to shareholder                                                 (553.0)          (17.3)           (3.5)
                                                                           ----------      ----------      ----------
    Net cash (used for) provided by financing activities                       (364.0)          334.9           440.2
                                                                           ----------      ----------      ----------
Net increase (decrease) in cash and cash equivalents                             43.0           106.3          (109.7)
Cash and cash equivalents, beginning of year                                    565.4           459.1           568.8
                                                                           ----------      ----------      ----------
Cash and cash equivalents, end of year                                     $    608.4      $    565.4      $    459.1
                                                                           ==========      ==========      ==========
Supplemental cash flow information:
 Income taxes paid, net                                                    $     48.4      $    119.6      $     85.5
                                                                           ==========      ==========      ==========

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements


1. Summary of Significant Accounting Policies

   Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services in the United States. Prior to the sale of the domestic individual life insurance business on October 1, 1998, the Company had two business segments: financial services and individual life insurance. On October 1, 1998, the Company sold its domestic individual life insurance operations to Lincoln National Corporation ("Lincoln") and accordingly they are now classified as Discontinued Operations. (Refer to note 2)

   Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.

   Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.


   Basis of Presentation
   ---------------------

   The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc. ("ARS"), whose ultimate parent is Aetna Inc. ("Aetna").

   The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1997 and 1996 financial information to conform to the 1998 presentation.


   New Accounting Standards
   ------------------------

   Disclosures about Segments of an Enterprise and Related Information

   As of December 31, 1998, the Company adopted Financial Accounting Standard ("FAS") No. 131, Disclosures about Segments of an Enterprise and Related Information. This statement establishes standards for the reporting of information relating to operating segments. This statement supersedes FAS No. 14, Financial Reporting for Segments of a Business Enterprise, which requires reporting segment information by industry and geographic area (industry approach). Under FAS No. 131, operating segments are defined as components of a company for which separate financial information is available and is used by management to allocate resources and assess performance (management approach). The adoption of this statement did not change the composition or the results of operations of any of the operating segments of the Company, which are consistent with the management approach.

   Accounting for the Costs of Computer Software Developed and Obtained for Internal Use

   On January 1, 1998, the Company adopted Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants ("AICPA"). This statement requires that certain costs incurred in developing internal use computer software (in process at, and subsequent to the adoption date) be capitalized, and provides guidance for determining whether computer software is considered to be for internal use. The Company amortizes these costs over a period of 3 to 5 years. Previously, the Company expensed the cost of internal-use computer software as incurred. The adoption of this statement resulted in a net after-tax increase to the results of operations of $6.5 million for the year ended December 31, 1998.

   Accounting for Transfers and Servicing of Financial Assets and
   Extinguishments of Liabilities

   In June 1996, the Financial Accounting Standards Board ("FASB") issued FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, that provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. FAS No. 125 was effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending were not effective until January 1, 1998. The adoption of those provisions effective in 1998 did not have a material effect on the Company's financial position or results of operations.

   Future Application of Accounting Standards
   ------------------------------------------

   Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk

   In October 1998, the AICPA issued SOP 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, which provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. This statement is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of the adoption of this statement and the potential effect on its financial position and results of operations.

   Accounting for Derivative Instruments and Hedging Activities

   In June 1998, the FASB issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This standard requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. This standard is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of adoption of this statement and the potential effect on its financial position and results of operations.

   Accounting by Insurance and Other Enterprises for Insurance-Related
   Assessments

   In December 1997, the AICPA issued SOP 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance-related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

   Use of Estimates
   ----------------

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

   Cash and Cash Equivalents
   -------------------------

   Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

   Investments
   -----------

   Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available-for-sale investments, other than amounts allocable to experience-rated contractholders, are reflected in shareholder's equity, net of related taxes.

   Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.

   The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

   At December 31, 1998 and 1997, the Company loaned securities (which are reflected as invested assets) with a fair value of approximately $277.3 million and $385.1 million, respectively.

   Purchases and sales of debt and equity securities are recorded on the trade date.

   The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

   Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

   Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

   The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to Note 4.)

   Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.

   Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.

   Deferred Policy Acquisition Costs
   ---------------------------------

   Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), such costs are amortized over expected premium-paying periods (up to 20 years). For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 50 years for universal life and up to 20 years for certain annuity contracts). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

   Insurance Reserve Liabilities
   -----------------------------

   Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Prior to the sale of the domestic individual life insurance business on October 1, 1998, (refer to note 2), reserves for universal life products were equal to cumulative deposits less withdrawals and charges plus credited interest thereon, plus (less) net realized capital gains (losses) (which were reflected through credited interest rates). These reserves also included unrealized capital gains (losses) related to FAS No. 115. As a result of the sale and transfer of assets supporting the business, reserves for universal life products will no longer include net realized capital gains (losses) and unrealized gains (losses) related to FAS No. 115 for the years ended December 31, 1998 and beyond.

   Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are for immediate annuities with life contingent-payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 1.50% to 11.25% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

   Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.

   Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.00% to 8.10% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

   Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

   Premiums, Charges Assessed Against Policyholders, Benefits and Expenses
   -----------------------------------------------------------------------

   For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

   Separate Accounts
   -----------------

   Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in some cases, to minimum guaranteed rates) in shares of mutual funds which are managed by an affiliate of the Company, or other selected mutual funds not managed by the Company.

   As of December 31, 1998, Separate Accounts assets are carried at fair value. At December 31, 1998, unrealized gains of $10.0 million, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. At December 31, 1997, Separate Account assets supporting the guaranteed interest option were carried at an amortized cost of $658.6 million (fair value $668.7 million). Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.00% to 8.10% in 1998 and 4.10% to 8.10% in 1997.

   Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

   Reinsurance
   -----------

   The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. The majority of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 1998 is related to the reinsurance recoverable from Lincoln arising from the sale of the domestic life insurance business. (Refer to Note 2)

   Income Taxes
   ------------

   The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2. Discontinued Operations-Individual Life Insurance

   On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Insurance reserves ceded as of December 31, 1998 were $2.9 billion. Deferred policy acquisition costs related to the life policies of $907.9 million were written off against the gain on the sale. Certain invested assets related to and supporting the life policies were sold to consummate the life sale, and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $58 million will be deferred and amortized over approximately 15 years (as profits in the book of business sold emerge). The remaining portion of the gain was recognized immediately in net income and was largely attributed to the sale of the domestic life insurance business for access to the agency sales force and brokerage distribution channel. The unamortized portion of the gain is presented in other liabilities on the Consolidated Balance Sheets.

   The operating results of the domestic individual life insurance business are presented as Discontinued Operations. All prior year income statement data has been restated to reflect the presentation as Discontinued Operations. Revenues for the individual life segment were $652.2 million, $620.4 million and $445.7 million for 1998, 1997 and 1996, respectively. Premiums ceded and reinsurance recoveries made in 1998 totaled $153.4 million and $57.7 million, respectively.

3. Investments

   Debt securities available for sale as of December 31, 1998 were as follows:


                                                                           Gross          Gross
                                                         Amortized      Unrealized     Unrealized         Fair
1998 (Millions)                                             Cost           Gains         Losses          Value
----------------------------------------------------------------------------------------------------------------
 U.S. government and government agencies
  and authorities                                       $    718.9       $  60.4        $  0.2        $    779.1

 States, municipalities and political subdivisions             0.3            --            --               0.3

 U.S. corporate securities:
   Utilities                                                 615.2          29.8           4.1             640.9
   Financial                                               2,259.2          94.6           5.6           2,348.2
   Transportation/capital goods                              580.8          33.0           1.1             612.7
   Health care/consumer products                           1,328.2          69.8           4.8           1,393.2
   Natural resources                                         254.5           6.9           2.3             259.1
   Other corporate securities                                261.7           5.8           7.4             260.1
----------------------------------------------------------------------------------------------------------------
  Total U.S. corporate securities                          5,299.6         239.9          25.3           5,514.2
----------------------------------------------------------------------------------------------------------------

 Foreign securities:
   Government, including political subdivisions              507.6          30.4          32.9             505.1
   Utilities                                                 147.0          32.4            --             179.4
   Other                                                     511.2          14.9           1.8             524.3
----------------------------------------------------------------------------------------------------------------
  Total foreign securities                                 1,165.8          77.7          34.7           1,208.8
----------------------------------------------------------------------------------------------------------------

 Residential mortgage-backed securities:
   Pass-throughs                                             671.9          38.4           2.9             707.4
   Collateralized mortgage obligations                     1,879.6         119.7          10.4           1,988.9
----------------------------------------------------------------------------------------------------------------
 Total residential mortgage-backed securities              2,551.5         158.1          13.3           2,696.3
----------------------------------------------------------------------------------------------------------------

 Commercial/Multifamily mortgage-backed
  securities                                               1,114.9          30.9           9.8           1,136.0

 Other asset-backed securities                               719.3          13.8           0.6             732.5
----------------------------------------------------------------------------------------------------------------

 Total debt securities                                  $ 11,570.3       $ 580.8        $ 83.9        $ 12,067.2
================================================================================================================

   Debt securities available for sale as of December 31, 1997 were as follows:



                                                                           Gross          Gross
                                                         Amortized      Unrealized     Unrealized         Fair
1997 (Millions)                                             Cost           Gains         Losses           Value
-----------------------------------------------------------------------------------------------------------------

 U.S. government and government agencies
  and authorities                                       $  1,219.7       $   74.0       $   0.1       $   1,293.6

 States, municipalities and political subdivisions             0.3             --            --               0.3

 U.S. corporate securities:
   Utilities                                                 521.3           23.5           0.9             543.9
   Financial                                               2,370.7           84.6           1.3           2,454.0
   Transportation & capital goods                            528.2           33.2           0.1             561.3
   Healthcare & consumer products                            728.5           27.0           2.6             752.9
   Natural resources                                         143.5            5.5            --             149.0
   Other corporate securities                                545.2           27.2           0.1             572.3
-----------------------------------------------------------------------------------------------------------------
  Total U.S. corporate securities                          4,837.4          201.0           5.0           5,033.4
-----------------------------------------------------------------------------------------------------------------

 Foreign securities:
   Government, including political subdivisions              612.5           36.7          23.6             625.6
   Utilities                                                 177.5           28.7            --             206.2
   Other                                                     857.9           27.7          42.8             842.8
-----------------------------------------------------------------------------------------------------------------
  Total foreign securities                                 1,647.9           93.1          66.4           1,674.6
-----------------------------------------------------------------------------------------------------------------

 Residential mortgage-backed securities:
   Pass-throughs                                             784.4           71.3           2.0             853.7
   Collateralized mortgage obligations                     2,280.5          137.4           2.0           2,415.9
-----------------------------------------------------------------------------------------------------------------
  Total residential mortgage-backed securities             3,064.9          208.7           4.0           3,269.6
-----------------------------------------------------------------------------------------------------------------

 Commercial/Multifamily mortgage-backed
  securities                                               1,127.8           34.0           0.4           1,161.4

 Other asset-backed securities                             1,014.2           17.1           0.4           1,030.9
-----------------------------------------------------------------------------------------------------------------

 Total debt securities                                  $ 12,912.2       $  627.9       $  76.3       $  13,463.8
=================================================================================================================

   At December 31, 1998 and 1997, net unrealized appreciation of $496.9 million and $551.6 million, respectively, on available-for-sale debt securities included $355.8 million and $429.3 million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.

   The amortized cost and fair value of debt securities for the year ended December 31, 1998 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                        Amortized          Fair
(Millions)                                Cost             Value
------------------------------------------------------------------
Due to mature:
One year or less                        $    553.5      $    554.6
After one year through five years          2,619.7         2,692.4
After five years through ten years         1,754.0         1,801.7
After ten years                            2,257.4         2,453.7
Mortgage-backed securities                 3,666.4         3,832.3
Other asset-backed securities                719.3           732.5
------------------------------------------------------------------
Total                                   $ 11,570.3      $ 12,067.2
==================================================================

   At December 31, 1998 and 1997, debt securities carried at $8.8 million and $8.2 million, respectively, were on deposit as required by regulatory authorities.

   The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1998.

   Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                        1998                            1997
                                             ------------------------        --------------------------
                                                 Fair       Amortized          Fair           Amortized
(Millions)                                      Value          Cost            Value            Cost
-------------------------------------------------------------------------------------------------------
 Total residential CMOs (1)                   $ 1,988.9      $ 1,879.6        $ 2,415.9       $ 2,280.5
=======================================================================================================
 Percentage of total:
  Supporting experience rated  products            81.7%                           81.6%
  Supporting remaining products                    18.3%                           18.4%
-------------------------------------------------------------------------------------------------------
                                                  100.0%                          100.0%
=======================================================================================================

(1) At December 31, 1998 and 1997, approximately 66% and 73%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

   There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1998 and 1997, approximately 2% and 4%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

   Investments in equity securities available for sale as of December 31 were as follows:

(Millions)                      1998          1997
---------------------------------------------------
Amortized Cost               $  300.4      $  210.0
Gross unrealized gains           13.1          21.3
Gross unrealized losses           8.1            .1
---------------------------------------------------
Fair Value                   $  305.4      $  231.2
===================================================


4. Financial Instruments

   Estimated Fair Value
   --------------------

   The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1998 and 1997 were as follows:

                                                1998                         1997
                                       ----------------------   ---------------------------
                                        Carrying        Fair        Carrying         Fair
(Millions)                                Value         Value         Value          Value
-------------------------------------------------------------------------------------------
 Assets:
  Mortgage loans                       $    12.7    $   12.3       $    12.8      $    12.4
 Liabilities:
  Investment contract liabilities:
   With a fixed maturity               $ 1,063.9    $  984.3       $ 1,030.3      $ 1,005.4
   Without a fixed maturity             10,241.7     9,686.2        10,113.2        9,587.5
-------------------------------------------------------------------------------------------

   Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

   The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

   Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

   Investment contract liabilities (included in Policyholders' funds left with the Company):

   With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

   Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

   Off-Balance-Sheet and Other Financial Instruments
   -------------------------------------------------

   Futures Contracts:

   Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively.

   Warrants:

   Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities as of December 31, 1998 were $1.5 million, respectively. The carrying values and estimated fair values as of December 31, 1997 were $.6 million, respectively.

   Debt Instruments with Derivative Characteristics:

   The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1998 was as follows:

                                                      Amortized          Fair
(Millions)                                               Cost           Value
-------------------------------------------------------------------------------
Residential collateralized mortgage obligations      $  1,879.6      $  1,988.9
 Principal-only strips (included above)                    20.2            24.0
 Interest-only strips (included above)                     17.3            18.0
Other structured securities with derivative
  characteristics (1)                                      87.3            80.6
-------------------------------------------------------------------------------

   (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.


5. Net Investment Income

   Sources of net investment income were as follows:

                                               1998          1997          1996
--------------------------------------------------------------------------------
 Debt securities                            $  798.8      $  814.6      $  805.3
 Nonredeemable preferred stock                  18.4          12.9           5.8
 Investment in affiliated mutual funds           6.6           3.8          10.8
 Mortgage loans                                  0.6           0.3           0.6
 Policy loans                                    7.2           5.7           6.4
 Reinsurance loan to affiliate                   2.3           5.5           9.3
 Cash equivalents                               44.6          38.8          27.1
 Other                                          16.7           9.5           1.8
--------------------------------------------------------------------------------
 Gross investment income                       895.2         891.1         867.1
 Less: investment expenses                     (17.6)        (12.3)        (14.5)
--------------------------------------------------------------------------------
 Net investment income                      $  877.6      $  878.8      $  852.6
================================================================================

   Net investment income includes amounts allocable to experience rated contractholders of $655.6 million, $673.8 million and $649.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest credited to contractholders is included in current and future benefits.

6. Dividend Restrictions and Shareholder's Equity

   The Company paid $553.0 million and $17.3 million in cash dividends to HOLDCO in 1998 and 1997, respectively. Additionally, at December 31, 1998, the Company accrued $206.0 million in dividends. Of the $759.0 million dividends paid and accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.

   In January 1999, the accrued dividends of $206.0 million were paid by the Company to HOLDCO. Further dividends to be paid by the Company to HOLDCO during 1999 will need to be approved by the Insurance Department of the State of Connecticut (the "Department") prior to payment.

   The Department recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $148.1 million, $80.5 million and $57.8 million for the years ended December 31, 1998, 1997 and 1996, respectively. Statutory capital and surplus was $773.0 million and $778.7 million as of December 31, 1998 and 1997, respectively.

   As of December 31, 1998, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.


7. Capital Gains and Losses on Investment Operations

   Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

   Net realized capital gains on investments were as follows:

 (Millions)                              1998        1997         1996
----------------------------------------------------------------------
 Debt securities                       $  7.4      $  21.1      $  9.5
 Equity securities                        3.0          8.6         7.5
----------------------------------------------------------------------
 Pretax realized capital gains         $ 10.4      $  29.7      $ 17.0
======================================================================
 After-tax realized capital gains      $  7.3      $  19.2      $ 11.1
======================================================================

   Net realized capital gains of $15.0 million, $83.7 million and $52.5 million for 1998, 1997 and 1996, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains were $118.6 million and $120.1 million at December 31, 1998 and 1997, respectively.

   Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:

(Millions)                                        1998         1997            1996
--------------------------------------------------------------------------------------
 Proceeds on sales                             $  6,790.2   $  5,311.3      $  5,182.2
 Gross gains                                         98.8         23.8            22.1
 Gross losses                                        91.4          2.7            12.6
--------------------------------------------------------------------------------------

   Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities, excluding those related to experience-rated contractholders) were as follows:



(Millions)                                          1998         1997          1996
--------------------------------------------------------------------------------------
 Debt securities                                  $  18.9      $  44.3       $ (100.1)
 Equity securities                                  (16.1)         5.6         ( 10.5)
 Other                                               15.4           --             --
--------------------------------------------------------------------------------------
   Subtotal                                          18.2         49.9         (110.6)
 Increase (decrease) in deferred income taxes
   (Refer to note 8)                                  6.3         17.5         ( 38.6)
--------------------------------------------------------------------------------------
 Net changes in accumulated other
   comprehensive income                           $  11.9      $  32.4       $  (72.0)
======================================================================================

   Net unrealized capital gains allocable to experience-rated contracts of $355.8 million at December 31, 1998 are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity. At December 31, 1997, net unrealized capital gains of $356.7 million and $72.6 million at December 31, 1997 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

   Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience-rated contractholders, at December 31:

(Millions)                                          1998          1997          1996
-------------------------------------------------------------------------------------
 Debt securities:
  Gross unrealized capital gains                 $  157.3      $  140.6      $  101.7
  Gross unrealized capital losses                   (16.2)        (18.4)        (23.8)
-------------------------------------------------------------------------------------
                                                    141.1         122.2          77.9
-------------------------------------------------------------------------------------
 Equity securities:
  Gross unrealized capital gains                     13.1          21.2          16.3
  Gross unrealized capital losses                    (8.1)         (0.1)         (0.8)
-------------------------------------------------------------------------------------
                                                      5.0          21.1          15.5
-------------------------------------------------------------------------------------
 Other:
  Gross unrealized capital gains                     17.1            --            --
  Gross unrealized capital losses                    (1.7)           --            --
-------------------------------------------------------------------------------------
                                                     15.4            --            --
-------------------------------------------------------------------------------------
 Deferred income taxes (Refer to note 8)             56.7          50.4          32.9
-------------------------------------------------------------------------------------
 Net accumulated other comprehensive income      $  104.8      $   92.9      $   60.5
=====================================================================================

Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience-rated contractholders) were as follows:



(Millions)                                             1998       1997      1996
-------------------------------------------------------------------------------------
 Unrealized holding gains (losses) arising
   during the year (1)                               $  38.3     $  98.8     $ (14.8)
 Less: reclassification adjustment for gains and
   other items included in net income (2)               26.4        66.4        57.2
-------------------------------------------------------------------------------------
  Net unrealized gains (losses) on securities        $  11.9     $  32.4     $ (72.0)
=====================================================================================

   (1) Pretax unrealized holding gains (losses) arising during the year were $58.8 million, $152.3 million and ($22.9) million for 1998, 1997 and 1996, respectively.

   (2) Pretax reclassification adjustments for gains and other items included in net income were $40.6 million, $102.4 million and $87.7 million for 1998, 1997 and 1996, respectively.

8. Income Taxes

   The Company is included in the consolidated federal income tax return, the combined returns of Connecticut and New York, and the Illinois unitary state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated federal income tax return.

   Income taxes from continuing operations consist of the following:

(Millions)                                 1998           1997           1996
-----------------------------------------------------------------------------------
 Current taxes (benefits):
  Federal                               $  246.4        $  28.7         $  30.0
  State                                      1.3            2.0             2.3
  Net realized capital gains                16.8           39.1            24.4
-----------------------------------------------------------------------------------
                                           264.5           69.8            56.7
-----------------------------------------------------------------------------------
 Deferred taxes (benefits):
  Federal                                 (203.2)           9.4            (7.6)
  Net realized capital (losses)           ( 13.9)         (28.5)          (18.4)
-----------------------------------------------------------------------------------
                                          (217.1)         (19.1)          (26.0)
-----------------------------------------------------------------------------------
   Total                                $   47.4        $  50.7         $  30.7
===================================================================================

   Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:

(Millions)                                         1998          1997        1996
-----------------------------------------------------------------------------------
 Income from continuing operations before
   income taxes                                  $ 187.0       $ 188.2     $ 115.9
 Tax rate                                             35%           35%         35%
-----------------------------------------------------------------------------------
 Application of the tax rate                        65.5          65.9        40.6
 Tax effect of:
  State income tax, net of federal benefit           0.9           1.3         1.5
  Excludable dividends                             (17.1)        (15.6)      (10.8)
  Other, net                                       ( 1.9)         (0.9)       (0.6)
-----------------------------------------------------------------------------------
   Income taxes                                  $  47.4       $  50.7     $  30.7
===================================================================================

   The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

(Millions)                                            1998          1997
-------------------------------------------------------------------------
 Deferred tax assets:
  Insurance reserves                               $  324.1      $  415.8
  Unrealized gains allocable to experience
   rated contracts                                    124.5         150.1
  Investment (gains) losses                            (0.3)          6.6
  Postretirement benefits other than pensions          26.0          26.3
  Deferred compensation                                38.6          31.2
  Restructuring charge                                  2.9           9.5
  Depreciation                                          1.7           3.9
  Sale of individual life                              48.9             -
  Other                                                16.0           8.8
-------------------------------------------------------------------------
 Total gross assets                                   582.4         652.2
-------------------------------------------------------------------------

 Deferred tax liabilities:
  Deferred policy acquisition costs                   272.7         515.6
  Market discount                                       4.5           5.1
  Net unrealized capital gains                        181.2         200.5
  Pension                                               3.9           3.6
  Other                                                (0.5)         (0.6)
-------------------------------------------------------------------------
 Total gross liabilities                              461.8         724.2
-------------------------------------------------------------------------
 Net deferred tax (asset) liability                $ (120.6)     $   72.0
=========================================================================

   Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1998 and 1997, no valuation allowances were required for unrealized capital gains and losses.

   Management believes that it is more likely than not that the Company will realize the benefit of the net deferred tax asset. The Company expects sufficient taxable income in the future to realize the net deferred tax asset because of the Company's long-term history of having taxable income, which is projected to continue.

   The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1998. This amount would be taxed only under certain conditions.

   No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.

   The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.


9. Benefit Plans

   Aetna has noncontributory defined benefit pension plans covering substantially all employees. Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $0.8 million, $2.7 million and $4.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.

   In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1998, 1997 and 1996 were $0.9 million, $2.7 million and $1.8 million, respectively.

   As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after-tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings.

   The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

   The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1998, 1997 and 1996 were $1.4 million, $0.6 million and $0.7 million, respectively.

   Effective January 1, 1999, the Company, in conjunction with Aetna, changed the formula for providing pension benefits from the existing final average pay formula to a cash balance formula, which will credit employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula will not have a material effect on the Company's results of operations, liquidity or financial condition.

   Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.7 million, $4.4 million and $5.4 million in 1998, 1997 and 1996, respectively.

   Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1998, 1997 and 1996, were $4.1 million, $2.9 million and $8.1 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1998, other changes in shareholder's equity include an additional increase of $0.7 million reflecting revisions to the allocation of the deferred tax benefit.


10. Related Party Transactions

   Investment Advisory and Other Fees
   ----------------------------------

   In February 1998 and May 1998, Aeltus Investment Management Inc. ("Aeltus"), an affiliate of the Company, assumed investment advisory services for Aetna managed mutual funds and variable funds (collectively, the Funds), respectively. In connection with that assumption of duties, Aeltus entered into participation agreements with the Company. Participation fees paid to the Company, from Aeltus, included in charges assessed against policyholders amounted to $26.9 million for 1998. Prior to assuming investment advisory services, Aeltus served as subadvisor to the Funds. Since August 1996, Aeltus has served as advisor for most of the Company's General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1998, 1997 and 1996, the Company paid $21.7 million, $45.5 million and $16.0 million, respectively, in such fees.

   Prior to February 1998 and May 1998, the Company served as investment advisor to the Funds. Under the advisory agreements, the funds paid the Company a daily fee which, on an annual basis, ranged, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis is, depending on the product, up to 2.15% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders, amounted to $287.0 million, $271.2 million and $186.6 million in 1998, 1997 and 1996, respectively.


   Reinsurance Transactions
   ------------------------

   Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred and the loan previously established was reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) as of December 31, 1997 relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million as of December 31, 1997 and was based upon the fair value of the underlying assets.

   Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct domestic individual non-participating life insurance business was sold to Lincoln. (Refer to note 2).

   The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $336.3 million, $176.7 million and $25.3 million and current and future benefits of $341.1 million, $183.9 million and $39.5 million, were assumed in 1998, 1997 and 1996, respectively. Investment income of $17.0 million, $37.5 million and $44.1 million was generated from the reinsurance loan to affiliate for the years ended December 31, 1998, 1997 and 1996, respectively.

   Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. Premium amounts related to this agreement were $2.0 million, $5.9 million and $5.2 million for 1998, 1997 and 1996, respectively. This agreement was terminated effective October 1, 1998.

   Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $4.4 million and $0.7 million in 1998 and 1997, respectively. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.

   On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $87.8 million and $32.5 million were maintained for this contract as of December 31, 1998 and 1997, respectively.


   Capital Transactions
   --------------------

   The Company received a capital contribution of $9.3 million and $10.4 million in cash from HOLDCO in 1998 and 1996, respectively. The Company received no capital contributions in 1997.


   The Company paid $553.0 million, $17.3 million and 3.5 million in cash dividends to HOLDCO in 1998, 1997 and 1996, respectively. Additionally, in 1998, the Company accrued $206.0 million in dividends. (Refer to Note 6)


   Other
   -----

   Premiums due and other receivables include $1.6 million and $37.0 million due from affiliates in 1998 and 1997, respectively. Other liabilities include $2.2 million and $1.2 million due to affiliates for 1998 and 1997, respectively.

   As of December 31, 1998, Aetna transferred to the Company $0.7 million based on its decision not to settle state tax liabilities for the years 1998 and 1997. The amount transferred as of December 31, 1997 was $2.5 million. This amount has been reported as an other change in retained earnings.

   Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.


11. Reinsurance

   On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to note 2)

   Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

   The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                    Ceded to       Assumed
                                       Direct        Other       from Other        Net
(Millions)                             Amount      Companies      Companies       Amount
----------------------------------------------------------------------------------------

          1998
          ----
 Premiums:
  Discontinued Operations            $  166.8      $  165.4       $  340.6      $  342.0
  Accident and Health Insurance          16.3          16.3             --            --
  Annuities                              80.8           2.9            1.5          79.4
----------------------------------------------------------------------------------------
   Total earned premiums             $  263.9      $  184.6       $  342.1      $  421.4
========================================================================================

          1997
          ----
 Premiums:
  Discontinued Operations            $   35.7      $   15.1       $  177.4      $  198.0
  Accident and Health Insurance           5.6           5.6             --            --
  Annuities                              67.9            --            1.2          69.1
----------------------------------------------------------------------------------------
   Total earned premiums             $  109.2      $   20.7       $  178.6      $  267.1
========================================================================================

          1996
          ----
 Premiums:
  Discontinued Operations            $   34.6      $   11.2       $   25.3      $   48.7
  Accident and Health Insurance           6.3           6.3             --            --
  Annuities                              84.3            --            0.6          84.9
----------------------------------------------------------------------------------------
   Total earned premiums             $  125.2      $   17.5       $   25.9      $  133.6
========================================================================================

12. Segment Information

   Prior to October 1, 1998, the Company's operations were reported through two major business segments: Financial Services and Individual Life Insurance (now Discontinued Operations). Summarized financial information for the Company's principal operations was as follows:

                                                 (4)            (4)
                                              Financial     Discontinued
1998 (Millions)                               Services       Operations       Other          Total
----------------------------------------------------------------------------------------------------
 Revenue from external customers            $    433.3             --             --      $    433.3
 Net investment income                           877.6             --             --           877.6
----------------------------------------------------------------------------------------------------
 Total revenue excluding realized
  capital gains                             $  1,310.9             --             --      $  1,310.9
====================================================================================================
 Amortization of deferred policy
  acquisition costs                         $    106.7             --             --      $    106.7
----------------------------------------------------------------------------------------------------
 Income taxes                               $     57.7                       $ (10.3)     $     47.4
----------------------------------------------------------------------------------------------------
 Operating earnings (1)                     $    151.5             --             --      $    151.5
 Unusual items (2)                                  --             --        $ (19.2)          (19.2)
 Realized capital gains, net of tax                7.3             --             --             7.3
----------------------------------------------------------------------------------------------------
 Income from continuing operations          $    158.8             --        $ (19.2)     $    139.6
 Discontinued operations, net of tax:
  Income from operations                            --      $    61.8             --            61.8
  Gain on sale                                      --           59.0             --            59.0
----------------------------------------------------------------------------------------------------
 Net income                                 $    158.8      $   120.8        $ (19.2)     $    260.4
====================================================================================================
 Segment assets                             $ 43,458.6      $ 3,820.2             --      $ 47,278.8
----------------------------------------------------------------------------------------------------
 Expenditures for long-lived assets (3)             --             --        $   5.3      $      5.3
----------------------------------------------------------------------------------------------------

   (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.

   (2) Unusual items excluded from operating earnings include an after-tax severance benefit of $1.6 million and after-tax Year 2000 costs of $20.8 million.

   (3) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.

   (4) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                 (3)            (3)
                                              Financial     Discontinued
1997 (Millions)                               Services       Operations      Other         Total
--------------------------------------------------------------------------------------------------
 Revenue from external customers            $    369.4             --           --      $    369.4
 Net investment income                           878.8             --           --           878.8
--------------------------------------------------------------------------------------------------
 Total revenue excluding realized
  capital gains                             $  1,248.2             --           --      $  1,248.2
==================================================================================================
 Amortization of deferred policy
  acquisition costs                         $     82.8             --           --      $     82.8
--------------------------------------------------------------------------------------------------
 Income taxes                               $     50.7             --           --      $     50.7
--------------------------------------------------------------------------------------------------
 Operating earnings (1)                     $    118.3             --           --      $    118.3
 Realized capital gains, net of tax               19.2             --           --            19.2
--------------------------------------------------------------------------------------------------
 Income from continuing operations          $    137.5             --           --      $    137.5
 Discontinued Operations, net of tax:
  Income from operations                            --      $    67.8           --            67.8
--------------------------------------------------------------------------------------------------
 Net Income                                 $    137.5      $    67.8           --      $    205.3
==================================================================================================
 Segment assets                             $ 36,638.8      $ 3,507.6           --      $ 40,146.4
--------------------------------------------------------------------------------------------------
 Expenditures for long-lived assets (2)             --             --        $ 9.6      $      9.6
--------------------------------------------------------------------------------------------------

   (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.

   (2) Expenditures for long-lived assets represents additions to property and equipment not allocable to business segments.

   (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                     (3)            (3)
                                                  Financial     Discontinued
1996 (Millions)                                   Services       Operations       Other        Total
------------------------------------------------------------------------------------------------------
 Revenue from external customers                 $   325.5            --             --      $   325.5
 Net investment income                               852.6            --             --          852.6
------------------------------------------------------------------------------------------------------
 Total revenue excluding realized capital
  gains                                          $ 1,178.1            --             --      $ 1,178.1
======================================================================================================
 Amortization of deferred policy acquisition
  costs                                          $    28.0            --             --      $    28.0
------------------------------------------------------------------------------------------------------
 Income taxes                                    $    35.6            --         $ (4.9)     $    30.7
------------------------------------------------------------------------------------------------------
 Operating earnings (losses) (1)                 $    83.2            --             --      $    83.2
 Unusual items (2)                                      --            --           (9.1)          (9.1)
 Realized capital gains, net of tax:                  11.1            --             --           11.1
------------------------------------------------------------------------------------------------------
 Income from continuing operations               $    94.3                       $ (9.1)     $    85.2
 Discontinued operations, net of tax
  Income from operations                                --        $ 55.9             --           55.9
------------------------------------------------------------------------------------------------------
 Net income (loss)                               $    94.3        $ 55.9         $ (9.1)     $   141.1
======================================================================================================

   (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.

   (2) Unusual items excluded from operating earnings represent $9.1 million after-tax corporate facilities and severance charges not directly allocable to the business segments.

   (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)


13. Commitments and Contingent Liabilities

   Commitments
   -----------

   Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1998 and 1997, the Company had commitments to purchase investments of $68.7 million and $38.7 million, respectively. The fair value of the investments at December 31, 1998 and 1997 approximated $68.9 million and $39.0 million, respectively.

   Litigation
   ----------

   The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                       UNDERTAKING PURSUANT TO RULE 484

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


               REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                      THE INVESTMENT COMPANY ACT OF 1940

     Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.



                CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 12 TO
                          THE REGISTRATION STATEMENT

     This Post-Effective Amendment No. 12 to Registration Statement No. 33-75248 is comprised of the following papers and documents:

   o The facing sheet.

   o One Prospectus dated May 1, 1999, consisting of 117 pages, for Corporate Variable Universal Life (Corporate VUL) and Corporate Variable Universal Life II (Corporate VUL II).


   o The undertaking to file reports

   o The undertaking pursuant to Rule 484

   o Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

   o The signatures

   o Written consents of the following persons:

     A. Consent of Counsel (included as part of Exhibit No. 2 below)

     B. Actuarial Consent (included as part of Exhibit No. 6 below)

     C. Consent of Independent Auditors (included as Exhibit No. 7 below)

     The following Exhibits:

     1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:

     (1)            Resolution of the Board of Directors of Aetna Life Insurance and Annuity Company establishing Variable
                    Life Account B(1)
     (2)            Not Applicable
     (3)(i)         Specialty Broker Agreement(2)
     (3)(ii)        Life Insurance Broker-Dealer Agreements(1)
     (3)(iii)       Restated and Amended Third Party Administration and Transfer Agent Agreement(3)
     (4)            Not Applicable
     (5)(i)         Corporate VUL Policy (Containing information about Cash Value Accumulation Method of Death Benefit
                    Options) (70180-93US)(4)
     (5)(ii)        Corporate VUL Policy (Containing Tables of percentages for the Guideline Premium Method for Death
                    Benefit Options) (70182-93US)(4)
     (5)(iii)       Term Rider (70181-94US) to Corporate VUL Policy 70182-93US(4)
     (5)(iv)        Amendment Rider (70284-1998) to Corporate Variable Universal Life Policies 70180-93US and 70182-
                    93US(2)
     (5)(v)         Corporate VUL II Policy (Cash Value Policy) (70180-1998US)(2)
     (5)(vi)        Corporate VUL II Policy (Guideline Premium Policy) (70182-1998US)(2)
     (5)(vii)       Term Insurance Rider (70181-1998US) to policies 70180-1998US and 70182-1998US(2)
     (6)(i)         Certificate of Incorporation of Aetna Life Insurance and Annuity Company(5)
     (6)(ii)        Amendment of Certificate of Incorporation of Aetna Life Insurance and Annuity Company(6)
     (6)(iii)       By-Laws as amended September 17, 1997 of Aetna Life Insurance and Annuity Company(7)
     (7)            Not Applicable
     (8)(i)         Fund Participation Agreement by and among Aetna Life Insurance and Annuity Company and Aetna Variable
                    Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on
                    behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna
                    Variable Portfolios, Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of May 1, 1998(8)

     (8)(ii)        Amendment dated November 9, 1998 to Fund Participation Agreement by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna
                    Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series, and Aeltus
                    Investment Management, Inc. dated as of May 1, 1998(9)
     (8)(iii)       Service Agreement between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity
                    Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna
                    Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation
                    Portfolios, Inc. on behalf of each of its series, and Aetna Variable Portfolios, Inc. on behalf of each of its series dated as of May 1, 1998(8)
     (8)(iv)        Amendment dated November 4, 1998 to Service Agreement between Aeltus Investment Management, Inc.
                    and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable
                    Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on
                    behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, and Aetna
                    Variable Portfolios, Inc. on behalf of each of its series dated as of May 1, 1998(9)

     (8)(v)         Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance
                    Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December
                    15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(6)

        (8)(vi)         Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life
                        Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation
                        dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1,
                        1996 and March 1, 1996(10)
        (8)(vii)        Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between Aetna Life
                        Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation
                        dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1,
                        1996, March 1, 1996 and May 1, 1997(11)
        (8)(viii)       Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna Life
                        Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation
                        dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1,
                        1996, March 1, 1996, May 1, 1997 and November 6, 1997(8)
        (8)(ix)         Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance
                        Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December
                        15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(6)
        (8)(x)          Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life
                        Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors
                        Corporation
                        dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1,
                        1996, and March 1, 1996(10)
        (8)(xi)         Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement between Aetna Life
                        Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors
                        Corporation
                        dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1,
                        1996, March 1, 1996 and May 1, 1997(2)
        (8)(xii)        Seventh Amendment dated as of May 1, 1998 to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation dated
                        February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996,
                        March 1, 1996, May 1, 1998 and January 20, 1998(10)
        (8)(xiii)       Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investment
                        Institutional Operations Company dated November 1, 1995(12)
        (8)(xiv)        Amendment dated January 1, 1997 to Service Agreement between Aetna Life Insurance and Annuity
                        Company and Fidelity Investments Institutional Operations Company dated as of November 1, 1995(10)
        (8)(xv)         Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity Company
                        and Janus Capital Corporation dated December 8, 1997(13)
        (8)(xvi)        Amendment dated October 12, 1998 to Fund Participation Agreement among Janus Aspen Series and Aetna
                        Life Insurance and Annuity Company and Janus Capital Corporation dated December 8, 1997(9)
        (8)(xvii)       Service Agreement between Janus Capital Corporation and Aetna Life Insurance and Annuity Company
                        dated December 8, 1997(13)
        (8)(xviii)      Fund Participation Agreement among MFS Variable Insurance Trust, Aetna Life Insurance and Annuity
                        Company and Massachusetts Financial Services Company dated April 30, 1996, and amended on September
                        3, 1996, March 14, 1997 and November 28, 1997(10)
        (8)(xix)        Fourth Amendment dated May 1, 1998 to the Fund Participation Agreement by and among MFS Variable
                        Insurance Trust, Aetna Life Insurance and Annuity Company and Massachusetts Financial Services
                        Company dated April 30, 1996, and amended on September 3, 1996, March 14, 1997 and November 28,
                        1997(14)
        (8)(xx)         Fund Participation Agreement dated March 11, 1997 between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(15)
        (8)(xxi)        Service Agreement effective as of March 11, 1997 between Oppenheimer Funds, Inc. and Aetna Life
                        Insurance and Annuity Company(16)
        (9)             Not Applicable
        (10)(i)         Application (70158-93)(2)
        (10)(ii)        Application (70159-93)(2)
        (10)(iii)       Application Supplement (70276-97(3/98))(2)

        (10)(iv)        Application Supplement (70277-97(3/98))(2)
        (10)(v)         Application Supplement (70183-93)(2)
        (10)(vi)        Premium Allocation Supplement (APP Funds)(2)

        2. Opinion and Consent of Counsel

        3. Not Applicable

        4. Not Applicable

        5. Not Applicable


        6. Actuarial Opinion and Consent

        7. Consent of Independent Auditors

        8. Copy of Power of Attorney(16)

     1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed on February 16, 1996

     2. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed on February 24, 1998

     3. Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form S-6 (File No. 33-75248), as filed on November 26, 1997

     4. Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form S-6 (File No. 33-75248), as filed on April 22, 1997

     5. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed on April 15, 1996

     6. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 11, 1997

     7. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed on October 30, 1997

     8. Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998

     9. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed on December 14, 1998

    10. Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed on September 29, 1997

    11. Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 9, 1998

    12. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed on June 28, 1996

    13. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed on December 31, 1997

    14. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-56297), as filed on August 4, 1998

    15. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed on April 16, 1997

    16. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 333-56297), as filed on February 25, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form S-6 (File No. 33-75248) and has duly caused this Post-Effective Amendment No. 12 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 29 day of April, 1999.

                                        VARIABLE LIFE ACCOUNT B OF AETNA LIFE
                                        INSURANCE AND ANNUITY COMPANY
(SEAL)                                    (Registrant)

ATTEST: /s/ Rose-Marie DeRensis
       ---------------------------
       Rose-Marie DeRensis

       Assistant Corporate Secretary    By: AETNA LIFE INSURANCE AND
                                           ANNUITY COMPANY
                                             (Depositor)

                                        By: Thomas J. McInerney*
                                           ------------------------------------
                                           Thomas J. McInerney
                                           Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

          Signature            Title                             Date
----------------------------   -------------------------------   --------------
Thomas J. McInerney*           Director and President            )
--------------------------     (Principal Executive Officer)     )
Thomas J. McInerney                                              )
                                                                 )
                                                                 )
Catherine H. Smith*            Director and Chief Financial      )
--------------------------     Officer                           )
Catherine H. Smith                                               )
                                                                 )  April 29,
                                                                 )  1999
                                                                 )
Shaun P. Mathews*              Director                          )
--------------------------                                       )
Shaun P. Mathews                                                 )
                                                                 )
                                                                 )
Deborah Koltenuk*              Vice President, Treasurer         )
--------------------------     and Corporate Controller          )
Deborah Koltenuk

By: /s/ Julie E. Rockmore
     -------------------------------
     Julie E. Rockmore
     *Attorney-in-Fact

                            VARIABLE LIFE ACCOUNT B
                                 EXHIBIT INDEX

Exhibit No.              Exhibit
-----------              -------
99-2                     Opinion and Consent of Counsel
99-6                     Actuarial Opinion and Consent
99-7                     Consent of Independent Auditors